UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2012

Date of reporting period:	10/31/2012

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL EQUITY FUND

ANNUAL REPORT • OCTOBER 31, 2012

Fund Type

International Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 14, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Equity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential International Equity Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 1.67%; Class B, 2.37%; Class C, 2.37%; Class F, 2.12%; Class X, 2.37%; Class Z, 1.37%. Net operating expenses: Class A, 1.67%; Class B, 2.37%; Class C, 2.37%; Class F, 2.12%; Class X, 2.37%; Class Z, 1.37%.

Cumulative Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	7.40%	–33.84%	91.27%	—
Class B	6.50	–36.16	77.43	—
Class C	6.51	–36.15	77.45	—
Class F	6.98	–35.30	N/A	–23.59% (12/18/2006)
Class X	6.69	–36.05	N/A	–25.23 (3/19/2007)
Class Z	7.69	–33.03	95.76	—
MSCI EAFE ND Index	4.61	–25.88	110.49	—
Lipper International Large-Cap Core Funds Average	5.85	–24.96	105.67	—

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years	Since Inception
Class A	10.55%	–8.49%	6.80%	—
Class B	11.17	–8.28	6.63	—
Class C	15.17	–8.09	6.64	—
Class F	11.69	–8.01	N/A	–4.86% (12/18/2006)
Class X	10.17	–8.61	N/A	–5.63 (3/19/2007)
Class Z	17.44	–7.21	7.65	—
MSCI EAFE ND Index	13.75	–5.24	8.20	—
Lipper International Large-Cap Core Funds Average	15.37	–4.95	7.78	—

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Average Annual Total Returns (With Sales Charges) as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	1.49%	–8.96%	6.10%	—
Class B	1.50	–8.75	5.90	—
Class C	5.51	–8.58	5.90	—
Class F	1.98	–8.50	N/A	–4.62% (12/18/2006)
Class X	0.69	–9.05	N/A	–5.34 (3/19/2007)
Class Z	7.69	–7.71	6.95	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	7.40%	–7.93%	6.70%	—
Class B	6.50	–8.58	5.90	—
Class C	6.51	–8.58	5.90	—
Class F	6.98	–8.34	N/A	–4.48% (12/18/2006)
Class X	6.69	–8.55	N/A	–5.04 (3/19/2007)
Class Z	7.69	–7.71	6.95	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Equity Fund (Class A shares) with a similar investment in the MSCI EAFE ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only.

Prudential International Equity Fund	3

Your Fund’s Performance (continued)

As indicated in the tables provided earlier, performance for Class B, Class C, Class F, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30%, annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B and Class F shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and 12b-1 fees of 1% and 0.75%, respectively, annually. Approximately seven years after purchase, Class B and Class F will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class X shares declines by 1% annually to 4% in the third and fourth year after purchase, 3% in the fifth year after purchase, 2% in the sixth and seventh year after purchase, 1% in the eighth year after purchase, and 0% in the ninth and 10th year after purchase. Class X shares convert to Class A shares on a monthly basis approximately 10 years after purchase. Class X shares are not offered to new purchases and are available only through exchanges from the same share class of certain other Prudential Investments mutual funds. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East ND Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends. MSCI EAFE ND Index Closest Month-End to Inception cumulative total returns as of 10/31/12 are –12.84% for Class F and –16.25% for Class X. MSCI EAFE ND Index Closest Month-End to Inception average annual total returns as of 9/30/12 are –2.50% for Class F and –3.32% for Class X.

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Lipper International Large-Cap Core Funds Average

The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P Developed ex-U.S. Broad Market Index (BMI). Large-Cap Core funds typically have an average price-to-cash-flow ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P Developed ex-U.S. BMI. Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/12 are –10.94% for Class F and –14.08% for Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/12 are –2.17% for Class F and –2.91% for Class X.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/12
Roche Holding AG, Pharmaceuticals	1.7%
Nestle SA, Food Products	1.6
BP PLC, Oil, Gas & Consumable Fuels	1.6
Sanofi, Pharmaceuticals	1.6
HSBC Holdings PLC, Commercial Banks	1.4

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/12
Commercial Banks	12.1%
Pharmaceuticals	8.6
Oil, Gas & Consumable Fuels	7.7
Insurance	5.6
Metals & Mining	5.5

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Equity Fund	5

Strategy and Performance Overview

How did the Fund perform?

Prudential International Equity Fund’s Class A shares gained 7.40% for the 12-month reporting period ended October 31, 2012, outperforming the 4.61% gain of the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) and the 5.85% gain of the Lipper International Large-Cap Core Funds Average.

How did international stock markets perform?

•

Against the background of European debt crises and very sluggish global growth, the international equity markets performed remarkably well as measured by the MSCI EAFE ND Index, which gauges stock markets of economically developed nations other than the United States and Canada.

•	International markets got off to a slow start and October 2011 stock gains became November losses as European debt levels continued to spiral while the growth rates of European nations slowed.

•

Uncertainty surrounding the euro zone’s ability to reach a long-term debt crisis solution dominated the headlines for much of first quarter 2012. Standard & Poor’s downgraded the debt of France and nine other euro zone countries and concerns mounted that Greece would default on its sovereign debt. But in late February, the European Central Bank introduced a second three-year lending program to European banks, and in March Greece pushed through one of the largest sovereign debt restructurings in history, bringing some relief to financial markets looking for an indication that progress toward a political solution was being made.

•

At the end of March, U.S. markets continued to lead international markets primarily due to the perception that many parts of the world had reentered a recession while the U.S. economy showed a slow, but steady, recovery. However, while global markets generally declined in March, most held on to year-to-date gains.

•	European stocks suffered their worst month of the reporting period in May after concerns mounted that Greece might be forced to pull out of the euro zone and the Spanish banking crisis escalated.

•

In September, the European Central Bank announced a bond program to purchase, without limit, the debt of struggling governments in an effort to overcome the three-year debt crisis. The action, coming on top of already low government bond yields, boosted investor confidence that the euro zone would not collapse and encouraged investment in the equity market.

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•

In October, some of the uncertainties surrounding Europe receded as progress resolving the European debt crisis grew, helping international markets to outperform U.S. markets. The MSCI EAFE ND Index was up for the month while the S&P 500 Index was negative.

•	The bulk of the value added in the Fund during the reporting period came from the United Kingdom, Germany, and Japan, while an underperformance in Australia limited the added value.

How did international stock market sectors perform?

•

There was significant disparity in sector returns over the reporting period. Healthcare, consumer staples, and financials posted double-digit gains. In comparison, telecommunications and information technology had single-digit losses.

•

The Fund uses a well-diversified core strategy that seeks to pick the best stocks in each sector. The Fund maintains a balance between slow-growing value stocks and fast-growing growth stocks. This process added positively to the Fund’s performance in sectors that were down significantly, including technology and utilities, as well as in sectors that experienced significant gains, such as financials.

•

From a sector perspective, contributions to Fund performance were broad based. Information technology, consumer discretionary, financials, energy, and utilities made solid contributions, while materials and telecommunications modestly detracted.

Among slowly growing companies, which stocks or related group of stocks contributed most and detracted most from the Fund’s return?

•

QMA places a heavier emphasis on valuation factors, such as price-to-earnings (P/E) and price-to-book (P/B) ratios, when evaluating slower-growing stocks. For faster-growing stocks, QMA’s process places a heavier weighting on news or information about earnings and sales growth. This allows the Fund to potentially add value throughout the full range from slow- to fast-growing companies.

•

During the past year, equity markets oscillated between optimism and pessimism depending upon whether the European sovereign debt crisis was perceived to be improving or deteriorating. These crosscurrents constrained both slow- and fast-growing stocks. Slow-growing stocks generated essentially benchmark returns, while the faster-growing stocks did only slightly better than the benchmark for the year as a whole.

Prudential International Equity Fund	7

Strategy and Performance Overview (continued)

•

The Fund’s sweet spot was in stocks which grew a little slower, although not significantly slower, than average. The returns of this group slightly lagged the benchmark, but the Fund’s holdings in the group significantly outperformed the benchmark. For example, in consumer discretionary and technology, the Fund’s holdings posted double-digit returns although the benchmark had negative returns. Within consumer discretionary, the Fund held an overweight to ITV, which posted a 39% gain. Within technology, the Fund held an overweight to ASML, which advanced 13%. In financials, the Fund held an overweight to Hannover Rueckversicherung and Legal & General, which gained 31% and 22%, respectively.

•	Among the slowest-growing companies, value added was greatest in industrials where the Fund held an overweight to Yangzijiang Shipbuilding, which returned 48%.

Among rapidly growing companies, which stocks or related group of stocks contributed most and detracted most from the Fund’s return?

•

The value added of both the Fund’s slowest- and fastest-growing stocks was very modest. The slowest-growing 20% of stocks added about 10 basis points (a basis point is a one-hundredth of a percent), while the fastest-growing 20% detracted by 10 basis points.

•	Among the fast-growing companies, the Fund did best in information technology with an underweight to Canon, which lost 30%.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2012, at the beginning of the period, and held through the six-month period ended October 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

Prudential International Equity Fund	9

Fees and Expenses (continued)

the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Equity Fund		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,023.80	1.63%	$8.29
	Hypothetical	$1,000.00	$1,016.94	1.63%	$8.26

Class B	Actual	$1,000.00	$1,019.40	2.33%	$11.83
	Hypothetical	$1,000.00	$1,013.42	2.33%	$11.79

Class C	Actual	$1,000.00	$1,019.40	2.33%	$11.83
	Hypothetical	$1,000.00	$1,013.42	2.33%	$11.79

Class F	Actual	$1,000.00	$1,021.20	2.08%	$10.57
	Hypothetical	$1,000.00	$1,014.68	2.08%	$10.53

Class X	Actual	$1,000.00	$1,021.20	2.33%	$11.84
	Hypothetical	$1,000.00	$1,013.42	2.33%	$11.79

Class Z	Actual	$1,000.00	$1,025.30	1.33%	$6.77
	Hypothetical	$1,000.00	$1,018.45	1.33%	$6.75

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.7%
COMMON STOCKS 97.4%

Australia 7.6%
42,286	Australia & New Zealand Banking Group Ltd.	$1,117,133
68,867	BHP Billiton Ltd.	2,448,455
110,045	Centro Retail Australia	245,600
431,934	CFS Retail Property Trust	876,566
32,964	Commonwealth Bank of Australia	1,976,115
1,310	CSL Ltd.	64,593
423,447	Fortescue Metals Group Ltd.(a)	1,793,410
326,656	GPT Group	1,207,150
85,476	Iluka Resources Ltd.(a)	880,190
78,509	Incitec Pivot Ltd.	257,530
96,497	Insurance Australia Group Ltd.	459,777
155,019	Lend Lease Group	1,395,161
30,262	National Australia Bank Ltd.	810,157
16,967	Ramsay Health Care Ltd.	418,477
4,214	Rio Tinto Ltd.	249,076
325,304	SP AusNet	357,945
46,172	Wesfarmers Ltd.	1,666,494
627,843	Westfield Retail Trust	2,020,380
128,500	Westpac Banking Corp.	3,402,781

		21,646,990

Austria 0.2%
124,862	Immofinanz Immobilien Anlagen	482,280

Belgium 0.6%
20,457	Anheuser-Busch InBev NV	1,710,495
1,939	Delhaize Group SA	74,127

		1,784,622

Brazil 0.7%
2,300	Companhia Brasileira de Meios de Pagamento	56,904
10,600	Multiplus SA	246,283
12,300	Natura Cosmeticos SA	327,931
35,531	Vale SA (Class B Stock), ADR(a)	650,928
42,912	Vale SA (Preference) (Class B Stock), ADR	763,405

		2,045,451

China 0.8%
438,000	China Construction Bank Corp. (Class H Stock)	330,052

See Notes to Financial Statements.

Prudential International Equity Fund	11

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

China (cont’d.)
1,454,000	China Minsheng Banking Corp. Ltd. (Class H Stock)	$1,322,662
91,000	China Petroleum & Chemical Corp. (Class H Stock)	96,636
388,000	PICC Property & Casualty Co. Ltd. (Class H Stock)	516,663
42,200	Zoomlion Heavy Industry Science & Technology Co. Ltd. (Class H Stock)	56,847

		2,322,860

Colombia 0.1%
3,600	Ecopetrol SA, ADR(a)	213,156

Denmark 1.1%
6,123	Coloplast A/S (Class B Stock)	1,342,616
5,463	DSV A/S	122,827
9,580	Novo Nordisk A/S (Class B Stock)	1,543,859

		3,009,302

Finland 1.5%
16,935	Kone OYJ (Class B Stock)	1,212,747
22,980	Metso OYJ	806,290
50,441	Orion OYJ (Class B Stock)	1,247,426
28,993	Sampo OYJ (Class A Stock)	908,662

		4,175,125

France 8.3%
80,880	AXA SA	1,285,765
24,791	Cap Gemini SA	1,042,063
9,582	Casino Guichard Perrachon SA	836,835
17,011	CIE Generale DES Etablissements Michelin	1,460,946
11,374	Dassault Systemes SA	1,198,404
36,362	Eiffage SA	1,249,190
55,060	European Aeronautic Defence and Space Co. NV(a)	1,956,131
27,756	France Telecom SA	309,463
73,678	GDF Suez	1,690,778
1,982	ICADE	178,362
7,398	Imerys SA	415,629
6,988	Publicis Groupe	376,473
16,206	Rexel SA	293,339
50,437	Sanofi	4,433,634
16,350	Schneider Electric SA	1,022,193
2,667	Societe BIC SA	325,217

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

France (cont’d.)
2,946	Technip SA	$331,822
76,524	Total SA	3,850,401
1,040	Unibail-Rodamco SE	234,348
9,411	Vinci SA	416,501
29,119	Vivendi SA	595,763

		23,503,257

Germany 7.6%
6,535	Adidas AG	556,752
8,014	Allianz SE	993,648
41,361	BASF SE	3,427,272
29,679	Bayer AG	2,584,680
9,697	Continental AG	971,937
6,732	Deutsche Bank AG	305,135
43,554	Deutsche Post AG	863,436
94,526	Deutsche Telekom AG	1,079,272
2,785	Fresenius SE & Co. KGaA	317,659
24,409	Hannover Rueckversicherung AG	1,716,970
2,565	K+S AG	121,348
27,014	Lanxess AG	2,231,442
5,208	Linde AG	875,853
9,621	Muenchener Rueckversicherungs AG	1,546,303
26,226	SAP AG	1,910,386
55,395	Suedzucker AG	2,146,456

		21,648,549

Hong Kong 3.8%
508,500	BOC Hong Kong Holdings Ltd.	1,564,858
46,200	Cheung Kong Holdings Ltd.	682,563
91,000	Cheung Kong Infrastructure Holdings Ltd.	533,081
558,000	China Citic Bank Corp. Ltd. (Class H Stock)	285,118
205,000	China Overseas Land & Investment Ltd.	536,964
483,000	Franshion Properties China Ltd.	147,704
234,000	Galaxy Entertainment Group Ltd.*	804,653
374,750	Great Wall Motor Co. Ltd. (Class H Stock)	1,029,951
47,000	Hysan Development Co. Ltd.	207,708
39,500	Kerry Properties Ltd.	195,970
229,500	Link REIT (The)	1,141,570
152,000	MMG Ltd.*	60,407
70,000	Power Assets Holdings Ltd.	595,222

See Notes to Financial Statements.

Prudential International Equity Fund	13

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hong Kong (cont’d.)
86,000	Sino Land Co. Ltd.	$154,022
75,000	Sun Hung Kai Properties Ltd.	1,044,187
231,000	Wharf Holdings Ltd.	1,581,222
1,478,000	Yuexiu Property Co. Ltd.	406,209

		10,971,409

India 0.2%
25,158	Tata Motors Ltd., ADR	607,566

Indonesia 0.2%
25,500	PT Astra Agro Lestari TBK	55,619
414,000	PT Bank Rakyat Indonesia Persero TBK	318,959
394,000	PT Indofood Sukses Makmur TBK	233,816

		608,394

Israel 0.5%
869	Delek Group Ltd.	165,246
50,844	Israel Chemicals Ltd.	636,262
913	Mellanox Technologies Ltd.*	69,280
10,218	Teva Pharmaceutical Industries Ltd.	415,177
3,400	Teva Pharmaceutical Industries Ltd., ADR	137,428

		1,423,393

Italy 2.3%
505,443	ENEL SpA	1,899,866
123,484	ENI SpA	2,834,536
113,867	Fiat Industrial SpA	1,233,097
70,822	Fiat SpA*	345,151
5,128	Luxottica Group SpA	195,078

		6,507,728

Japan 17.6%
74,400	AEON Co. Ltd.	811,755
38,000	All Nippon Airways Co. Ltd.	80,446
427,000	Aozora Bank Ltd.	1,203,495
27,600	Central Japan Railway Co.	2,375,197
57,000	Chiyoda Corp.	919,654
116,000	Daicel Corp.	696,029
15,000	Daihatsu Motor Co. Ltd.	262,683
15,000	Daiwa House Industry Co. Ltd.	227,170

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
8,300	Dena Co. Ltd.(a)	$258,992
13,000	Denso Corp.	406,952
10,500	East Japan Railway Co.	720,782
178,000	Fuji Heavy Industries Ltd.	1,710,209
16,460	Hakuhodo DY Holdings, Inc.	985,579
140,000	Hino Motors Ltd.	1,080,296
49,200	Hitachi Construction Machinery Co. Ltd.(a)	807,982
30,000	Hitachi High-Technologies Corp.	656,520
78,100	Hitachi Ltd.	413,833
6,300	Idemitsu Kosan Co. Ltd.	542,165
11,000	Isuzu Motors Ltd.	58,149
72,300	Itochu Corp.	723,634
4,300	Itochu Techno-Solutions Corp.	222,460
78,500	Japan Tobacco, Inc.	2,169,247
11,000	JGC Corp.	378,241
35,200	KDDI Corp.	2,733,809
1,200	Keyence Corp.	318,377
25,100	Kuraray Co. Ltd.	291,466
193,722	Marubeni Corp.	1,254,594
300,300	Mitsubishi UFJ Financial Group, Inc.	1,357,989
1,790	Mitsubishi UFJ Lease & Finance Co. Ltd.	77,134
989,200	Mizuho Financial Group, Inc.	1,548,916
74,000	Namco Bandai Holdings, Inc.	1,162,420
87,000	Nippon Express Co. Ltd.	318,226
53,100	Nippon Telegraph & Telephone Corp.	2,417,869
3,500	Nitto Denko Corp.	158,712
66	NTT DoCoMo, Inc.	96,979
3,400	Oriental Land Co. Ltd.	463,811
2,840	ORIX Corp.	291,720
18,300	Otsuka Corp.	1,492,334
2,300	Otsuka Holdings Co. Ltd.	70,847
294,600	Resona Holdings, Inc.	1,273,168
23,500	Sega Sammy Holdings, Inc.	443,035
31,000	Seven & I Holdings Co. Ltd.	956,057
4,900	Shimamura Co. Ltd.	510,685
15,400	Shimano, Inc.	970,337
73,200	SoftBank Corp.	2,317,129
15,300	Sony Corp.	182,841
87,500	Sumitomo Corp.	1,192,534
51,100	Sumitomo Mitsui Financial Group, Inc.	1,564,429

See Notes to Financial Statements.

Prudential International Equity Fund	15

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
190,000	Sumitomo Mitsui Trust Holdings, Inc.	$575,974
41,900	Suzuki Motor Corp.	948,957
74,600	Toyoda Gosei Co., Ltd.	1,467,143
19,800	Toyota Boshoku Corp.	187,260
31,434	Toyota Motor Corp.	1,206,880
86,100	Toyota Tsusho Corp.	1,878,820
20,800	West Japan Railway Co.	908,030
4,539	Yahoo! Japan Corp.	1,561,898
11,700	Yokogawa Electric Corp.	133,078

		50,044,928

Mexico 0.1%
106,900	Grupo Mexico SAB de CV	342,890

Netherlands 4.6%
57,352	Aegon NV	320,241
20,997	ASML Holding NV	1,155,282
362	Gemalto NV	32,666
14,320	Heineken Holding NV	726,654
2,856	Heineken NV(a)	176,075
150,417	Koninklijke Ahold NV	1,915,111
4,436	Koninklijke DSM NV	227,774
46,399	Koninklijke Philips Electronics NV	1,160,095
102,546	Royal Dutch Shell PLC (Class A Stock)	3,516,553
76,244	Royal Dutch Shell PLC (Class B Stock)	2,695,184
34,592	Unilever NV - CVA	1,270,209

		13,195,844

Norway 1.6%
45,695	Seadrill Ltd.	1,849,825
37,578	Statoil ASA	928,690
39,346	Yara International ASA	1,853,671

		4,632,186

Philippines 0.3%
1,121,900	Alliance Global Group, Inc.	405,240
44,820	San Miguel Corp.	118,700
159,810	Universal Robina Corp.	278,926

		802,866

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Portugal 0.1%
164,930	EDP - Energias de Portugal SA	$448,068

Russia 1.1%
15,460	Gazprom OAO, ADR	141,227
9,507	LUKOIL OAO, ADR	574,698
11,645	Sberbank of Russia, OTC, ADR	135,664
61,681	Sberbank of Russia, XLON, ADR	725,369
3,628	Sistema JSFC, GDR	66,574
165,549	Surgutneftegas OAO, ADR	1,440,276

		3,083,808

Singapore 1.4%
284,000	ComfortDelGro Corp. Ltd.	393,474
12,000	DBS Group Holdings Ltd.	136,744
1,469,000	Golden Agri-Resources Ltd.	752,685
93,000	Keppel Corp. Ltd.	812,740
347,000	Keppel Land Ltd.	967,208
25,000	Oversea-Chinese Banking Corp. Ltd.	186,506
1,043,000	Yangzijiang Shipbuilding Holdings Ltd.	773,827

		4,023,184

South Africa 1.0%
9,732	Assore Ltd.	401,822
10,746	Bidvest Group Ltd.	256,484
310,455	FirstRand Ltd.	1,030,476
33,528	Imperial Holdings Ltd.	761,690
2,400	Kumba Iron Ore Ltd., ADR	50,088
16,837	MTN Group Ltd.	303,587

		2,804,147

South Korea 1.6%
5,090	Hyundai Marine & Fire Insurance Co. Ltd.	164,517
6,988	Hyundai Motor Co.	1,438,480
2,266	Hyundai Motor Co., GDR	69,793
16,360	Kia Motors Corp.	909,056
46,680	Korea Exchange Bank*	323,584
7,028	KT&G Corp.	535,510
400	Lotte Shopping Co. Ltd.	123,785
1,630	Samsung Electronics Co. Ltd., GDR	978,956

		4,543,681

See Notes to Financial Statements.

Prudential International Equity Fund	17

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Spain 2.9%
22,460	ACS Actividades de Construccion y Servicios SA(a)	$479,464
11,066	Amadeus IT Holding SA (Class A Stock)	273,953
169,386	Banco Santander SA	1,270,966
66,998	Enagas	1,332,110
40,506	Ferrovial SA	572,267
66,650	Gas Natural SDG SA	1,034,063
246,996	Iberdrola SA	1,277,367
10,155	Inditex SA	1,295,700
11,228	Red Electrica Corp. SA	526,458
14,483	Repsol YPF SA	289,465

		8,351,813

Sweden 2.7%
13,976	Boliden AB	244,210
36,067	Hexagon AB (Class B Stock)	829,776
88,352	Sandvik AB	1,225,465
186,987	Skandinaviska Enskilda Banken (Class A Stock)	1,550,496
22,115	Svenska Handelsbanken AB (Class A Stock)	757,516
134,025	Swedbank AB (Class A Stock)	2,485,349
46,397	Volvo AB (Class B Stock)	624,302

		7,717,114

Switzerland 7.2%
6,011	Actelion Ltd.	289,932
249	Banque Cantonale Vaudoise	131,946
28,420	Cie Financiere Richemont SA	1,843,196
819	Geberit AG	168,848
71,763	Nestle SA	4,554,057
44,681	Novartis AG	2,689,112
25,619	Roche Holding AG	4,926,837
3,429	Swiss Life Holding AG	431,525
39,839	Swiss Re AG	2,752,754
2,213	Swisscom AG	919,370
912	Syngenta AG	356,261
9,056	Transocean Ltd.	412,202
3,337	UBS AG	50,021
3,852	Zurich Financial Services AG	949,247

		20,475,308

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Taiwan 0.9%
62,000	Asustek Computer, Inc.	$664,305
347,000	Eva Airways Corp.*	201,340
411,000	Hon Hai Precision Industry Co. Ltd.	1,247,949
78,780	Realtek Semiconductor Corp.	148,323
479,000	TECO Electric And Machinery Co. Ltd.	325,482

		2,587,399

Thailand 0.2%
188,375	Krung Thai Bank PCL	110,628
3,700	PTT PCL	38,388
58,300	Siam Commercial Bank PCL	306,242

		455,258

United Kingdom 18.5%
435,535	Aberdeen Asset Management PLC	2,280,748
14,577	Admiral Group PLC	260,644
28,651	Anglo American PLC	879,869
4,097	ARM Holdings PLC	43,967
73,600	AstraZeneca PLC	3,417,690
41,643	Babcock International Group PLC	657,235
282,277	BAE Systems PLC	1,422,158
512,983	Barclays PLC	1,883,319
7,903	BG Group PLC	146,347
74,997	BHP Billiton PLC	2,402,998
623,016	BP PLC	4,456,937
43,767	British American Tobacco	2,167,973
532,347	BT Group PLC (Class A Stock)	1,825,548
64,540	Capita PLC	753,021
75,925	Diageo PLC	2,169,916
142,909	GlaxoSmithKline PLC	3,197,562
409,384	HSBC Holdings PLC	4,022,028
36,939	Imperial Tobacco Group PLC	1,394,892
626,686	ITV PLC	875,299
194,817	J Sainsbury PLC	1,114,821
300,774	Legal & General Group PLC	650,406
182,878	National Grid PLC	2,085,034
7,332	Next PLC	421,933
432,176	Old Mutual PLC	1,199,578
9,646	Petrofac Ltd.	249,684
53,187	Prudential PLC	728,277

See Notes to Financial Statements.

Prudential International Equity Fund	19

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
22,454	Reckitt Benckiser Group PLC	$1,358,828
49,597	Rio Tinto PLC	2,484,772
7,535	Sabmiller PLC	322,779
7,565	Smiths Group PLC	128,918
5,950	SSE PLC	139,035
74,013	Standard Chartered PLC	1,747,995
116,692	Standard Life PLC	549,874
52,385	Tate & Lyle PLC	613,738
23,107	Tesco PLC	119,270
2,925	TMK OAO, GDR	43,378
39,411	TUI Travel PLC	159,636
12,729	Unilever PLC	474,716
580,049	Vodafone Group PLC	1,574,923
173,539	WM Morrison Supermarkets PLC	750,256
93,937	Xstrata PLC	1,484,237

		52,660,239

United States 0.1%
400	Credicorp Ltd.	51,736
1,634	Millicom International Cellular SA	141,157

		192,893

	Total common stocks (cost $242,686,807)	277,311,708

EXCHANGE TRADED FUND 1.0%

United States
50,100	iShares MSCI EAFE Index Fund (cost $2,475,280)	2,683,857

PREFERRED STOCKS 1.3%

Brazil 0.4%
9,900	AES Tiete SA	112,451
22,200	Marcopolo SA	130,180
45,700	Vale SA (Class Preference Stock)	817,899

		1,060,530

Germany 0.7%
7,304	Henkel AG & Co. KGaA	583,263
7,124	Volkswagen AG	1,473,702

		2,056,965

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
PREFERRED STOCKS (Continued)

South Korea 0.2%
1,786	Hyundai Motor Co. - 1st Offering	$109,394
8,343	Hyundai Motor Co. - 2nd Offering	546,969

		656,363

	Total preferred stocks (cost $3,470,277)	3,773,858

Units
RIGHT

Spain
169,366	Banco Santander SA (cost $0)*	33,367

	Total long-term investments (cost $248,632,364)	283,802,790

Principal Amount (000)
SHORT-TERM INVESTMENTS 2.9%

United State Government Security 0.1%
$ 150	U.S. Treasury Bill 0.100%, 12/20/12 (cost $149,980)(b)(c)	149,980

Shares

Affiliated Money Market Mutual Fund 2.8%
7,963,741	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $7,963,741; includes $7,172,123 of cash collateral received for securities on loan) (Note 3)(d)(e)	7,963,741

	Total short-term investments (cost $8,113,703)	8,113,721

	Total Investments 102.6% (cost $256,746,085; Note 5)	291,916,511
	Liabilities in excess of other assets(f) (2.6%)	(7,331,053)

	Net Assets 100.0%	$284,585,459

See Notes to Financial Statements.

Prudential International Equity Fund	21

Portfolio of Investments

as of October 31, 2012 continued

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

GDR—Global Depositary Receipt

OTC—Over-the-Counter

REIT—Real Estate Investment Trust

XLON—London Stock Exchange

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,584,492; cash collateral of $7,172,123 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, segregated as collateral for futures contract.
(c)	Rate quoted represents yield-to-maturity as of purchase date.
(d)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at October 31, 2012:

Number of Contracts	Type	Expiration Date	Value at October 31, 2012	Value at Trade Date	Unrealized Appreciation/ (Depreciation)
	Long Positions:
3	DAX Index	Dec. 2012	$706,819	$718,955	$(12,136)
6	TOPIX Index	Dec. 2012	556,934	552,115	4,819

					$(7,317)

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$21,646,990	$—	$—
Austria	482,280	—	—
Belgium	1,784,622	—	—
Brazil	2,045,451	—	—
China	2,322,860	—	—
Colombia	213,156	—	—
Denmark	3,009,302	—	—
Finland	4,175,125	—	—
France	23,503,257	—	—
Germany	21,648,549	—	—
Hong Kong	10,971,409	—	—
India	607,566	—	—
Indonesia	608,394	—	—
Israel	1,423,393	—	—
Italy	6,507,728	—	—
Japan	50,044,928	—	—
Mexico	342,890	—	—
Netherlands	13,195,844	—	—
Norway	4,632,186	—	—
Philippines	802,866	—	—
Portugal	448,068	—	—
Russia	3,083,808	—	—
Singapore	4,023,184	—	—
South Africa	2,804,147	—	—
South Korea	4,543,681	—	—
Spain	8,351,813	—	—
Sweden	7,717,114	—	—
Switzerland	20,475,308	—	—
Taiwan	2,587,399	—	—
Thailand	455,258	—	—
United Kingdom	52,660,239	—	—
United States	192,893	—	—
Exchange Traded Fund
United States	2,683,857	—	—
Preferred Stocks
Brazil	1,060,530	—	—
Germany	2,056,965	—	—

See Notes to Financial Statements.

Prudential International Equity Fund	23

Portfolio of Investments

as of October 31, 2012 continued

	Level 1	Level 2	Level 3
Preferred Stocks (continued):
South Korea	$656,363	$—	$—
Right
Spain	33,367	—	—
United States Government Security	—	149,980	—
Affiliated Money Market Mutual Fund	7,963,741	—	—

	291,766,531	149,980	—
Other Financial Instruments*
Futures Contracts	(7,317)	—	—

Total	$291,759,214	$149,980	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair value of Level 2 investments at October 31, 2011 was $282,953,266. An amount of $177,565,416 was transferred into Level 1 from Level 2 at October 31, 2012 as a result of no longer using third-party vendor modeling tools. Such fair values were used to reflect the impact of significant market movements between the time at which the fund normally values its securities and the earlier closing of foreign markets.

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

Commercial Banks	12.1%
Pharmaceuticals	8.6
Oil, Gas & Consumable Fuels	7.7
Insurance	5.6
Metals & Mining	5.5
Chemicals	3.9
Food Products	3.7
Automobiles	3.6
Food & Staples Retailing	2.9
Affiliated Money Market Mutual Fund (including 2.5% of collateral received for securities on loan)	2.8
Machinery	2.8
Real Estate Management & Development	2.8
Wireless Telecommunication Services	2.6
Diversified Telecommunication Services	2.5
Tobacco	2.3%
Real Estate Investment Trusts	2.1
Electric Utilities	2.0
Trading Companies & Distributors	1.9
Beverages	1.8
Road & Rail	1.7
Auto Components	1.6
Construction & Engineering	1.4
Electronic Equipment, Instruments & Components	1.3
Multi-Utilities	1.3
Aerospace & Defense	1.2
Industrial Conglomerates	1.1
IT Services	1.1
Software	1.1
Textiles, Apparel & Luxury Goods	1.0

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Industry (cont’d.)
Energy Equipment & Services	1.0%
Capital Markets	0.9
Exchange Traded Fund	0.9
Leisure Equipment & Products	0.9
Semiconductors & Semiconductor Equipment	0.9
Gas Utilities	0.8
Household Products	0.7
Internet Software & Services	0.7
Media	0.7
Specialty Retail	0.6
Diversified Financial Services	0.5
Electrical Equipment	0.5
Healthcare Equipment & Supplies	0.5
Hotels, Restaurants & Leisure	0.5
Commercial Services & Supplies	0.4
Air Freight & Logistics	0.3
Distributors	0.3%
Professional Services	0.3
Computers & Peripherals	0.2
Healthcare Providers & Services	0.2
Airlines	0.1
Biotechnology	0.1
Building Products	0.1
Construction Materials	0.1
Household Durables	0.1
Multiline Retail	0.1
Personal Products	0.1
United State Government Security	0.1

102.6
Liabilities in excess of other assets	(2.6)

100.0%

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due from broker— variation margin	$7,317	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Rights	Total
Equity contracts	$318,066	$290,525	$608,591

See Notes to Financial Statements.

Prudential International Equity Fund	25

Portfolio of Investments

as of October 31, 2012 continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Rights	Total
Equity contracts	$(280,363)	$33,367	$(246,996)

For the year ended October 31, 2012, the average value at trade date for futures contracts was $1,366,216.

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2012

Prudential International Equity Fund

Statement of Assets and Liabilities

as of October 31, 2012

Assets
Investments at value, including securities on loan of $6,584,492:
Unaffiliated Investments (cost $248,782,344)	$283,952,770
Affiliated Investments (cost $7,963,741)	7,963,741
Foreign currency, at value (cost $143,043)	143,283
Cash	1,778
Dividends and interest receivable	780,602
Foreign tax reclaim receivable	726,073
Receivable for Series shares sold	34,338
Prepaid expenses	4,305
Due from broker—variation margin	3,415

Total assets	293,610,305

Liabilities
Payable to broker for collateral for securities on loan	7,172,123
Loan payable	984,000
Payable for Series shares reacquired	254,608
Accrued expenses	248,399
Management fee payable	206,367
Affiliated transfer agent fee payable	84,883
Distribution fee payable	74,466

Total liabilities	9,024,846

Net Assets	$284,585,459

Net assets were comprised of:
Common stock, at par	$473,652
Paid-in capital in excess of par	502,314,263

502,787,915
Undistributed net investment income	4,906,387
Accumulated net realized loss on investment and foreign currency transactions	(258,281,783)
Net unrealized appreciation on investments and foreign currencies	35,172,940

Net assets, October 31, 2012	$284,585,459

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($209,568,034 ÷ 34,804,848 shares of common stock issued and outstanding)	$6.02
Maximum sales charge (5.50% of offering price)	0.35

Maximum offering price to public	$6.37

Class B
Net asset value, offering price and redemption price per share ($5,439,363 ÷ 940,388 shares of common stock issued and outstanding)	$5.78

Class C
Net asset value, offering price and redemption price per share ($17,658,314 ÷ 3,053,636 shares of common stock issued and outstanding)	$5.78

Class F
Net asset value, offering price and redemption price per share ($681,060 ÷ 117,661 shares of common stock issued and outstanding)	$5.79

Class X
Net asset value, offering price and redemption price per share ($707,313 ÷ 122,259 shares of common stock issued and outstanding)	$5.79

Class Z
Net asset value, offering price and redemption price per share ($50,531,375 ÷ 8,326,438 shares of common stock issued and outstanding)	$6.07

See Notes to Financial Statements.

Prudential International Equity Fund	29

Statement of Operations

Year Ended October 31, 2012

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $155,269)	$10,820,472
Affiliated income from securities loaned, net	65,142
Unaffiliated interest income	30,062
Affiliated dividend income	493

Total income	10,916,169

Expenses
Management fee	2,411,834
Distribution fee—Class A	612,262
Distribution fee—Class B	58,229
Distribution fee—Class C	190,185
Distribution fee—Class F	7,832
Distribution fee—Class L	32,655
Distribution fee—Class M	1,560
Distribution fee—Class X	10,774
Transfer agent’s fees and expenses (including affiliated expense of $371,200) (Note 3)	935,000
Custodian’s fees and expenses	239,000
Registration fees	90,000
Reports to shareholders	50,000
Audit fee	35,000
Legal fees and expenses	27,000
Directors’ fees	16,000
Insurance	7,000
Loan interest expense (Note 7)	3,430
Miscellaneous	60,526

Total expenses	4,788,287

Net investment income	6,127,882

Realized And Unrealized Gain (Loss) On Investment, Futures And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(7,173,778)
Foreign currency transactions	(118,730)
Financial futures transactions	318,066

(6,974,442)

Net change in unrealized appreciation (depreciation) on:
Investments	20,999,044
Foreign currencies	(50,341)
Financial futures contracts	(280,363)

20,668,340

Net gain on investment and foreign currency transactions	13,693,898

Net Increase In Net Assets Resulting From Operations	$19,821,780

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2012	2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$6,127,882	$5,027,387
Net realized gain (loss) on investment and foreign currency transactions	(6,974,442)	17,074,787
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	20,668,340	(40,027,313)

Net increase (decrease) in net assets resulting from operations	19,821,780	(17,925,139)

Dividends from net investment income (Note 1)
Class A	(4,099,544)	(4,571,474)
Class B	(85,513)	(110,787)
Class C	(268,526)	(320,075)
Class F	(23,756)	(47,027)
Class L	(145,518)	(171,721)
Class M	(8,376)	(33,226)
Class X	(19,252)	(35,242)
Class Z	(1,011,006)	(949,745)

	(5,661,491)	(6,239,297)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	14,167,452	19,235,595
Net asset value of shares issued in reinvestment of dividends	5,514,066	6,069,976
Cost of shares reacquired	(48,997,598)	(64,297,912)

Net decrease in net assets from Series share transactions	(29,316,080)	(38,992,341)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	—	1,399,459

Total decrease	(15,155,791)	(61,757,318)

Net Assets:
Beginning of year	299,741,250	361,498,568

End of year(a)	$284,585,459	$299,741,250

(a) Includes undistributed net investment income of:	$4,906,387	$4,069,143

See Notes to Financial Statements.

Prudential International Equity Fund	31

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of five series: Prudential International Equity Fund (the “Series”), Prudential International Value Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential International Equity Fund. The financial statements of the other series are not presented herein.

The investment objective of the Series is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: The Series holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

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Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Series’ normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal term, tranche level attributes, yield curve, prepayment speeds, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential International Equity Fund	33

Notes to Financial Statements

continued

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Series invests in the Prudential Core Taxable Money Market Fund, a portfolio of the Prudential Investment Portfolios 2, registered under the Investment Company Act of 1940, as amended, and managed by PI.

Restricted and Illiquid Securities: The Series may hold up to 15% of its net assets in illiquid securities, including those that are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

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Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily

Prudential International Equity Fund	35

Notes to Financial Statements

continued

basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions. The Series invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures, there is a minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and guarantees the futures contracts against default.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions

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by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises

Prudential International Equity Fund	37

Notes to Financial Statements

continued

the subadvisor’s performance of such services. PI entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .85% of the average daily net assets of the Series up to and including $300 million, .75% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70% of the Series’ average daily net assets over $1.5 billion. The effective management fee was .85% for the year ended October 31, 2012.

The Series has distribution agreements with Prudential Investment Management Services LLC (“PIMS”) and Prudential Annuities Distributors, Inc. (“PAD”). PIMS and PAD are both affiliates of PI and indirect, wholly-owned subsidiaries of Prudential. PIMS serves as the distributor of the Series’ Class A, Class B, Class C, Class F, and Class Z shares. PIMS, together with PAD, serves as co-distributor of the Series’ Class L, Class M, and Class X shares.

The Series has adopted a separate Distribution and Service plan (each a “Plan” and collectively the “Plans”) for the Class A, Class B, Class C, Class F, Class L, Class M, and Class X shares of the Series in accordance with Rule 12b-1 of the 1940 Act, as amended. No distribution or service fees are paid to PIMS as distributor for the Series’ Class Z shares. Under the Plans, the Series compensates PIMS and PAD a distribution and service fee at the annual rate of .30%, 1.00%, 1.00%, .75%, .50%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, C, F, L, M, and X shares, respectively.

PIMS has advised the Series that they received $48,876 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2012. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2012 it received $563, $11,725, $538, $734 and $43 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class F and Class X shareholders, respectively.

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PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended October 31, 2012, PIM has been compensated approximately $19,500 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a series of the Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2012 aggregated $235,293,472 and $262,746,444 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the fiscal year ended October 31, 2012, the adjustments were to increase undistributed net investment income and to increase accumulated net realized loss on investment and foreign currency transactions by $370,853, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and investments in passive foreign investment companies. Net investment income, net realized gain (loss) on investment, futures and foreign currency transactions and net assets were not affected by this change.

Prudential International Equity Fund	39

Notes to Financial Statements

continued

For the years ended October 31, 2012 and October 31, 2011, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $5,661,491 and $6,239,297 of ordinary income, respectively.

As of October 31, 2012, the Series had undistributed ordinary income of $5,597,563 on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$261,738,198	$37,902,572	$(7,724,259)	$30,178,313	$2,514	$30,180,827

The difference between book basis and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency, futures and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Series are permitted to carryforward capital losses incurred in the fiscal year ended October 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$10,497,000

Pre-Enactment Losses:
Expiring 2016	$51,069,000
Expiring 2017	184,078,000
Expiring 2018	8,337,000

$243,484,000

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Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, B, C, F, X and Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B and F shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B and F shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale. As of August 24, 2012, the last conversion of Class L to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale. Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class X shares will automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

During the fiscal year ended October 31, 2011, the Series received $1,399,459, related to settlements of regulatory proceedings involving allegations of improper trading in Series shares. The amounts relating to a former affiliate for the year ended October 31, 2011 was $1,123,251. The per share effect of these amounts is disclosed in the financial highlights.

Prudential International Equity Fund	41

Notes to Financial Statements

continued

There are 1 billion authorized shares of common stock at $.01 par value per share, designated Class A, Class B, Class C, Class F, Class X, Class New X and Class Z, each of which consists of 225 million, 150 million, 150 million, 50 million, 50 million, 50 million and 225 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	864,508	$4,905,840
Shares issued in reinvestment of dividends	728,075	3,975,267
Shares reacquired	(6,177,492)	(34,983,562)

Net increase (decrease) in shares outstanding before conversion	(4,584,909)	(26,102,455)
Shares issued upon conversion from Class B, F, L, M, X and Z	1,928,338	11,103,809
Shares reacquired upon conversion into Class Z	(25,419)	(142,616)

Net increase (decrease) in shares outstanding	(2,681,990)	$(15,141,262)

Year ended October 31, 2011:
Shares sold	1,157,745	$7,274,534
Shares issued in reinvestment of dividends	728,171	4,427,283
Shares reacquired	(7,310,868)	(45,368,737)

Net increase (decrease) in shares outstanding before conversion	(5,424,952)	(33,666,920)
Shares issued upon conversion from Class B, F, M and X	883,630	5,477,217
Shares reacquired upon conversion into Class Z	(186,656)	(1,187,796)

Net increase (decrease) in shares outstanding	(4,727,978)	$(29,377,499)

Class B
Year ended October 31, 2012:
Shares sold	111,371	$613,085
Shares issued in reinvestment of dividends	15,550	82,106
Shares reacquired	(179,800)	(991,389)

Net increase (decrease) in shares outstanding before conversion	(52,879)	(296,198)
Shares reacquired upon conversion into Class A	(228,345)	(1,240,947)

Net increase (decrease) in shares outstanding	(281,224)	$(1,537,145)

Year ended October 31, 2011:
Shares sold	134,342	$803,818
Shares issued in reinvestment of dividends	18,311	107,666
Shares reacquired	(240,348)	(1,441,980)

Net increase (decrease) in shares outstanding before conversion	(87,695)	(530,496)
Shares reacquired upon conversion into Class A	(233,493)	(1,372,829)

Net increase (decrease) in shares outstanding	(321,188)	$(1,903,325)

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Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	82,903	$448,880
Shares issued in reinvestment of dividends	48,720	256,753
Shares reacquired	(953,320)	(5,234,986)

Net increase (decrease) in shares outstanding	(821,697)	$(4,529,353)

Year ended October 31, 2011:
Shares sold	285,739	$1,702,762
Shares issued in reinvestment of dividends	52,345	307,788
Shares reacquired	(948,643)	(5,685,795)

Net increase (decrease) in shares outstanding before conversion	(610,559)	(3,675,245)
Shares reacquired upon conversion into Class Z	(151)	(831)

Net increase (decrease) in shares outstanding	(610,710)	$(3,676,076)

Class F
Year ended October 31, 2012:
Shares sold	—	$—
Shares issued in reinvestment of dividends	4,166	21,956
Shares reacquired	(35,112)	(191,289)

Net increase (decrease) in shares outstanding before conversion	(30,946)	(169,333)
Shares reacquired upon conversion into Class A	(136,961)	(744,258)

Net increase (decrease) in shares outstanding	(167,907)	$(913,591)

Year ended October 31, 2011:
Shares sold	122	$841
Shares issued in reinvestment of dividends	7,787	45,709
Shares reacquired	(86,360)	(524,163)

Net increase (decrease) in shares outstanding before conversion	(78,451)	(477,613)
Shares reacquired upon conversion into Class A	(200,736)	(1,188,873)

Net increase (decrease) in shares outstanding	(279,187)	$(1,666,486)

Class L
Period ended August 24, 2012*:
Shares sold	3,145	$18,342
Shares issued in reinvestment of dividends	25,883	141,578
Shares reacquired	(216,083)	(1,216,032)

Net increase (decrease) in shares outstanding before conversion	(187,055)	(1,056,112)
Shares reacquired upon conversion into Class A	(1,322,525)	(7,692,865)

Net increase (decrease) in shares outstanding	(1,509,580)	$(8,748,977)

Year ended October 31, 2011:
Shares sold	6,430	$41,363
Shares issued in reinvestment of dividends	27,508	167,799
Shares reacquired	(292,840)	(1,835,606)

Net increase (decrease) in shares outstanding	(258,902)	$(1,626,444)

Prudential International Equity Fund	43

Notes to Financial Statements

continued

Class M	Shares	Amount
Period ended April 13, 2012**:
Shares sold	68	$390
Shares issued in reinvestment of dividends	1,251	6,604
Shares reacquired	(6,526)	(33,729)

Net increase (decrease) in shares outstanding before conversion	(5,207)	(26,735)
Shares reacquired upon conversion into Class A	(129,902)	(704,453)

Net increase (decrease) in shares outstanding	(135,109)	$(731,188)

Year ended October 31, 2011:
Shares sold	2,102	$12,843
Shares issued in reinvestment of dividends	5,162	30,351
Shares reacquired	(70,593)	(427,774)

Net increase (decrease) in shares outstanding before conversion	(63,329)	(384,580)
Shares reacquired upon conversion into Class A	(304,398)	(1,842,076)

Net increase (decrease) in shares outstanding	(367,727)	$(2,226,656)

Class X
Year ended October 31, 2012:
Shares sold	1,009	$5,961
Shares issued in reinvestment of dividends	3,618	19,104
Shares reacquired	(38,488)	(209,600)

Net increase (decrease) in shares outstanding before conversion	(33,861)	(184,535)
Shares reacquired upon conversion into Class A	(129,227)	(708,225)

Net increase (decrease) in shares outstanding	(163,088)	$(892,760)

Year ended October 31, 2011:
Shares sold	3,680	$22,212
Shares issued in reinvestment of dividends	5,872	34,525
Shares reacquired	(63,117)	(377,288)

Net increase (decrease) in shares outstanding before conversion	(53,565)	(320,551)
Shares reacquired upon conversion into Class A	(177,542)	(1,073,439)

Net increase (decrease) in shares outstanding	(231,107)	$(1,393,990)

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Class Z	Shares	Amount
Year ended October 31, 2012:
Shares sold	1,463,078	$8,174,954
Shares issued in reinvestment of dividends	184,098	1,010,698
Shares reacquired	(1,067,476)	(6,137,011)

Net increase (decrease) in shares outstanding before conversion	579,700	3,048,641
Shares issued upon conversion from Class A and C	25,254	142,616
Shares reacquired upon conversion into Class A	(2,366)	(13,061)

Net increase (decrease) in shares outstanding	602,588	$3,178,196

Year ended October 31, 2011:
Shares sold	1,525,305	$9,377,222
Shares issued in reinvestment of dividends	155,042	948,855
Shares reacquired	(1,350,436)	(8,636,569)

Net increase (decrease) in shares outstanding before conversion	329,911	1,689,508
Shares issued upon conversion from Class A and C	185,345	1,188,627

Net increase (decrease) in shares outstanding	515,256	$2,878,135

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through November 14, 2012. The SCA has been renewed effective November 15, 2012 at substantially similar terms through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the years ended October 31, 2012. The average daily balance for the 207 days that the Series had loans outstanding during the period was approximately $400,000, borrowed at a weighted average interest rate of 1.49%. At October 31, 2012, the Series has an outstanding loan amount of $984,000.

Prudential International Equity Fund	45

Notes to Financial Statements

continued

Note 8. Ownership

As of October 31, 2012, approximately 33% of the Series was owned by three institutional shareholders for the beneficial interest of their underlying account holders.

Note 9. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Series declared ordinary income dividends on December 17, 2012 to shareholders of record on December 18, 2012. The ex-dividend date was December 19, 2012. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.13446
Class B	$0.09608
Class C	$0.09608
Class F	$0.11014
Class X	$0.09608
Class Z	$0.15186

Note 10. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$5.72	$6.17	$5.77	$4.80	$10.49
Income (loss) from investment operations:
Net investment income	.12	.09	.08	.08	.16
Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions	.29	(.46)	.36	1.06	(5.37)
Total from investment operations	.41	(.37)	.44	1.14	(5.21)
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.11)	(.10)	(.17)	(.14)
Distributions from net realized gains	-	-	-	-	(.34)
Total dividends and distributions	(.11)	(.11)	(.10)	(.17)	(.48)
Capital Contributions (Note 6):	-	.03	.06	-	-
Net asset value, end of year	$6.02	$5.72	$6.17	$5.77	$4.80
Total Return(b):	7.40%	(5.61)%	8.78%	24.65%	(51.87)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$209,568	$214,610	$260,555	$275,993	$246,234
Average net assets (000)	$204,088	$247,859	$257,553	$240,744	$438,831
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.67%	1.64%	1.57%	1.54%	1.43%
Expenses, excluding distribution and service (12b-1) fees(d)	1.37%	1.34%	1.27%	1.24%	1.15%
Expenses, excluding distribution and service (12b-1) fees
Net investment income	2.18%	1.51%	1.35%	1.75%	1.94%
Portfolio turnover rate	83%	70%	96%	76%	74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The distributor of the series had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through February 28, 2008.

See Notes to Financial Statements.

Prudential International Equity Fund	47

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$5.50	$5.94	$5.56	$4.61	$10.09
Income (loss) from investment operations:
Net investment income	.08	.05	.04	.05	.09
Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions	.27	(.45)	.35	1.02	(5.16)
Total from investment operations	.35	(.40)	.39	1.07	(5.07)
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.07)	(.07)	(.12)	(.07)
Distributions from net realized gains	-	-	-	-	(.34)
Total dividends and distributions	(.07)	(.07)	(.07)	(.12)	(.41)
Capital Contributions (Note 6):	-	.03	.06	-	-
Net asset value, end of year	$5.78	$5.50	$5.94	$5.56	$4.61
Total Return(b):	6.50%	(6.27)%	8.11%	23.82%	(52.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,439	$6,720	$9,160	$9,976	$11,205
Average net assets (000)	$5,823	$8,320	$9,246	$9,229	$22,786
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.37%	2.34%	2.27%	2.24%	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.37%	1.34%	1.27%	1.24%	1.15%
Expenses, excluding distribution and service (12b-1) fees
Net investment income	1.48%	.83%	.66%	1.06%	1.17%
Portfolio turnover rate	83%	70%	96%	76%	74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

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Class C Shares
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$5.50	$5.94	$5.56	$4.61	$10.09
Income (loss) from investment operations:
Net investment income	.08	.05	.04	.05	.09
Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions	.27	(.45)	.35	1.02	(5.16)
Total from investment operations	.35	(.40)	.39	1.07	(5.07)
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.07)	(.07)	(.12)	(.07)
Distributions from net realized gains	-	-	-	-	(.34)
Total dividends and distributions	(.07)	(.07)	(.07)	(.12)	(.41)
Capital Contributions (Note 6):	-	.03	.06	-	-
Net asset value, end of year	$5.78	$5.50	$5.94	$5.56	$4.61
Total Return(b):	6.51%	(6.27)%	8.11%	23.83%	(52.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,658	$21,310	$26,625	$29,326	$28,858
Average net assets (000)	$19,019	$25,128	$26,974	$26,677	$55,111
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.37%	2.34%	2.27%	2.24%	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.37%	1.34%	1.27%	1.24%	1.15%
Expenses, excluding distribution and service (12b-1) fees
Net investment income	1.49%	.81%	.66%	1.06%	1.19%
Portfolio turnover rate	83%	70%	96%	76%	74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential International Equity Fund	49

Financial Highlights

continued

Class F Shares
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$5.50	$5.94	$5.56	$4.62	$10.11
Income (loss) from investment operations:
Net investment income	.09	.06	.05	.06	.11
Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions	.29	(.44)	.35	1.01	(5.17)
Total from investment operations	.38	(.38)	.40	1.07	(5.06)
Less Dividends and Distributions:
Dividends from net investment income	(.09)	(.09)	(.08)	(.13)	(.09)
Distributions from net realized gains	-	-	-	-	(.34)
Total dividends and distributions	(.09)	(.09)	(.08)	(.13)	(.43)
Capital Contributions (Note 6):	-	.03	.06	-	-
Net asset value, end of year	$5.79	$5.50	$5.94	$5.56	$4.62
Total Return(b):	6.98%	(6.05)%	8.35%	24.04%	(52.10)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$681	$1,572	$3,355	$5,226	$8,171
Average net assets (000)	$1,044	$2,442	$4,064	$5,769	$18,310
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.12%	2.09%	2.02%	1.99%	1.90%
Expenses, excluding distribution and service (12b-1) fees	1.37%	1.34%	1.27%	1.24%	1.15%
Expenses, excluding distribution and service (12b-1) fees
Net investment income	1.74%	1.07%	.95%	1.35%	1.37%
Portfolio turnover rate	83%	70%	96%	76%	74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

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Class L Shares
	Period Ended August 24,		Year Ended October 31,
	2012(g)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$5.73		$6.17	$5.77	$4.79	$10.48
Income (loss) from investment operations:
Net investment income	.10		.08	.07	.07	.14
Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions	.09		(.45)	.36	1.06	(5.38)
Total from investment operations	.19		(.37)	.43	1.13	(5.24)
Less Dividends and Distributions:
Dividends from net investment income	(.10)		(.10)	(.09)	(.15)	(.11)
Distributions from net realized gains	-		-	-	-	(.34)
Total dividends and distributions	(.10)		(.10)	(.09)	(.15)	(.45)
Capital Contributions (Note 6):	-		.03	.06	-	-
Net asset value, end of period	$5.82		$5.73	$6.17	$5.77	$4.79
Total Return(b):	3.42%		(5.62)%	8.59%	24.49%	(52.07)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7,694		$8,644	$10,919	$12,342	$12,621
Average net assets (000)	$8,019		$10,189	$11,216	$11,250	$24,942
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.90%	(d)	1.84%	1.77%	1.74%	1.65%
Expenses, excluding distribution and service (12b-1) fees	1.40%	(d)	1.34%	1.27%	1.24%	1.15%
Expenses, excluding distribution and service (12b-1) fees
Net investment income	2.22%	(d)	1.31%	1.16%	1.56%	1.68%
Portfolio turnover rate	83%	(e)(f)	70%	96%	76%	74%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Annualized.

(e) Not annualized.

(f) Calculated as of October 31, 2012.

(g) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

See Notes to Financial Statements.

Prudential International Equity Fund	51

Financial Highlights

continued

Class M Shares
	Period Ended April 13,		Year Ended October 31,
	2012(g)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$5.50		$5.94	$5.56	$4.61	$10.09
Income (loss) from investment operations:
Net investment income	.01		.05	.04	.05	.07
Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions	.09		(.45)	.35	1.02	(5.14)
Total from investment operations	.10		(.40)	.39	1.07	(5.07)
Less Dividends and Distributions:
Dividends from net investment income	(.07)		(.07)	(.07)	(.12)	(.07)
Distributions from net realized gains	-		-	-	-	(.34)
Total dividends and distributions	(.07)		(.07)	(.07)	(.12)	(.41)
Capital Contributions (Note 6):	-		.03	.06	-	-
Net asset value, end of period	$5.53		$5.50	$5.94	$5.56	$4.61
Total Return(b):	1.90%		(6.27)%	8.11%	23.82%	(52.22)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$29		$743	$2,985	$6,622	$11,467
Average net assets (000)	$342		$1,768	$4,441	$7,957	$34,319
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.40%	(d)	2.34%	2.27%	2.24%	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.40%	(d)	1.34%	1.27%	1.24%	1.15%
Expenses, excluding distribution and service (12b-1) fees
Net investment income	.26%	(d)	.76%	.68%	1.09%	.92%
Portfolio turnover rate	83%	(e)(f)	70%	96%	76%	74%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) Annualized.

(e) Not annualized.

(f) Calculated as of October 31, 2012.

(g) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

See Notes to Financial Statements.

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Class X Shares
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$5.50	$5.94	$5.56	$4.61	$10.09
Income (loss) from investment operations:
Net investment income	.08	.05	.04	.05	.09
Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions	.28	(.45)	.35	1.02	(5.16)
Total from investment operations	.36	(.40)	.39	1.07	(5.07)
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.07)	(.07)	(.12)	(.07)
Distributions from net realized gains	-	-	-	-	(.34)
Total dividends and distributions	(.07)	(.07)	(.07)	(.12)	(.41)
Capital Contributions (Note 6):	-	.03	.06	-	-
Net asset value, end of period	$5.79	$5.50	$5.94	$5.56	$4.61
Total Return(b):	6.69%	(6.27)%	8.11%	23.82%	(52.22)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$707	$1,569	$3,067	$5,957	$8,597
Average net assets (000)	$1,077	$2,351	$4,020	$6,611	$17,864
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.37%	2.34%	2.27%	2.24%	2.15%
Expenses, excluding distribution and service (12b-1) fees	1.37%	1.34%	1.27%	1.24%	1.15%
Expenses, excluding distribution and service (12b-1) fees
Net investment income	1.45%	.80%	.66%	1.10%	1.18%
Portfolio turnover rate	83%	70%	96%	76%	74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

Prudential International Equity Fund	53

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$5.77	$6.22	$5.82	$4.85	$10.60
Income (loss) from investment operations:
Net investment income	.14	.11	.13	.10	.18
Net realized and unrealized gain (loss) on investment, futures and foreign currency transactions	.29	(.46)	.33	1.06	(5.43)
Total from investment operations	.43	(.35)	.46	1.16	(5.25)
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.13)	(.12)	(.19)	(.16)
Distributions from net realized gains	-	-	-	-	(.34)
Total dividends and distributions	(.13)	(.13)	(.12)	(.19)	(.50)
Capital Contributions (Note 6):	-	.03	.06	-	-
Net asset value, end of year	$6.07	$5.77	$6.22	$5.82	$4.85
Total Return(b):	7.69%	(5.30)%	8.98%	24.95%	(51.77)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50,531	$44,573	$44,833	$229,771	$169,874
Average net assets (000)	$45,946	$46,529	$149,685	$184,038	$285,097
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.37%	1.34%	1.27%	1.24%	1.15%
Expenses, excluding distribution and service (12b-1) fees	1.37%	1.34%	1.27%	1.24%	1.15%
Expenses, excluding distribution and service (12b-1) fees
Net investment income	2.46%	1.77%	2.12%	2.05%	2.22%
Portfolio turnover rate	83%	70%	96%	76%	74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Equity Fund (one of the series constituting Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2012

Prudential International Equity Fund	55

Tax Information

(Unaudited)

For the year ended October 31, 2012, the Series reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as qualified dividend income (QDI):

QDI
Prudential International Equity Fund	100%

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2012.

56	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential International Equity Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential International Equity Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential International Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential International Equity Fund is a series of Prudential World Fund, Inc.

Prudential International Equity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets, the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the

Prudential International Equity Fund

Approval of Advisory Agreements (continued)

Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper International Large-Cap Core Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	4th Quartile	3rd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and ten-year periods, though it underperformed over the five-year period.
•

The Board concluded that, in light of the Fund’s competitive performance over the one- and three-year periods, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential International Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential International Equity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL EQUITY FUND

SHARE CLASS	A	B	C	F	X	Z
NASDAQ	PJRAX	PJRBX	PJRCX	N/A	DEIQX	PJIZX
CUSIP	743969859	743969867	743969875	743969842	743969818	743969883

MF190E    0236585-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL INTERNATIONAL VALUE FUND

ANNUAL REPORT • OCTOBER 31, 2012

Fund Type

International Stock

Objective

Long-Term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 14, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential International Value Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Value Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential International Value Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.84%; Class B, 2.54%; Class C, 2.54%; Class Z, 1.54%. Net operating expenses: Class A, 1.79%; Class B, 2.54%; Class C, 2.54%; Class Z, 1.54%, after contractual reduction for Class A shares through 2/28/2014.

Cumulative Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Five Years	Ten Years
Class A	4.71%	–29.48%	89.99%
Class B	3.91	–32.10	76.16
Class C	3.90	–32.09	76.14
Class Z	4.92	–28.58	94.71
MSCI EAFE ND Index	4.61	–25.88	110.49
Lipper International Multi-Cap Core Funds Average	5.75	–25.70	104.80
Lipper Customized Blend Funds Average	5.79	–25.41	105.24

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Five Years	Ten Years
Class A	7.35%	–7.13%	6.64%
Class B	7.71	–6.95	6.43
Class C	11.75	–6.78	6.43
Class Z	13.89	–5.82	7.51
MSCI EAFE ND Index	13.75	–5.24	8.20
Lipper International Multi-Cap Core Funds Average	14.60	–5.24	7.59
Lipper Customized Blend Funds Average	14.90	–5.12	7.69

Average Annual Total Returns (With Sales Charges) as of 10/31/12
	One Year	Five Years	Ten Years
Class A	–1.05%	–7.80%	6.03%
Class B	–1.09	–7.61	5.83
Class C	2.90	–7.45	5.82
Class Z	4.92	–6.51	6.89

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Average Annual Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Five Years	Ten Years
Class A	4.71%	–6.75%	6.63%
Class B	3.91	–7.45	5.83
Class C	3.90	–7.45	5.82
Class Z	4.92	–6.51	6.89

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Value Fund (Class A shares) with a similar investment in the MSCI EAFE ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2002) and the account values at the end of the current fiscal year (October 31, 2012) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential International Value Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Morgan Stanley Capital International Europe, Australasia, and Far East ND Index

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The Net Dividend (ND) version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Lipper International Multi-Cap Core Funds Average

Lipper International Multi-Cap Core Funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average is a 50/50 blend of the Lipper International Multi-Cap Core Funds and Lipper International Large-Cap Core Funds Averages. The Lipper Customized Blend Funds Average is utilized because PI believes that a blend of the two averages provides a more appropriate basis for Fund performance comparisons, although Lipper classifies the Fund in the Lipper International Multi-Cap Core Funds Universe.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/12
Royal Dutch Shell PLC (Class B Stock), Oil, Gas & Consumable Fuels	1.7%
KDDI Corp., Telecommunications	1.5
Allianz SE, Insurance	1.5
Novartis AG, Pharmaceuticals	1.5
Vodofone Group PLC, Telecommunications	1.4

Holdings reflect only long-term investments and are subject to change.

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Five Largest Industries expressed as a percentage of net assets as of 10/31/12
Banks	12.1%
Oil, Gas & Consumable Fuels	9.6
Pharmaceuticals	9.0
Insurance	7.2
Telecommunications	6.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential International Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential International Value Fund’s Class A shares returned 4.71% for the 12-month reporting period ended October 31, 2012, outperforming the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index), which gained 4.61%. The Class A shares underperformed the 5.75% gain of the Lipper International Multi-Cap Core Funds Average and the 5.79% return of the Lipper Customized Blend Funds Average. LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are co-managers of the Fund.

How did international stock markets perform?

Over this reporting period, international equity markets were concerned about economic slowdowns in both Europe and China, as well as by the consequences of several countries’ euro-denominated debt. European markets fluctuated as investors’ views of the prospects of a solution to euro zone imbalances and debt shifted. Between mid-March and the end of May, there was a substantial decline, but the overall return for the period was moderately positive even for the euro zone. Japan, on the other hand, finished the period slightly in the red, as it continued to suffer from the impact of the tsunami as well as from anemic economic growth. Overall, the healthcare and consumer staples sectors performed better than average, while technology and telecommunications services underperformed, and neither growth nor value investing styles performed significantly better than the other.

•

The Fund outperformed the Index due to its exposure to particular countries, including positions in several countries not included in the Index. It also outperformed due to its sector weightings. It underweighted Japanese stocks and selected well among European markets, being overweight compared with the Index in Germany and Denmark and consistently underweight in Greece, Spain, and Portugal. Allocations to emerging markets countries also contributed, despite the mixed performance of the group. Positions in both China and Mexico were particularly beneficial. Favorable sector-allocation decisions included underweights in the materials and utilities sectors and an overweight in healthcare.

•

Both LSV’s and Thornburg’s portions of the Fund outperformed the Index. LSV outperformed largely due to favorable stock selection in Japan and the United Kingdom. Its quantitative model led to positions in a significant number of outperforming stocks not represented within the Index and away from many of its worst-performing constituents, particularly several poor-performing Japanese technology and consumer discretionary stocks. The Thornburg portion outperformed on the strength of its country and sector allocations, particularly

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an average underweight in Japan of more than 10% compared with the Index weighting. It also benefited from allocations to China and Mexico and from an overweight in Germany. Its decision to underweight the materials, telecommunications, and utilities sectors proved profitable, while its overweight in the information technology sector was the largest detractor from its relative return. Thornburg’s selection of individual stocks, after accounting for its country and sector weightings, detracted broadly from its performance.

Prudential International Value Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2012, at the beginning of the period, and held through the six-month period ended October 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Value Fund		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,014.70	1.64%	$8.31
	Hypothetical	$1,000.00	$1,016.89	1.64%	$8.31

Class B	Actual	$1,000.00	$1,011.00	2.39%	$12.08
	Hypothetical	$1,000.00	$1,013.12	2.39%	$12.09

Class C	Actual	$1,000.00	$1,010.90	2.39%	$12.08
	Hypothetical	$1,000.00	$1,013.12	2.39%	$12.09

Class Z	Actual	$1,000.00	$1,015.60	1.39%	$7.04
	Hypothetical	$1,000.00	$1,018.15	1.39%	$7.05

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential International Value Fund	9

Portfolio of Investments

as of October 31, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 97.2%
COMMON STOCKS 95.8%

Australia 3.3%
176,200	Arrium Ltd.	$143,581
33,100	Bendigo and Adelaide Bank Ltd.	277,626
61,388	BlueScope Steel Ltd.*	30,269
12,700	Caltex Australia Ltd.	224,643
82,600	Challenger Ltd.	276,951
71,625	Downer EDI Ltd.*	266,919
253,200	Emeco Holdings Ltd.	182,671
171,558	Goodman Fielder Ltd.*	104,181
37,900	Lend Lease Group	341,098
77,000	Metcash Ltd.	292,545
24,000	National Australia Bank Ltd.	642,514
88,300	Pacific Brands Ltd.	56,829
6,200	Rio Tinto Ltd.	366,462

		3,206,289

Austria 0.6%
10,700	OMV AG	391,098
5,700	Voestalpine AG	179,529

		570,627

Belgium 0.3%
32,700	AGFA-Gevaert NV*	53,404
7,300	Delhaize Group SA	279,077
4,935	Dexia SA*	1,151

		333,632

Brazil 1.4%
52,410	BM&FBOVESPA SA	335,457
16,017	Embraer SA, ADR	447,034
21,000	Natura Cosmeticos SA	559,883

		1,342,374

Canada 2.4%
9,270	Canadian National Railway Co.	800,445
13,711	Cenovus Energy, Inc.	483,643
17,560	Potash Corp. of Saskatchewan, Inc.	708,897
10,700	Teck Resources Ltd. (Class B Stock)	339,615

		2,332,600

See Notes to Financial Statements.

Prudential International Value Fund	11

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Cayman Islands 1.1%
5,297	Baidu, Inc., ADR*	$564,766
13,870	Tencent Holdings Ltd.	490,369

		1,055,135

China 1.7%
244,148	China Merchants Bank Co. Ltd. (Class H Stock)	456,160
1,060,461	Industrial & Commercial Bank of China Ltd. (Class H Stock)	701,952
144,099	Sinopharm Group Co. Ltd. (Class H Stock)	484,356

		1,642,468

Denmark 1.6%
7,700	Danske Bank A/S*	120,409
11,500	H. Lundbeck A/S	200,214
7,615	Novo Nordisk A/S (Class B Stock)	1,227,191

		1,547,814

Finland 0.3%
13,700	Tieto Oyj	262,806

France 9.0%
7,448	Air Liquide SA	878,484
20,000	AXA SA	317,944
8,100	BNP Paribas	407,457
11,602	Cie Generale des Etablissements Michelin (Class B Stock)	996,408
2,700	Ciments Francais SA	164,306
37,707	Credit Agricole SA*	283,858
6,885	LVMH Moet Hennessy Louis Vuitton SA	1,119,062
13,784	Publicis Groupe SA	742,602
1,900	Rallye SA	57,897
4,600	Renault SA	205,757
13,760	Sanofi	1,209,564
12,000	SCOR SE	320,251
5,863	Societe Generale SA*	186,372
5,900	Thales SA	207,508
16,400	Total SA	825,187
5,100	Valeo SA	224,090
27,796	Vivendi SA	568,696

		8,715,443

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Germany 11.1%
13,590	Adidas AG	$1,157,806
11,516	Allianz SE	1,427,857
3,300	Aurubis AG	208,645
6,200	BASF SE	513,747
3,100	Bayer AG	269,972
7,500	Daimler AG	350,202
20,720	Deutsche Bank AG	939,157
12,200	E.ON AG	277,201
19,300	Freenet AG	319,073
12,348	Fresenius Medical Care AG & Co. KGaA	867,299
4,300	Hannover Rueckversicherung AG	302,469
2,600	Lanxess AG	214,768
1,500	Merck KGaA	191,700
2,700	Muenchener Rueckversicherungs-Gesellschaft AG	433,949
5,100	Rheinmetall AG	243,359
7,300	RWE AG	333,577
12,884	SAP AG	938,512
9,800	Siemens AG	984,928
3,800	Volkswagen AG	740,772

		10,714,993

Hong Kong 3.4%
86,022	AIA Group Ltd.	340,756
17,000	Cheung Kong Holdings Ltd.	251,160
516,108	CNOOC Ltd.	1,072,166
388,800	First Pacific Co. Ltd.	432,945
48,637	Hong Kong Exchanges and Clearing Ltd.	802,662
58,100	Kingboard Chemical Holdings Ltd.	172,799
68,200	Yue Yuen Industrial Holdings Ltd.	235,398

		3,307,886

Ireland 1.2%
8,179	Accenture PLC (Class A Stock)	551,346
20,600	Allied Irish Banks PLC*	1,362
11,925	Covidien PLC	655,279
15,600	Permanent TSB Group Holdings PLC*	505

		1,208,492

See Notes to Financial Statements.

Prudential International Value Fund	13

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Israel 2.3%
62,300	Bank Hapoalim BM*	$244,795
11,063	Check Point Software Technologies Ltd.*	492,635
6,200	Elbit Systems Ltd.	218,393
9,100	Teva Pharmaceutical Industries Ltd.	369,750
22,014	Teva Pharmaceutical Industries Ltd., ADR	889,806

		2,215,379

Italy 1.7%
14,400	Banco Popolare Scarl*	22,957
124,700	Enel SpA	468,724
35,100	Eni SpA	805,710
15,200	Finmeccanica SpA*	75,299
251,900	Telecom Italia SpA	231,977

		1,604,667

Japan 15.1%
8,373	Alpine Electronics, Inc.	72,686
11,400	Aoyama Trading Co. Ltd.	225,201
14,400	COMSYS Holdings Corp.	191,206
191	Dai-ichi Life Insurance Co. Ltd. (The)	220,118
3,509	Fanuc Corp.	558,680
73,900	Fukuoka Financial Group, Inc.	288,824
8,700	Fuyo General Lease Co. Ltd.	243,465
21,600	Heiwa Corp.	339,301
12,800	Hitachi Capital Corp.	245,642
57,894	JX Holdings, Inc.	308,217
19,107	KDDI Corp.	1,483,946
9,400	Keihin Corp.	113,276
34,443	Komatsu Ltd.	721,392
50,100	Kurabo Industries Ltd.	77,193
20,400	Kyorin Holdings, Inc.	431,357
25,600	Kyowa Exeo Corp.	268,410
76,000	Marubeni Corp.	492,196
3,900	Miraca Holdings, Inc.	164,882
5,900	Mitsubishi Corp.	105,318
193,786	Mitsubishi UFJ Financial Group, Inc.	876,321
25,800	Mitsui & Co. Ltd.	363,585
248,700	Mizuho Financial Group, Inc.	389,421
66,000	Morinaga Milk Industry Co. Ltd.	218,264
28,800	Nichii Gakkan Co.	262,277

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
14,700	Nippon Electric Glass Co. Ltd.	$74,761
22,800	Nippon Shokubai Co. Ltd.	223,630
12,300	Nippon Telegraph & Telephone Corp.	560,071
78,700	Nishi-Nippon City Bank Ltd. (The)	179,424
8,000	Nissan Shatai Co. Ltd.	87,686
300	NTT DoCoMo, Inc.	440,812
12,100	Otsuka Holdings Co. Ltd.	372,716
3,400	Sankyo Co. Ltd.	153,965
49,800	Sankyu, Inc.	173,423
29,400	Seino Holdings Co. Ltd.	169,410
13,500	Shimachu Co. Ltd.	298,309
25,400	Shizuoka Gas Co. Ltd.	180,724
38,600	Sumitomo Corp.	526,078
17,900	Sumitomo Mitsui Financial Group, Inc.	548,009
14,006	Sumitomo Mitsui Trust Holdings, Inc.	42,458
52,600	Toagosei Co. Ltd.	214,143
16,700	Toppan Forms Co. Ltd.	157,314
24,171	Toyota Motor Corp.	928,023
18,300	Toyota Tsusho Corp.	399,331
36,900	Yokohama Rubber Co. Ltd. (The)	258,388

		14,649,853

Mexico 0.7%
214,556	Wal-Mart de Mexico SAB de CV (Class V Stock)	631,346

Netherlands 3.4%
18,800	Aegon NV	104,975
44,700	ING Groep NV, CVA*	394,902
40,800	Koninklijke Ahold NV	519,466
8,300	Koninklijke DSM NV	426,178
21,300	Koninklijke KPN NV	134,478
8,366	Koninklijke Philips Electronics NV	209,172
2,000	Nutreco NV	149,704
15,049	Schlumberger Ltd.	1,046,357
11,700	Yandex NV (Class A Stock)*	272,376

		3,257,608

New Zealand 0.3%
279,800	Air New Zealand Ltd.(b)	285,334

See Notes to Financial Statements.

Prudential International Value Fund	15

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Norway 0.5%
20,700	DnB ASA	$258,509
9,700	Statoil ASA	239,723

		498,232

Singapore 0.3%
578,400	Golden Agri-Resources Ltd.	296,360

South Korea 1.2%
2,830	Hyundai Motor Co.	582,555
483	Samsung Electronics Co. Ltd.	580,167

		1,162,722

Spain 1.5%
28,659	Banco Bilbao Vizcaya Argentaria SA	239,110
19,900	Banco Espanol de Credito SA	72,505
73,500	Banco Santander SA	551,498
20,300	Repsol SA	405,726
12,200	Telefonica SA	160,659

		1,429,498

Sweden 1.9%
31,600	Boliden AB	552,163
22,116	Hennes & Mauritz AB (Class B Stock)	748,547
5,500	NCC AB (Class B Stock)	102,904
6,300	Svenska Handelsbanken AB (Class A Stock)	215,797
11,000	Swedbank AB (Class A Stock)	203,983

		1,823,394

Switzerland 6.9%
4,500	Baloise Holding AG	375,926
12,800	Credit Suisse Group AG*	296,738
500	Georg Fischer AG*	175,293
13,496	Julius Baer Group Ltd.*	468,078
14,100	Nestle SA	894,781
23,667	Novartis AG	1,424,391
3,300	Roche Holding AG	634,629
870	Swatch Group AG (The)	360,032
2,100	Swiss Life Holding AG*	264,276
6,400	Swiss Re AG*	442,221
1,590	Syngenta AG	621,112

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Switzerland (cont’d.)
1,400	Verwaltungs-und Privat-Bank AG	$104,327
2,500	Zurich Insurance Group AG*	616,074

		6,677,878

United Kingdom 21.9%
50,858	ARM Holdings PLC	545,784
20,700	AstraZeneca PLC	961,225
60,800	Aviva PLC	325,159
100,100	BAE Systems PLC	504,320
85,481	Barclays PLC	313,827
75,157	Beazley PLC	212,371
15,600	Berendsen PLC	141,734
46,244	BG Group PLC	856,343
116,400	BP PLC	832,703
17,647	British American Tobacco PLC	874,134
207,400	BT Group PLC	711,225
12,363	Burberry Group PLC	232,628
285,700	Cable & Wireless Communications PLC	172,848
20,709	Carnival PLC	823,454
38,100	Cookson Group PLC	358,146
29,400	Dairy Crest Group PLC	169,093
11,300	Drax Group PLC	102,392
8,900	GlaxoSmithKline PLC	199,136
40,400	Home Retail Group PLC	74,389
97,700	HSBC Holdings PLC	963,127
55,000	Intermediate Capital Group PLC	270,886
115,700	J. Sainsbury PLC	662,082
164,485	Kingfisher PLC	768,448
234,900	Legal & General Group PLC	507,957
24,800	Marks & Spencer Group PLC	157,604
48,900	Marston’s PLC	96,747
35,300	Mondi PLC	388,507
142,800	Old Mutual PLC	396,366
26,934	Pearson PLC	541,140
18,773	Reckitt Benckiser Group PLC	1,136,068
32,190	Rolls-Royce Holdings PLC*	443,887
53,075	Royal Bank of Scotland Group PLC*	236,395
46,900	Royal Dutch Shell PLC (Class B Stock)	1,657,890
100,287	RSA Insurance Group PLC	181,746
13,732	SABMiller PLC	588,242

See Notes to Financial Statements.

Prudential International Value Fund	17

Portfolio of Investments

as of October 31, 2012

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
38,757	Standard Chartered PLC	$915,340
128,341	Tesco PLC	662,447
56,900	Thomas Cook Group PLC*	18,824
50,700	Tullett Prebon PLC	223,526
499,270	Vodafone Group PLC	1,355,595
135,800	WM Morrison Supermarkets PLC	587,100

		21,170,835

United States 0.7%
10,200	Yum! Brands, Inc.	715,122

	TOTAL COMMON STOCKS (cost $84,638,217)	92,658,787

PREFERRED STOCKS 1.4%

Brazil 0.5%
28,900	Itau Unibanco Holding SA, ADR 2.79% (PRFC)	421,362

Germany 0.9%
4,352	Volkswagen AG, 1.81% (PRFC)	900,274

United Kingdom
2,446,440	Rolls-Royce Holdings PLC (PRFC C)*(b)	3,948

	TOTAL PREFERRED STOCKS (cost $962,603)	1,325,584

	TOTAL LONG-TERM INVESTMENTS (cost $85,600,820)	93,984,371

SHORT-TERM INVESTMENT 1.9%

Affiliated Money Market Mutual Fund
1,862,563	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,862,563)(a)	1,862,563

	TOTAL INVESTMENTS 99.1% (cost $87,463,383; Note 5)	95,846,934
	Other assets in excess of liabilities(c) 0.9%	905,836

	NET ASSETS 100%	$96,752,770

The following abbreviations are used in the Portfolio descriptions:

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

See Notes to Financial Statements.

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PRFC—Preference Shares

EUR—Euro

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(b)	Indicates a security or securities that have been deemed illiquid.
(c)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at October 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 11/08/12	State Street Bank	EUR	950	$1,248,226	$1,231,297	$(16,929)
Expiring 11/08/12	State Street Bank	EUR	568	717,073	736,134	19,061

				$1,965,299	$1,967,431	$2,132

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Euro,
Expiring 11/08/12	State Street Bank		EUR 2,256	$2,955,290	$2,924,054	$31,236

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential International Value Fund	19

Portfolio of Investments

as of October 31, 2012

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$3,206,289	$—	$—
Austria	570,627	—	—
Belgium	333,632	—	—
Brazil	1,342,374	—	—
Canada	2,332,600	—	—
Cayman Islands	1,055,135	—	—
China	1,642,468	—	—
Denmark	1,547,814	—	—
Finland	262,806	—	—
France	8,715,443	—	—
Germany	10,714,993	—	—
Hong Kong	3,307,886	—	—
Ireland	1,208,492	—	—
Israel	2,215,379	—	—
Italy	1,604,667	—	—
Japan	14,649,853	—	—
Mexico	631,346	—	—
Netherlands	3,257,608	—	—
New Zealand	285,334	—	—
Norway	498,232	—	—
Singapore	296,360	—	—
South Korea	1,162,722	—	—
Spain	1,429,498	—	—
Sweden	1,823,394	—	—
Switzerland	6,677,878	—	—
United Kingdom	21,170,835	—	—
United States	715,122	—	—
Preferred Stocks:
Brazil	421,362	—
Germany	900,274	—	—
United Kingdom	—	3,948	—
Affiliated Money Market Mutual Fund	1,862,563	—	—
Other Financial Instruments*
Foreign Forward Currency Exchange Contracts	—	33,368	—

Total	$95,842,986	$37,316	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

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Fair Value of Level 2 investments at 10/31/11 was $87,692,258, which was a result of valuing investments using third party vendor modeling tools. An amount of $79,422,274 was transferred from Level 2 into Level 1 at 10/31/12 as a result of using quoted prices in active market for such foreign securities.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2012 were as follows:

Banks	12.1%
Oil, Gas & Consumable Fuels	9.6
Pharmaceuticals	9.0
Insurance	7.2
Telecommunications	6.4
Food & Beverage	5.7
Chemicals	4.3
Retail & Merchandising	4.3
Automobile Manufacturers	4.0
Diversified Financial Services	2.6
Aerospace & Defense	2.0
Distribution/Wholesale	1.9
Affiliated Money Market Mutual Fund	1.9
Metals & Mining	1.9
Automotive Parts	1.8
Computer Services & Software	1.8
Apparel	1.7
Machinery & Equipment	1.6
Miscellaneous Manufacturing	1.5
Entertainment & Leisure	1.4
Internet Software & Services	1.4
Holding Companies—Diversified	1.3
Consumer Products & Services	1.3
Agriculture	1.2%
Transportation	1.2
Utilities	1.1
Healthcare Providers & Services	0.9
Electronic Components & Equipment	0.9
Engineering & Construction	0.9
Commercial Services	0.8
Advertising	0.8
Healthcare Products	0.7
Real Estate	0.6
Cosmetics/Personal Care	0.6
Semiconductors	0.6
Media & Entertainment	0.6
IT Services	0.5
Forest & Paper Products	0.4
Airlines	0.3
Building Materials	0.2
Home Furnishings	0.1

99.1
Other assets in excess of liabilities	0.9

100.0%

The Series invested in various derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments were equity risk and foreign exchange risk.

The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Prudential International Value Fund	21

Portfolio of Investments

as of October 31, 2012

Fair values of derivative instruments as of October 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$50,297	Unrealized depreciation on foreign currency forward contracts	$16,929

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$311,061	$311,061
Equity contracts	(76,087)	—	(76,087)

Total	$(76,087)	$311,061	$234,974

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(58,728)

For the year ended October 31, 2012, the Series’ average value at settlement date payable for forward foreign currency exchange purchase contracts was $393,060 and the Series’ average value at settlement date receviable for forward foreign currency exchange sale contracts was $2,844,782.

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • October 31, 2012

Prudential International Value Fund

Statement of Assets and Liabilities

as of October 31, 2012

ASSETS
Investments at value:
Unaffiliated investments (cost $85,600,820)	$93,984,371
Affiliated investments (cost $1,862,563)	1,862,563
Foreign currency, at value (cost $406,404)	406,402
Dividends and interest receivable	291,103
Tax reclaim receivable	262,282
Receivable for investments sold	260,238
Receivable for Series shares sold	66,858
Unrealized appreciation on foreign currency forward contracts	50,297
Prepaid expenses	1,449

Total Assets	97,185,563

LIABILITIES
Accrued expenses	116,418
Payable for Series shares reacquired	101,307
Advisory fee payable	82,209
Payable for investments purchased	81,886
Affiliated transfer agent fee payable	18,405
Unrealized depreciation on foreign currency forward contracts	16,929
Distribution fee payable	12,522
Payable to custodian	3,117

Total Liabilities	432,793

NET ASSETS	$96,752,770

Net assets were comprised of:
Common stock, at par value	$49,943
Paid-in capital in excess of par	112,983,247

113,033,190
Undistributed net investment income	1,817,939
Accumulated net realized loss on investment and foreign currency transactions	(26,513,918)
Net unrealized appreciation on investments and foreign currencies	8,415,559

Net Assets, October 31, 2012	$96,752,770

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($33,758,651 ÷ 1,743,947 shares of common stock issued and outstanding)	$19.36
Maximum sales charge (5.5% of offering price)	1.13

Maximum offering price to public	$20.49

Class B:
Net asset value, offering price and redemption price per share ($1,457,005 ÷ 78,946 shares of common stock issued and outstanding)	$18.46

Class C:
Net asset value, offering price and redemption price per share ($4,783,833 ÷ 258,721 shares of common stock issued and outstanding)	$18.49

Class Z:
Net asset value, offering price and redemption price per share ($56,753,281 ÷ 2,912,710 shares of common stock issued and outstanding)	$19.48

See Notes to Financial Statements.

Prudential International Value Fund	25

Statement of Operations

Year Ended October 31, 2012

Net Investment Income
Investment Income
Unaffiliated dividend income (net of foreign withholding taxes of $272,940)	$3,210,603
Affiliated dividend income	4,558
Unaffiliated interest income	571

Total income	3,215,732

Expenses
Advisory fee	949,215
Distribution fee—Class A	86,674
Distribution fee—Class B	16,554
Distribution fee—Class C	51,316
Transfer agent’s fee and expenses (including affiliated expense of $101,400) (Note 3)	161,000
Custodian’s fees and expenses	156,000
Registration fees	53,000
Reports to shareholders	30,000
Audit fee	29,000
Legal fees and expenses	24,000
Directors’ fees	12,000
Insurance fees	2,000
Interest expense (Note 7)	65
Miscellaneous	43,015

Total expenses	1,613,839

Net investment income	1,601,893

Realized And Unrealized Gain (Loss) On Investment And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	(334,705)
Foreign currency transactions	310,746

(23,959)

Net change in unrealized appreciation (depreciation) on:
Investments	3,004,587
Foreign currencies	(86,769)

2,917,818

Net gain on investments and foreign currencies	2,893,859

Net Increase In Net Assets Resulting From Operations	$4,495,752

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,601,893	$1,691,196
Net realized gain (loss) on investment and foreign currency transactions	(23,959)	10,774,092
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,917,818	(12,788,702)

Net increase (decrease) in net assets resulting from operations	4,495,752	(323,414)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(610,527)	(376,129)
Class B	(17,304)	(5,738)
Class C	(53,269)	(12,666)
Class Z	(978,760)	(1,693,194)

	(1,659,860)	(2,087,727)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	11,836,699	27,552,858
Net asset value of shares issued in reinvestment of dividends and distributions	1,623,732	2,073,598
Cost of shares reacquired	(18,408,704)	(142,888,872)

Net decrease in net assets from Series share transactions	(4,948,273)	(113,262,416)

Total decrease	(2,112,381)	(115,673,557)

Net Assets
Beginning of year	98,865,151	214,538,708

End of year(a)	$96,752,770	$98,865,151

(a) Includes undistributed net investment income of:	$1,817,939	$1,565,160

See Notes to Financial Statements.

Prudential International Value Fund	27

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end diversified management investment company and currently consists of five series: Prudential International Value Fund (the “Series”), Prudential International Equity Fund, Prudential Emerging Markets Debt Local Currency Fund, Prudential Jennison Global Opportunities Fund and Prudential Jennison International Opportunities Fund. These financial statements relate to Prudential International Value Fund. The financial statements of the other series are not presented herein. The investment objective of the Series is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Fund’s Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that

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are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing model with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates, and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential International Value Fund	29

Notes to Financial Statements

continued

Short-term debt securities of sufficient credit quality which mature in sixty days or less, are valued using amortized cost methods which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term mutual fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities

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identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential International Value Fund	31

Notes to Financial Statements

continued

Foreign Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Warrants and Rights: The Series may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Series until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

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Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into subadvisory agreements with LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”) for the Series.

The subadvisory agreements provide that LSV and Thornburg furnish investment advisory services in connection with the management of the Series. In connection therewith, LSV and Thornburg are obligated to keep certain books and records of the Series. PI pays for the services of the subadvisors, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

Prudential International Value Fund	33

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million, .95% of the next $700 million of average daily net assets and .90% of average daily net assets in excess of $1 billion of the Series. The effective management fee rate as of October 31, 2012 was 1.00%.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended October 31, 2012, PIMS contractually agreed to limit such fee to 0.25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received $21,248 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2012. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS advised the Series that for the year ended October 31, 2012, it received $4, $2,710 and $1,235 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Series’ transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2 registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2012 were $14,599,748 and $18,982,991, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the tax year ended October 31, 2012 the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $310,746 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities. Net investment income, net realized loss and net assets were not affected by this change.

For the years ended October 31, 2012 and October 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $1,659,860 and $2,087,727 of ordinary income, respectively.

As of October 31, 2012, the accumulated undistributed earnings on a tax basis was $1,868,189 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$87,949,553	$18,843,629	$(10,946,248)	$7,897,381	$32,008	$7,929,389

Prudential International Value Fund	35

Notes to Financial Statements

continued

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

Under the Regulated Investment Company Modernization Act of 2010 (“the Act”), the Series is permitted to carryforward capital losses incurred in the fiscal year ended October 31, 2012 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before October 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of October 31, 2012, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$581,000

Pre-Enactment Losses:
Expiring 2017	24,486,000
Expiring 2018	978,000

$25,464,000

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon

36	Visit our website at www.prudentialfunds.com

the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

There are 250 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 75 million, 50 million, 50 million and 75 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	88,449	$1,631,363
Shares issued in reinvestment of dividends and distributions	32,651	585,430
Shares reacquired	(457,841)	(8,354,606)

Net increase (decrease) in shares outstanding before conversion	(336,741)	(6,137,813)
Shares issued upon conversion from Class B	20,082	366,930
Shares reacquired upon conversion into Class Z	(6,033)	(107,215)

Net increase (decrease) in shares outstanding	(322,692)	$(5,878,098)

Year ended October 31, 2011:
Shares sold	174,148	$3,564,449
Shares issued in reinvestment of dividends and distributions	18,196	363,555
Shares reacquired	(405,920)	(8,369,754)

Net increase (decrease) in shares outstanding before conversion	(213,576)	(4,441,750)
Shares issued upon conversion from Class B	33,177	671,705

Net increase (decrease) in shares outstanding	(180,399)	$(3,770,045)

Prudential International Value Fund	37

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended October 31, 2012:
Shares sold	8,208	$144,803
Shares issued in reinvestment of dividends and distributions	929	15,993
Shares reacquired	(19,508)	(346,846)

Net increase (decrease) in shares outstanding before conversion	(10,371)	(186,050)
Shares reacquired upon conversion into Class A	(20,816)	(366,930)

Net increase (decrease) in shares outstanding	(31,187)	$(552,980)

Year ended October 31, 2011:
Shares sold	11,306	$223,306
Shares issued in reinvestment of dividends and distributions	281	5,390
Shares reacquired	(26,475)	(519,188)

Net increase (decrease) in shares outstanding before conversion	(14,888)	(290,492)
Shares reacquired upon conversion into Class A	(34,655)	(671,705)

Net increase (decrease) in shares outstanding	(49,543)	$(962,197)

Class C
Year ended October 31, 2012:
Shares sold	20,549	$365,925
Shares issued in reinvestment of dividends and distributions	3,028	52,206
Shares reacquired	(95,948)	(1,677,033)

Net increase (decrease) in shares outstanding	(72,371)	$(1,258,902)

Year ended October 31, 2011:
Shares sold	33,601	$667,489
Shares issued in reinvestment of dividends and distributions	649	12,462
Shares reacquired	(55,107)	(1,085,844)

Net increase (decrease) in shares outstanding	(20,857)	$(405,893)

Class Z
Year ended October 31, 2012:
Shares sold	529,417	$9,694,608
Shares issued in reinvestment of dividends and distributions	53,865	970,103
Shares reacquired	(428,040)	(8,030,219)

	155,242	2,634,492
Shares reacquired upon conversion into Class A	6,006	107,215

Net increase (decrease) in shares outstanding	161,248	$2,741,707

Year ended October 31, 2011:
Shares sold	1,145,232	$23,097,614
Shares issued in reinvestment of dividends and distributions	84,356	1,692,191
Shares reacquired	(6,266,505)	(132,914,086)

Net increase (decrease) in shares outstanding	(5,036,917)	$(108,124,281)

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Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through November 14, 2012. The SCA has been renewed effective November 15, 2012 at substantially similar terms through November 14, 2013. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of .10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series utilized the SCA during the year ended October 31, 2012. The balance for the one day the Series had loans outstanding during the period was approximately $1,571,000, borrowed at an interest rate of 1.49%. At October 31, 2012, the Series did not have an outstanding loan amount.

Note 9. Notice of Dividends to Shareholders

The Series declared ordinary income dividends on December 17, 2012 to shareholders of record on December 18, 2012. The ex-dividend date was December 19, 2012. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.3940
Class B	$0.2616
Class C	$0.2616
Class Z	$0.4408

Note 10. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities.” The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives

Prudential International Value Fund	39

Notes to Financial Statements

continued

that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$18.80	$20.29	$18.45	$15.28	$34.10
Income (loss) from investment operations:
Net investment income	.29	.32	.22	.20	.44
Net realized and unrealized gain (loss) on investments	.57	(1.64)	1.71	3.59	(14.93)
Total from investment operations	.86	(1.32)	1.93	3.79	(14.49)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.17)	(.12)	(.62)	(.38)
Distributions from net realized gains	-	-	-	-	(3.95)
Total dividends and distributions	(.30)	(.17)	(.12)	(.62)	(4.33)
Capital Contributions(e)	-	-	.03	-	-
Net asset value, end of year	$19.36	$18.80	$20.29	$18.45	$15.28
Total Return(a):	4.71%	(6.56)%	10.68%	26.03%	(48.33)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$33,759	$38,858	$45,598	$45,945	$40,580
Average net assets (000)	$34,669	$44,169	$44,626	$39,582	$71,618
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.79%	1.78%	1.66%	1.65%	1.56%
Expenses, excluding distribution and service (12b-1) fees	1.54%	1.53%	1.41%	1.40%	1.31%
Net investment income	1.59%	1.56%	1.17%	1.30%	1.79%
Portfolio turnover rate	16%	25%	40%	40%	27%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.

(d) Does not include expenses of the underlying portfolio in which the Series invests.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculations of the amount of settlement.

See Notes to Financial Statements.

Prudential International Value Fund	41

Financial Highlights

continued

Class B Shares
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.93	$19.37	$17.64	$14.58	$32.73
Income (loss) from investment operations:
Net investment income	.15	.16	.08	.08	.24
Net realized and unrealized gain (loss) on investments	.54	(1.56)	1.63	3.45	(14.29)
Total from investment operations	.69	(1.40)	1.71	3.53	(14.05)
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.04)	(.01)	(.47)	(.15)
Distributions from net realized gains	-	-	-	-	(3.95)
Total dividends and distributions	(.16)	(.04)	(.01)	(.47)	(4.10)
Capital Contributions(d)	-	-	.03	-	-
Net asset value, end of year	$18.46	$17.93	$19.37	$17.64	$14.58
Total Return(a):	3.91%	(7.26)%	9.86%	25.11%	(48.74)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,457	$1,975	$3,093	$3,839	$5,143
Average net assets (000)	$1,655	$2,651	$3,314	$3,985	$10,730
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.54%	2.52%	2.41%	2.40%	2.31%
Expenses, excluding distribution and service (12b-1) fees	1.54%	1.52%	1.41%	1.40%	1.31%
Net investment income	.83%	.81%	.43%	.58%	1.01%
Portfolio turnover rate	16%	25%	40%	40%	27%

(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculations of the amount of settlement.

See Notes to Financial Statements.

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Class C Shares
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$17.96	$19.40	$17.66	$14.60	$32.77
Income (loss) from investment operations:
Net investment income	.15	.16	.07	.08	.24
Net realized and unrealized gain (loss) on investments	.54	(1.56)	1.65	3.45	(14.31)
Total from investment operations	.69	(1.40)	1.72	3.53	(14.07)
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.04)	(.01)	(.47)	(.15)
Distributions from net realized gains	-	-	-	-	(3.95)
Total dividends and distributions	(.16)	(.04)	(.01)	(.47)	(4.10)
Capital Contributions(d)	-	-	.03	-	-
Net asset value, end of year	$18.49	$17.96	$19.40	$17.66	$14.60
Total Return(a):	3.90%	(7.25)%	9.91%	25.08%	(48.74)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,784	$5,947	$6,828	$7,507	$7,355
Average net assets (000)	$5,132	$6,690	$6,760	$6,807	$13,571
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.54%	2.53%	2.41%	2.40%	2.31%
Expenses, excluding distribution and service (12b-1) fees	1.54%	1.53%	1.41%	1.40%	1.31%
Net investment income	.83%	.81%	.42%	.58%	1.04%
Portfolio turnover rate	16%	25%	40%	40%	27%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculations of the amount of settlement.

See Notes to Financial Statements.

Prudential International Value Fund	43

Financial Highlights

continued

Class Z Shares
	Year Ended October 31,
	2012(b)	2011(b)	2010(b)	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$18.93	$20.42	$18.55	$15.37	$34.30
Income (loss) from investment operations:
Net investment income	.34	.24	.26	.24	.50
Net realized and unrealized gain (loss) on investments	.56	(1.51)	1.74	3.62	(15.02)
Total from investment operations	.90	(1.27)	2.00	3.86	(14.52)
Less Dividends and Distributions:
Dividends from net investment income	(.35)	(.22)	(.16)	(.68)	(.46)
Distributions from net realized gains	-	-	-	-	(3.95)
Total dividends and distributions	(.35)	(.22)	(.16)	(.68)	(4.41)
Capital Contributions(d)	-	-	.03	-	-
Net asset value, end of year	$19.48	$18.93	$20.42	$18.55	$15.37
Total Return(a):	4.92%	(6.30)%	11.01%	26.41%	(48.23)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,753	$52,086	$159,020	$136,238	$115,710
Average net assets (000)	$53,465	$79,550	$139,023	$115,310	$186,380
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.54%	1.47%	1.41%	1.40%	1.31%
Expenses, excluding distribution and service (12b-1) fees	1.54%	1.47%	1.41%	1.40%	1.31%
Net investment income	1.86%	1.16%	1.41%	1.58%	2.06%
Portfolio turnover rate	16%	25%	40%	40%	27%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Calculations are based on the average daily number of shares outstanding.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended October 31, 2010. The Fund was not involved in the proceedings or in the calculations of the amount of settlement.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential International Value Fund (one of the series constituting Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2012

Prudential International Value Fund	45

Tax Information

(Unaudited)

For the year ended October 31, 2012, the Series reports 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2012, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $218,325 foreign tax credit from recognized foreign source income of $3,460,494.

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2012.

46	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential International Value Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential International Value Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential International Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, LSV and Thornburg. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and each subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential International Value Fund is a series of Prudential World Fund, Inc.

Prudential International Value Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of LSV and Thornburg, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, LSV and Thornburg. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by LSV and Thornburg, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluations of the subadvisers, as well as PI’s recommendation, based on its review of each subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, LSV and Thornburg, and also reviewed the qualifications, backgrounds and responsibilities of the LSV and Thornburg portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, LSV’s and Thornburg’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, LSV and Thornburg. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, LSV and Thornburg.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by LSV and Thornburg, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, LSV and Thornburg under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board considered information about the profitability of LSV or Thornburg, but concluded that the level of a subadviser’s profitability may not be as significant given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI, LSV and Thornburg as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services

Other Benefits to PI, LSV and Thornburg

The Board considered potential ancillary benefits that might be received by PI, LSV and Thornburg and their affiliates as a result of their relationship with the Fund. The

Prudential International Value Fund

Approval of Advisory Agreements (continued)

Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by LSV and Thornburg included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV or Thornburg, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, LSV and Thornburg were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2011.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a blend of the Lipper International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universes)2 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best

[2]

Although Lipper classifies the Fund in its International Large-Cap Core Funds Performance Universe, the International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universes were utilized because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

Note:	Lipper has since changed the Fund’s classification and now classifies the Fund in the International Multi-Cap Core Funds Performance Universe.

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25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential International Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	LSV Asset Management	155 North Wacker Drive 46th Floor Chicago, IL 60606

	Thornburg Investment Management, Inc.	2300 North Ridgetop Road Santa Fe, NM 87506

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential International Value Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL VALUE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800

MF115E    0236586-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

ANNUAL REPORT • OCTOBER 31, 2012

Fund Type

Emerging Market Bond

Objective

Total return, through a combination of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 14, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Emerging Markets Debt Local Currency Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Emerging Markets Debt Local Currency Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 4.50%. Gross operating expenses: Class A, 2.09%; Class C, 2.78%; Class Q, 1.71%; Class Z, 1.81%. Net operating expenses: Class A, 1.30%; Class C, 2.05%; Class Q, 1.05%; Class Z, 1.05%, after contractual reduction through 2/28/2014.

Cumulative Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Since Inception
Class A	8.53%	5.12% (3/30/2011)
Class C	7.55	4.63 (3/30/2011)
Class Q	9.31	5.87 (3/30/2011)
Class Z	9.21	5.78 (3/30/2011)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	7.25	7.64
Lipper Emerging Markets Debt Funds Average	7.28	6.97

Average Annual Total Returns (With Sales Charges) as of 9/30/12
	One Year	Since Inception
Class A	8.54%	–0.80% (3/30/2011)
Class C	11.36	1.92 (3/30/2011)
Class Q	14.35	2.67 (3/30/2011)
Class Z	14.37	2.69 (3/30/2011)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index	12.66	4.67
Lipper Emerging Markets Debt Funds Average	12.64	4.19

Average Annual Total Returns (With Sales Charges) as of 10/31/12
	One Year	Since Inception
Class A	3.65%	0.25% (3/30/2011)
Class C	6.55	2.88 (3/30/2011)
Class Q	9.31	3.65 (3/30/2011)
Class Z	9.21	3.59 (3/30/2011)

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Average Annual Total Returns (Without Sales Charges) as of 10/31/12
	One Year	Since Inception
Class A	8.53%	3.19% (3/30/2011)
Class C	7.55	2.88 (3/30/2011)
Class Q	9.31	3.65 (3/30/2011)
Class Z	9.21	3.59 (3/30/2011)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Emerging Markets Debt Local Currency Fund (Class A shares) with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Emerging Markets Debt Local Currency Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 4.50% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Q and Class Z shares are not subject to a CDSC or 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index

The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM Global Diversified), an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Lipper Emerging Markets Debt Funds Average

Funds in the Lipper Emerging Markets Debt Funds Average seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measure.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Distributions and Yields as of 10/31/12
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.52	3.95%
Class C	0.45	3.37
Class Q	0.55	4.42
Class Z	0.54	4.36

Five Largest Issues expressed as a percentage of net assets as of 10/31/12
Turkey Government Bond, Bonds, Ser. 5YR, 9.000%, 03/08/17	5.9%
Indonesia Treasury Bond, Sr. Unsec’d. Notes, Ser. FR61, 7.000%, 05/15/22	3.8
Hungary Government Bond, Bonds, Ser. 17/B, 6.750%, 02/24/17	3.4
Petroleos de Venezuela SA, Sr. Unsec’d. Notes, Ser. 2014, 4.900%, 10/28/14	3.1
South Africa Government Bond, Bonds, Ser. R186, 10.500%, 12/21/26	3.1

Issues reflect only long-term investments and are subject to change.

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Credit Quality* expressed as a percentage of net assets as of 10/31/12
A	8.6%
Baa	59.2
Ba	16.8
B	2.5
Not Rated**	11.1
Total Investments	98.2
Other assets in excess of liabilities	1.8
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Approximately 6.4% of Not Rated is invested in affiliated money market mutual funds.

Credit Quality is subject to change.

Prudential Emerging Markets Debt Local Currency Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Emerging Markets Debt Local Currency Fund’s Class A shares gained 8.53% for the 12-month reporting period that ended October 31, 2012, significantly outperforming the 7.25% return of the JP Morgan GBI-EM Global Diversified Index (GBI-EM Global Diversified) and the 7.28% gain of the Lipper Emerging Markets Local Currency Debt Funds Average.

How did emerging market government bonds denominated in local currencies perform?

The reporting period that began November 1, 2011, saw pronounced changes in investor appetite for global risk assets such as emerging market bonds. However, local currency bonds issued by emerging market governments still delivered a 7.25% gain in U.S. dollar terms for the period without hedging for currency risk, according to the GBI-EM Global Diversified.

•

The market was sometimes dominated by a “risk off” sentiment that favored safe havens such as U.S. Treasury securities and German bunds, particularly when an ongoing European sovereign debt crisis threatened to spiral out of control.

•

The market was, at other times, dominated by a “risk on” sentiment that favored emerging market bonds and currencies as well as other global risk assets. But, during those periods, local currency emerging market government bonds gained less than emerging market government bonds denominated in the U.S. dollar. This occurred because the performance of the latter is more closely correlated with that of U.S. Treasury securities, which rallied during the period. Also a relatively limited supply of emerging market bonds denominated in the greenback and other hard currencies met with strong demand from investors seeking attractive yields.

•

Economic growth in emerging market nations as a whole was stronger than in developed nations, but growth slowed in several key emerging economies, including China and Brazil, primarily due to weaker global trade. Softer growth prompted some nations to cut short-term rates to help stimulate economic activity. The trend toward easier monetary policy was supportive of local currency-denominated bonds of emerging market governments.

•

Emerging market currencies were very volatile. Their performance is highly correlated to risk aversion (such as that caused by the European sovereign debt crisis) and weaker commodity prices. Not surprisingly, currencies of some riskier nations ended the period much weaker versus the U.S. dollar, particularly the Brazilian real, the Indian rupee, the Argentinian peso, and the South African rand. Yet the Mexican peso finished stronger against the

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greenback, reflecting the Mexican economy’s brisk growth and national election results that boosted expectations the Mexican government will implement needed structural reforms.

•

Returns of emerging market government local currency bonds in U.S. dollars without hedging for currency risk varied widely, ranging from a 27.8% gain for the Philippines to a 1.0% decline for Brazil, according to the GBI-EM Global Diversified.

Which strategy made the largest positive contribution to the Fund’s performance?

The Fund outperformed the GBI-EM Global Diversified by a significant amount for the period primarily due to its favorable security selection among emerging market bonds denominated in local currencies. Prudential Fixed Income, a unit of Prudential Investment Management, Inc., manages the Fund, which was well-diversified across a variety of emerging market countries, securities, and currencies. Its portfolio management team closely analyzes each country’s currency, local currency bonds, and hard currency bonds from three viewpoints—fundamental, technical, and relative value.

•

The Fund held positions in longer-term bonds of issuers located in Brazil. Prices of these bonds rallied as the Central Bank of Brazil aggressively cut short-term rates to stimulate economic growth, which had begun to slow in that nation. (Bond prices move inversely to interest rates.)

•	The Fund also owned other bonds that performed well, such as debt securities of issuers located in Turkey and sovereign and quasi-sovereign bonds of issuers from Russia.

•

The Fund also benefited from holding select positions in bonds denominated in hard currencies, which are not included in the GBI-EM Global Diversified. Most notably, it owned short-term bonds of issuers located in Venezuela that provided relatively high yields. These bonds performed well, particularly during periods when the market was dominated by “risk on” sentiment and after elections were held in Venezuela late in the period.

•

The Fund, compared to the GBI-EM Global Diversified, had underweight exposures to lower-yielding bonds of issuers located in higher-quality emerging market nations including Malaysia and Thailand, which also contributed to performance.

Prudential Emerging Markets Debt Local Currency Fund	7

Strategy and Performance Overview (continued)

How did the Fund’s foreign exchange strategy affect its performance?

The Fund’s foreign exchange strategy had a mixed impact on its performance for the period.

•

The Fund benefited from having overweight exposures to the Russian ruble and certain other local currencies compared to the GBI-EM Global Diversified. Its trading in the Russian ruble was particularly well timed. Early in the year, the Fund owned rubles when high oil prices and stronger Russian growth prospects helped boost the value of the currency. Later, the Fund was short rubles when softening oil prices and a flare-up in the euro zone crisis caused the Russian currency to weaken.

•

Another positive for the Fund was its broad exposure to currencies of Asian nations, as that region benefited from lower commodity prices, relatively stronger economic growth, and the generally healthy balance of payment positions of many nations in Asia.

•

An overweight exposure to the Brazilian real hurt the Fund’s performance, as the previously mentioned aggressive rate cuts by the Central Bank of Brazil caused the real to weaken dramatically versus the U.S. dollar. Also the real softened as the Brazilian government bought U.S. dollars and sold the real to prevent the real from appreciating in value. The Fund underestimated the extent to which the Brazilian government would intervene to weaken its currency in order to keep Brazilian exports competitive.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2012, at the beginning of the period, and held through the six-month period ended October 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Emerging Markets Debt Local Currency Fund	9

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,039.60	1.30%	$6.66
	Hypothetical	$1,000.00	$1,018.60	1.30%	$6.20

Class C	Actual	$1,000.00	$1,037.80	2.05%	$10.50
	Hypothetical	$1,000.00	$1,014.83	2.05%	$10.38

Class Q	Actual	$1,000.00	$1,042.30	1.05%	$5.39
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

Class Z	Actual	$1,000.00	$1,040.70	1.05%	$5.39
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2012

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 91.8%
FOREIGN BONDS

Barbados 0.5%
Columbus International, Inc., Sr. Sec’d. Notes, RegS (original cost $188,913; purchased 09/18/12)(a)(b)	B2	11.500%	11/20/14		$170	$190,400

Brazil 11.5%
Banco Votorantim Ltd., Sr. Unsec’d. Notes, MTN, RegS	Baa2	10.625	04/10/14	BRL	415	213,134
Brazil Notas Do Tesouro Nacional, Bonds, Ser. NTN-B - Inflation Linked	Baa2	6.000	08/15/14	BRL	52	60,037
Bonds, Ser. NTN-B - Inflation Linked	Baa2	6.000	08/15/18	BRL	510	634,823
Notes, Ser. NTN-B - Inflation Linked	Baa2	6.000	05/15/15	BRL	335	394,389
Notes, Ser. NTNF	Baa2	10.000	01/01/14	BRL	740	374,077
Notes, Ser. NTNF	Baa2	10.000	01/01/15	BRL	775	397,263
Notes, Ser. NTNF	Baa2	10.000	01/01/17	BRL	1,910	987,823
Notes, Ser. NTNF	Baa2	10.000	01/01/21	BRL	2,273	1,177,620
Brazilian Government International Bond, Sr. Unsec’d. Notes	Baa2	8.500	01/05/24	BRL	500	288,029
Itau Unibanco Holding SA,
Sr. Unsec’d. Notes, RegS	Baa1	10.500	11/23/15	BRL	300	162,108

						4,689,303

Colombia 2.8%
Colombia Government International Bond,
Sr. Unsec’d. Notes	Baa3	4.375	03/21/23	COP	389,000	211,302
Sr. Unsec’d. Notes	Baa3	7.750	04/14/21	COP	197,000	135,509
Sr. Unsec’d. Notes	Baa3	9.850	06/28/27	COP	180,000	153,049
Sr. Unsec’d. Notes	Baa3	12.000	10/22/15	COP	700,000	472,331

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	11

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Colombia (cont’d.)
Empresas Publicas de Medellin ESP, Sr. Unsec’d. Notes, RegS	Baa3	8.375%	02/01/21	COP	300,000	$184,985

						1,157,176

Costa Rica 1.3%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes, RegS	Baa3	6.548	03/20/14		$500	525,000

Dominican Republic 0.4%
Dominican Republic International Bond, Sr. Unsec’d. Notes, RegS	B1	9.040	01/23/18		153	175,969

Hungary 4.5%
Hungary Government Bond, Bonds Ser. 16/C	Ba1	5.500	02/12/16	HUF	33,080	147,650
Ser. 17/B	Ba1	6.750	02/24/17	HUF	297,250	1,372,637
Ser. 23/A	Ba1	6.000	11/24/23	HUF	74,740	313,770

						1,834,057

Indonesia 10.8%
Indonesia Treasury Bond, Sr. Unsec’d. Notes, Ser. FR36	Baa3	11.500	09/15/19	IDR	2,200,000	305,670
Ser. FR51	Baa3	11.250	05/15/14	IDR	2,950,000	334,623
Ser. FR53	Baa3	8.250	07/15/21	IDR	4,970,000	606,634
Ser. FR54	Baa3	9.500	07/15/31	IDR	4,000,000	551,315
Ser. FR55	Baa3	7.375	09/15/16	IDR	3,000,000	334,001
Ser. FR56	Baa3	8.375	09/15/26	IDR	1,000,000	124,940
Ser. FR58	Baa3	8.250	06/15/32	IDR	3,000,000	372,308
Ser. FR61	Baa3	7.000	05/15/22	IDR	13,394,000	1,526,664
Ser. FR65	Baa3	6.625	05/15/33	IDR	2,000,000	211,822

						4,367,977

See Notes to Financial Statements.

12	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Malaysia 4.5%
Malaysia Government Bond, Bonds, Ser. 0111	A3	4.160%	07/15/21	MYR	1,740	$598,381
Bonds, Ser. 0311	A3	4.392	04/15/26	MYR	440	156,115
Unsec’d. Notes, Ser. 0112	A3	3.418	08/15/22	MYR	580	189,577
Unsec’d. Notes, Ser. 0412	A3	4.127	04/15/32	MYR	2,600	880,982

						1,825,055

Mexico 7.9%
Mexican Bonos, Bonds, Ser. M	Baa1	6.500	06/10/21	MXN	8,000	651,464
Ser. M	Baa1	6.500	06/09/22	MXN	4,850	396,558
Ser. M20	Baa1	7.750	05/29/31	MXN	4,400	387,280
Ser. M20	Baa1	8.500	05/31/29	MXN	1,400	132,661
Petroleos Mexicanos, Gtd. Notes, 144A	Baa1	7.650	11/24/21	MXN	4,120	343,186
Gtd. Notes(c)	Baa1	5.260	05/12/14	MXN	6,000	458,225
Gtd. Notes	Baa1	9.100	01/27/20	MXN	9,650	855,478

						3,224,852

Netherlands 0.5%
VimpelCom Holdings BV, Gtd. Notes, 144A(c)	Ba3	4.362	06/29/14		$200	201,314

Nigeria 1.1%
Nigeria Treasury Bond, Bonds	B+(d)	7.000	10/23/19	NGN	5,875	26,865
Unsec’d. Notes	B+(d)	16.390	01/27/22	NGN	54,965	410,400

						437,265

Peru 4.4%
Peru Government Bond, Sr. Unsec’d. Notes	Baa2	6.950	08/12/31	PEN	190	89,322
Peruvian Government International Bond, Sr. Unsec’d. Notes, 144A	Baa2	7.840	08/12/20	PEN	650	310,390
Sr. Unsec’d. Notes, RegS	Baa2	6.950	08/12/31	PEN	1,085	510,073
Sr. Unsec’d. Notes, RegS	Baa2	7.840	08/12/20	PEN	355	169,520
Sr. Unsec’d. Notes, RegS	Baa2	8.200	08/12/26	PEN	880	464,059
Sr. Unsec’d. Notes, RegS	Baa2	9.910	05/05/15	PEN	550	246,593

						1,789,957

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	13

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Philippines 2.2%
Philippine Government International Bond, Sr. Unsec’d. Notes	Ba1	4.950%	01/15/21	PHP	23,000	$614,059
Sr. Unsec’d. Notes	Ba1	6.250	01/14/36	PHP	10,000	283,894

						897,953

Poland 4.1%
Poland Government Bond, Bonds, Ser. 0415	A2	5.500	04/25/15	PLN	1,705	553,905
Ser. 1019	A2	5.500	10/25/19	PLN	2,475	832,197
Ser. 1020	A2	5.250	10/25/20	PLN	840	277,428

						1,663,530

Russia 7.9%
Home Credit & Finance Bank Via Eurasia, Capital SA, Unsec’d. Notes	Ba3	7.000	03/18/14		$250	258,437
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sr. Unsec’d. Notes, 144A	Baa1	8.625	02/17/17	RUB	3,000	98,277
Sr. Unsec’d. Notes, RegS	Baa1	8.625	02/17/17	RUB	32,600	1,067,941
Sr. Unsec’d. Notes, Ser. E, MTN, RegS	Baa1	8.700	03/17/16	RUB	18,000	589,230
Russian Foreign Bond - Eurobond, Sr. Unsec’d. Notes, 144A,	Baa1	7.850	03/10/18	RUB	10,000	341,378
Sr. Unsec’d. Notes, RegS	Baa1	7.850	03/10/18	RUB	15,000	512,068
RZD Capital Ltd., Sr. Unsec’d. Notes, RegS	Baa1	8.300	04/02/19	RUB	10,100	327,645

						3,194,976

Singapore 0.4%
Berau Capital Resources Pte Ltd., Gtd. Notes, RegS	B1	12.500	07/08/15		$145	152,431

See Notes to Financial Statements.

14	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

South Africa 9.1%
Eskom Holdings Ltd., Notes, MTN	Baa2	10.000%	01/25/33	ZAR	7,500	$1,007,218
South Africa Government Bond, Bonds, Ser. R157	Baa1	13.500	09/15/15	ZAR	258	35,994
Bonds, Ser. R186	Baa1	10.500	12/21/26	ZAR	8,703	1,240,459
Bonds, Ser. R209	Baa1	6.250	03/31/36	ZAR	11,125	990,683
Sr. Unsec’d Notes, Ser. R204	Baa1	8.000	12/21/18	ZAR	3,165	399,085

						3,673,439

Spain 1.0%
Spain Government International Bond, Sr. Unsec’d. Notes, Ser. E, MTN	Baa3	3.625	06/17/13		$400	399,880

Thailand 2.6%
Thailand Government Bond, Bonds	Baa1	3.580	12/17/27	THB	5,000	163,219
Sr. Unsec’d. Notes	Baa1	3.625	06/16/23	THB	4,177	138,124
Sr. Unsec’d. Notes	Baa1	3.650	12/17/21	THB	12,900	432,126
Sr. Unsec’d. Notes	Baa1	3.850	12/12/25	THB	2,000	67,041
Sr. Unsec’d. Notes	Baa1	5.670	03/13/28	THB	5,000	202,362
Sr. Unsec’d. Notes - Inflation Linked	Baa1	1.200	07/14/21	THB	1,762	58,723

						1,061,595

Turkey 9.0%
Turkey Government Bond, Bonds	Ba1	9.000	01/27/16	TRY	1,080	632,636
Bonds	Ba1	10.500	01/15/20	TRY	775	496,779
Bonds - Inflation Linked	Ba1	3.000	07/21/21	TRY	205	124,653
Bonds, Ser. 5YR	Ba1	9.000	03/08/17	TRY	4,030	2,384,276

						3,638,344

Ukraine 0.6%
NAK Naftogaz Ukraine, Gtd. Notes	NR	9.500	09/30/14		$230	234,324

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	15

Portfolio of Investments

as of October 31, 2012 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

United Arab Emirates 1.1%
Dubai DOF Sukuk Ltd., Sr. Unsec’d. Notes, Ser. E, MTN	NR	6.396%	11/03/14		$155	$166,392
Emirate of Dubai Government International Bonds, Sr. Notes, Ser. E, MTN, RegS	NR	6.700	10/05/15		250	276,250

						442,642

Uruguay 0.4%
Uruguay Government International Bond, Sr. Unsec’d. Notes	Baa3	5.000	09/14/18	UYU	3,143	181,980

Venezuela 3.2%
Petroleos de Venezuela SA, Sr. Unsec’d. Notes	B1	8.000	11/17/13		$40	40,200
Sr. Unsec’d. Notes, Ser. 2014	NR	4.900	10/28/14		1,340	1,242,850

						1,283,050

Total long-term investments (cost $37,016,519)						37,242,469

				Shares
SHORT-TERM INVESTMENT 6.4%

Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $2,597,500)(e)					2,597,500	2,597,500

Total Investments 98.2% (cost $39,614,019; Note 5)						39,839,969
Other assets in excess of liabilities(f) 1.8%						730,884

Net Assets 100.0%						$40,570,853

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

BRL—Brazilian Real

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

INR—Indian Rupee

ILS—Israeli New Shekel

KRW—South Korean Won

MTN—Medium Term Note

MXN—Mexican Peso

MYR—Malaysian Ringgit

NGN—Nigerian Naira

NR—Not Rated by Moody’s or Standard & Poor’s

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thailand Baht

TRY—Turkish Lira

UYU—Uruguayan Peso

ZAR—South African Rand

†	The ratings reflected are as of October 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Indicates a security that has been deemed illiquid.
(b)	Indicates a restricted security, the aggregate original cost of such securities is $188,913. The aggregate value of $190,400 is approximately 0.5% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2012.
(d)	Standard & Poor’s Rating.
(e)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolio 2 - Prudential Core Taxable Money Market Fund.
(f)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	17

Portfolio of Investments

as of October 31, 2012 continued

Forward foreign currency exchange contracts outstanding at October 31, 2012:

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Brazilian Real
Expiring 01/18/13	Citibank NA	BRL	257,875	$126,100	$125,572	$(528)
Chilean Peso
Expiring 12/11/12	Citibank NA	CLP	81,122,502	166,473	167,596	1,123
Expiring 12/11/12	Citibank NA	CLP	28,492,960	59,200	58,865	(335)
Chinese Yuan Renminbi
Expiring 01/04/13	Citibank NA	CNY	1,794,240	283,280	285,890	2,610
Expiring 03/20/13	Goldman Sachs Group LP	CNY	2,527,000	400,000	400,276	276
Expiring 03/21/13	Barclays Capital, Inc.	CNY	1,674,005	265,000	265,144	144
Colombian Peso
Expiring 01/18/13	Citibank NA	COP	366,682,007	199,577	198,352	(1,225)
Euro
Expiring 01/25/13	Citibank NA	EUR	5,895,000	7,678,060	7,647,693	(30,367)
Expiring 01/25/13	Citibank NA	EUR	5,895,000	7,649,729	7,647,693	(2,036)
Expiring 01/25/13	Citibank NA	EUR	325,000	422,066	421,629	(437)
Expiring 01/25/13	Citibank NA	EUR	180,000	234,857	233,517	(1,340)
Expiring 01/25/13	Citibank NA	EUR	165,000	215,851	214,058	(1,793)
Expiring 01/25/13	Citibank NA	EUR	95,000	124,621	123,245	(1,376)
Expiring 01/25/13	Citibank NA	EUR	90,000	116,212	116,759	547
Expiring 01/25/13	Citibank NA	EUR	90,000	117,066	116,759	(307)
Expiring 01/25/13	Citibank NA	EUR	90,000	118,230	116,759	(1,471)
Expiring 01/25/13	Citibank NA	EUR	45,000	58,753	58,379	(374)
Expiring 01/25/13	Citibank NA	EUR	35,000	45,930	45,406	(524)
Expiring 01/25/13	JPMorgan Chase Bank	EUR	85,000	111,107	110,272	(835)
Hungarian Forint
Expiring 01/24/13	Citibank NA	HUF	179,743,327	814,950	813,461	(1,489)
Expiring 01/24/13	Citibank NA	HUF	15,482,544	70,800	70,069	(731)
Expiring 01/24/13	Credit Suisse International	HUF	14,122,550	65,000	63,914	(1,086)
Expiring 01/24/13	Morgan Stanley & Co., Inc.	HUF	11,757,384	53,700	53,210	(490)
Indian Rupee
Expiring 01/14/13	Citibank NA	INR	19,389,547	360,736	355,367	(5,369)
Expiring 01/14/13	Citibank NA	INR	11,608,475	216,285	212,757	(3,528)
Expiring 01/14/13	Credit Suisse International	INR	5,092,950	95,000	93,342	(1,658)

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Indonesian Rupiah
Expiring 02/06/13	Citibank NA	IDR	2,790,985,600	$291,700	$286,760	$(4,940)
Expiring 02/06/13	Citibank NA	IDR	1,090,084,800	112,000	112,001	1
Expiring 02/06/13	Citibank NA	IDR	939,881,250	96,250	96,568	318
Expiring 02/06/13	Citibank NA	IDR	699,618,000	72,200	71,882	(318)
Expiring 02/06/13	Citibank NA	IDR	501,105,000	51,586	51,486	(100)
Israeli New Shekel
Expiring 01/24/13	Citibank NA	ILS	370,172	94,860	94,996	136
Expiring 01/24/13	Goldman Sachs Group LP	ILS	375,327	96,250	96,318	68
Expiring 01/24/13	Goldman Sachs Group LP	ILS	370,766	95,000	95,148	148
Malaysian Ringgit
Expiring 01/14/13	Citibank NA	MYR	9,383,985	3,048,728	3,063,612	14,884
Expiring 01/14/13	Citibank NA	MYR	1,770,002	573,931	577,857	3,926
Expiring 01/14/13	Citibank NA	MYR	396,477	129,500	129,439	(61)
Expiring 01/14/13	Citibank NA	MYR	70,121	22,800	22,893	93
Mexican Peso
Expiring 11/21/12	Citibank NA	MXN	13,802,746	1,032,908	1,051,880	18,972
Expiring 01/22/13	Citibank NA	MXN	8,691,225	670,028	658,064	(11,964)
Expiring 01/22/13	Citibank NA	MXN	1,629,005	124,300	123,342	(958)
Expiring 01/22/13	Citibank NA	MXN	1,207,567	92,504	91,432	(1,072)
Expiring 01/22/13	Citibank NA	MXN	778,569	59,200	58,950	(250)
Expiring 01/22/13	Citibank NA	MXN	15,225	1,169	1,153	(16)
Philippine Peso
Expiring 11/05/12	Citibank NA	PHP	24,124,561	584,413	585,581	1,168
Expiring 12/11/12	Citibank NA	PHP	7,702,970	183,369	186,904	3,535
Expiring 12/11/12	Citibank NA	PHP	2,438,166	58,100	59,160	1,060
Polish Zloty
Expiring 01/24/13	Barclays Capital, Inc.	PLN	426,723	131,290	132,363	1,073
Expiring 01/24/13	Citibank NA	PLN	7,881,542	2,447,456	2,444,740	(2,716)
Expiring 01/24/13	Citibank NA	PLN	451,515	143,900	140,053	(3,847)
Expiring 01/24/13	Citibank NA	PLN	286,912	90,000	88,996	(1,004)
Expiring 01/24/13	Citibank NA	PLN	193,161	59,200	59,916	716
Romanian Leu
Expiring 01/24/13	Barclays Capital, Inc.	RON	352,738	100,000	99,466	(534)
Expiring 01/24/13	Barclays Capital, Inc.	RON	338,836	95,000	95,546	546

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	19

Portfolio of Investments

as of October 31, 2012 continued

Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Expiring 01/24/13	Goldman Sachs Group LP	RON	346,223	$97,500	$97,628	$128
Russian Ruble
Expiring 01/17/13	Citibank NA	RUB	48,737,015	1,541,920	1,533,113	(8,807)
Expiring 01/17/13	Citibank NA	RUB	7,705,038	243,584	242,376	(1,208)
Expiring 01/17/13	Citibank NA	RUB	5,381,618	170,256	169,289	(967)
Expiring 01/17/13	Citibank NA	RUB	4,225,663	133,200	132,926	(274)
Expiring 01/17/13	Citibank NA	RUB	3,358,388	106,400	105,644	(756)
Singapore Dollar
Expiring 01/23/13	Citibank NA	SGD	72,270	58,976	59,247	271
South African Rand
Expiring 01/30/13	Barclays Capital, Inc.	ZAR	1,231,843	147,563	140,109	(7,454)
Expiring 01/30/13	Citibank NA	ZAR	1,004,864	120,000	114,293	(5,707)
Expiring 01/30/13	Citibank NA	ZAR	966,301	108,500	109,906	1,406
Expiring 01/30/13	Citibank NA	ZAR	491,993	59,200	55,959	(3,241)
Expiring 01/30/13	Citibank NA	ZAR	374,422	45,000	42,586	(2,414)
Expiring 01/30/13	Citibank NA	ZAR	347,656	40,818	39,542	(1,276)
Expiring 01/30/13	Goldman Sachs Group LP	ZAR	626,970	75,000	71,311	(3,689)
Expiring 01/30/13	HSBC	ZAR	761,940	90,000	86,663	(3,337)
Expiring 01/30/13	JPMorgan Chase Bank	ZAR	623,700	70,000	70,939	939
South Korean Won
Expiring 01/14/13	Citibank NA	KRW	731,173,763	653,709	667,708	13,999
Expiring 01/17/13	Citibank NA	KRW	38,815,000	35,000	35,440	440
Expiring 01/17/13	Citibank NA	KRW	22,128,400	20,000	20,204	204
Thai Baht
Expiring 11/30/12	Citibank NA	THB	24,821,698	775,097	808,235	33,138
Expiring 11/30/12	Citibank NA	THB	10,968,281	345,400	357,145	11,745
Expiring 11/30/12	Citibank NA	THB	7,138,183	229,001	232,431	3,430
Expiring 11/30/12	Citibank NA	THB	6,008,790	191,772	195,656	3,884
Expiring 11/30/12	Citibank NA	THB	2,431,534	79,100	79,175	75
Expiring 11/30/12	Citibank NA	THB	1,530,946	48,100	49,850	1,750
Expiring 11/30/12	Citibank NA	THB	1,413,017	44,600	46,010	1,410
Expiring 11/30/12	Citibank NA	THB	1,162,416	36,571	37,850	1,279
Expiring 11/30/12	Citibank NA	THB	341,039	10,714	11,105	391
Expiring 11/30/12	HSBC	THB	6,149,600	200,000	200,241	241
Expiring 11/30/12	JPMorgan Chase Bank	THB	1,000,608	32,313	32,581	268

See Notes to Financial Statements.

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Purchase Contracts	Counterparty	Notional Amount		Value at Settlement Date Payable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Expiring 11/30/12	Morgan Stanley & Co., Inc.	THB	1,319,524	$42,800	$42,966	$166
Expiring 11/30/12	UBS AG	THB	158,845	5,000	5,172	172
Turkish Lira
Expiring 01/30/13	Citibank NA	TRY	3,050,112	1,672,485	1,681,121	8,636
Expiring 01/30/13	Citibank NA	TRY	491,001	265,772	270,623	4,851
Expiring 01/30/13	Citibank NA	TRY	255,756	140,000	140,964	964
Expiring 01/30/13	Citibank NA	TRY	231,321	126,800	127,497	697
Expiring 01/30/13	Citibank NA	TRY	183,140	100,000	100,941	941
Expiring 01/30/13	Citibank NA	TRY	163,618	90,000	90,181	181
Expiring 01/30/13	Citibank NA	TRY	55,299	30,400	30,479	79
Expiring 01/30/13	Citibank NA	TRY	20,235	11,039	11,153	114

				$38,919,815	$38,938,749	$18,934

Sales Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Brazilian Real
Expiring 01/18/13	Citibank NA	BRL	897,652	$434,383	$437,112	$(2,729)
Chilean Peso
Expiring 12/11/12	Citibank NA	CLP	47,977,930	100,100	99,120	980
Expiring 12/11/12	Citibank NA	CLP	28,122,735	59,100	58,100	1,000
Chinese Yuan Renminbi
Expiring 01/04/13	Morgan Stanley & Co., Inc.	CNY	1,794,240	280,000	285,890	(5,890)
Colombian Peso
Expiring 01/18/13	Citibank NA	COP	396,831,600	217,800	214,660	3,140
Euro
Expiring 01/25/13	Citibank NA	EUR	5,895,000	7,711,809	7,647,693	64,116
Expiring 01/25/13	Citibank NA	EUR	3,535,000	4,606,176	4,586,021	20,155
Expiring 01/25/13	Citibank NA	EUR	2,355,000	3,062,070	3,055,186	6,884
Expiring 01/25/13	Citibank NA	EUR	603,515	780,101	782,951	(2,850)
Expiring 01/25/13	Citibank NA	EUR	325,000	423,625	421,629	1,996
Expiring 01/25/13	Citibank NA	EUR	150,000	193,724	194,598	(874)
Expiring 01/25/13	Citibank NA	EUR	45,000	58,117	58,379	(262)
Expiring 01/25/13	Citibank NA	EUR	35,000	45,318	45,406	(88)
Hungarian Forint
Expiring 01/24/13	Citibank NA	HUF	42,177,895	195,851	190,884	4,967

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	21

Portfolio of Investments

as of October 31, 2012 continued

Sales Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Expiring 01/24/13	Citibank NA	HUF	41,777,135	$186,200	$189,070	$(2,870)
Expiring 01/24/13	Citibank NA	HUF	12,781,513	57,441	57,845	(404)
Indian Rupee
Expiring 01/14/13	Barclays Capital, Inc.	INR	5,043,500	96,250	92,436	3,814
Indonesian Rupiah
Expiring 02/06/13	Citibank NA	IDR	7,556,372,955	774,774	776,380	(1,606)
Expiring 02/06/13	Citibank NA	IDR	1,812,570,000	186,000	186,232	(232)
Israeli New Shekel
Expiring 01/24/13	Citibank NA	ILS	348,278	90,000	89,377	623
Expiring 01/24/13	UBS AG	ILS	791,649	205,000	203,157	1,843
Malaysian Ringgit
Expiring 01/14/13	Barclays Capital, Inc.	MYR	203,574	66,300	66,462	(162)
Expiring 01/14/13	Citibank NA	MYR	3,049,107	987,725	995,449	(7,724)
Mexican Peso
Expiring 01/22/13	Citibank NA	MXN	4,123,117	313,560	312,186	1,374
Expiring 01/22/13	Citibank NA	MXN	1,719,346	132,400	130,182	2,218
Expiring 01/22/13	Citibank NA	MXN	1,233,330	95,000	93,383	1,617
Expiring 01/22/13	Citibank NA	MXN	1,170,511	90,000	88,626	1,374
Expiring 01/22/13	Citibank NA	MXN	908,316	70,000	68,774	1,226
Expiring 01/22/13	Citibank NA	MXN	776,560	59,675	58,798	877
Expiring 01/22/13	Citibank NA	MXN	591,238	45,600	44,766	834
Expiring 01/22/13	Citibank NA	MXN	519,572	40,000	39,340	660
Expiring 01/22/13	Morgan Stanley & Co., Inc.	MXN	1,181,954	91,000	89,493	1,507
Peruvian Nuevo Sol
Expiring 01/10/13	Citibank NA	PEN	2,145,199	820,407	824,355	(3,948)
Expiring 01/10/13	Citibank NA	PEN	374,472	144,000	143,902	98
Philippine Peso
Expiring 11/05/12	UBS AG	PHP	24,124,561	570,523	585,581	(15,058)
Expiring 01/22/13	Citibank NA	PHP	24,124,561	584,413	585,163	(750)
Expiring 01/22/13	Citibank NA	PHP	15,955,488	381,710	387,015	(5,305)
Expiring 01/22/13	HSBC	PHP	16,550,000	400,000	401,435	(1,435)
Polish Zloty
Expiring 01/24/13	Citibank NA	PLN	454,435	141,200	140,959	241
Expiring 01/24/13	Citibank NA	PLN	302,553	95,000	93,847	1,153
Expiring 01/24/13	Citibank NA	PLN	280,825	87,400	87,108	292
Expiring 01/24/13	Citibank NA	PLN	224,556	70,000	69,654	346
Expiring 01/24/13	Citibank NA	PLN	193,057	60,000	59,884	116

See Notes to Financial Statements.

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Sales Contracts	Counterparty	Notional Amount		Value at Settlement Date Receivable	Value at October 31, 2012	Unrealized Appreciation/ (Depreciation)
Russian Ruble
Expiring 01/17/13	Citibank NA	RUB	3,618,532	$115,000	$113,828	$1,172
Expiring 01/17/13	Citibank NA	RUB	2,848,365	90,000	89,600	400
Expiring 01/17/13	Citibank NA	RUB	2,363,355	75,000	74,344	656
Expiring 01/17/13	Citibank NA	RUB	1,901,700	60,000	59,952	48
Expiring 01/17/13	Citibank NA	RUB	1,889,997	59,675	59,453	222
Expiring 01/17/13	Goldman Sachs Group LP	RUB	2,994,638	95,000	94,202	798
South African Rand
Expiring 01/30/13	Citibank NA	ZAR	3,406,188	406,726	387,417	19,309
Expiring 01/30/13	Citibank NA	ZAR	659,268	75,000	74,985	15
Expiring 01/30/13	Citibank NA	ZAR	536,130	60,000	60,979	(979)
Expiring 01/30/13	Citibank NA	ZAR	507,405	59,675	57,712	1,963
South Korean Won
Expiring 01/14/13	Citibank NA	KRW	237,112,750	215,000	216,531	(1,531)
Thai Baht
Expiring 11/30/12	Citibank NA	THB	1,990,695	62,174	64,820	(2,646)
Expiring 11/30/12	Citibank NA	THB	1,908,678	60,000	62,150	(2,150)
Expiring 11/30/12	Citibank NA	THB	1,597,875	50,000	52,029	(2,029)
Expiring 11/30/12	Morgan Stanley & Co., Inc.	THB	1,559,376	50,400	50,776	(376)
Expiring 11/30/12	UBS AG	THB	2,926,114	91,250	95,279	(4,029)
Turkish Lira
Expiring 01/30/13	Barclays Capital, Inc.	TRY	39,256	21,312	21,637	(325)
Expiring 01/30/13	Citibank NA	TRY	1,167,265	638,050	643,358	(5,308)
Expiring 01/30/13	Citibank NA	TRY	1,136,657	624,326	626,488	(2,162)
Expiring 01/30/13	Citibank NA	TRY	229,713	125,000	126,610	(1,610)
Expiring 01/30/13	Citibank NA	TRY	122,926	66,776	67,753	(977)
Expiring 01/30/13	Morgan Stanley & Co., Inc.	TRY	147,068	80,400	81,059	(659)

				$28,290,516	$28,219,450	71,066

						$90,000

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	23

Portfolio of Investments

as of October 31, 2012 continued

Interest rate swap agreements outstanding as of October 31, 2012:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation	Counterparty
MXN	8,000	02/21/22	6.620%	28 Day Mexican Interbank Rate(1)	$35,387	$—	$35,387	Barclays Bank PLC
MXN	3,000	02/28/22	6.440%	28 Day Mexican Interbank Rate(1)	10,696	—	10,696	Barclays Bank PLC

					$46,083	$—	$46,083

(1)	Fund pays the floating rate and receives the fixed rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds:
Barbados	$—	$190,400	$—
Brazil	—	4,689,303	—
Colombia	—	1,157,176	—
Costa Rica	—	525,000	—
Dominican Republic	—	175,969	—
Hungary	—	1,834,057	—
Indonesia	—	4,367,977	—
Malaysia	—	1,825,055	—
Mexico	—	2,766,627	458,225
Netherlands	—	201,314	—
Nigeria	—	437,265	—

See Notes to Financial Statements.

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	Level 1	Level 2	Level 3
Foreign Bonds (continued):
Peru	$—	$1,789,957	$—
Philippines	—	897,953	—
Poland	—	1,663,530	—
Russia	—	3,194,976	—
Singapore	—	152,431	—
South Africa	—	3,673,439	—
Spain	—	399,880	—
Thailand	—	1,061,595	—
Turkey	—	3,638,344	—
Ukraine	—	234,324	—
United Arab Emirates	—	442,642	—
Uruguay	—	181,980	—
Venezuela	—	1,283,050	—
Affiliated Money Market Mutual Fund	2,597,500	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	90,000	—
Interest Rate Swap Agreements	—	46,083	—

Total	$2,597,500	$36,920,327	$458,225

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign Bonds
Balance as of 10/31/11	$1,275,437
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)**	4,635
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	(821,847)

Balance as of 10/31/12	$458,225

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $4,635 was included in Net Assets relating to securities held at the reporting period end.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	25

Portfolio of Investments

as of October 31, 2012 continued

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one foreign bond that transferred out of Level 3 as a result of being priced by a vendor.

Included in the table above, under Level 3 securities are foreign bonds being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but not limited to, using prices provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities using fixed income securities valuation model.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2012 was as follows:

Foreign Government Obligations	72.6%
Foreign Agencies	15.8
Foreign Corporations	3.4
Affiliated Money Market Mutual Fund	6.4

98.2
Other assets in excess of liabilities	1.8

Net Assets	100.0%

Prudential Emerging Markets Debt Local Currency Fund (the “Series”) invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments is foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$291,177	Unrealized depreciation on forward foreign currency contracts	$201,177
Interest rate contracts	Unrealized appreciation on swap agreements	46,083	—	—

		$337,260		$201,177

See Notes to Financial Statements.

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The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Purchased Options	Futures	Forward Contracts	Swaps	Total
Foreign exchange contracts	$(7,780)	$—	$168,756	$—	$160,976
Interest rate contracts	—	(19,889)	—	7,204	(12,685)

Total	$(7,780)	$(19,889)	$168,756	$7,204	$148,291

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contracts	Swaps	Total
Interest rate contracts	$—	$46,083	$46,083
Foreign exchange contracts	158,067	—	158,067

Total	$158,067	$46,083	$204,150

As of October 31, 2012, the Series’ average volume of derivative activities is as follows:

Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)	Interest Rate Swaps (Notional amount in USD (000)
$25,015,607	$16,450,296	$503

In addition, interest rate futures contracts were bought and sold/closed with an aggregate value at trade date of $1,314,398 and $1,294,509, respectively.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	27

Statement of Assets and Liabilities

as of October 31, 2012

Assets
Investments at value:
Unaffiliated Investments (cost $37,016,519)	$37,242,469
Affiliated Investments (cost $2,597,500)	2,597,500
Foreign currency, at value (cost $102,774)	103,124
Dividends and interest receivable	684,117
Receivable for investments sold	656,709
Unrealized appreciation on forward foreign currency contracts	291,177
Unrealized appreciation on swap agreements	46,083
Receivable for Series shares sold	17,201
Foreign tax reclaim receivable	11,290
Prepaid expenses	837

Total assets	41,650,507

Liabilities
Payable for investments purchased	655,866
Unrealized depreciation on forward foreign currency contracts	201,177
Accrued expenses	165,288
Payable for Series shares reacquired	43,180
Management fee payable	9,081
Dividends payable	2,733
Distribution fee payable	1,895
Affiliated transfer agent fee payable	434

Total liabilities	1,079,654

Net Assets	$40,570,853

Net assets were comprised of:
Common stock, at par	$42,019
Paid-in capital in excess of par	40,777,308

40,819,327
Distributions in excess of net investment income	(492,156)
Accumulated net realized loss on investment and foreign currency transactions	(63,128)
Net unrealized appreciation on investments and foreign currencies (net of capital gains tax)	306,810

Net assets, October 31, 2012	$40,570,853

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($5,985,202 ÷ 622,535 shares of common stock issued and outstanding)	$9.61
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price to public	$10.06

Class C
Net asset value, offering price and redemption price per share ($1,025,449 ÷ 106,264 shares of common stock issued and outstanding)	$9.65

Class Q
Net asset value, offering price and redemption price per share ($1,058 ÷ 109.5 shares of common stock issued and outstanding)	$9.66

Class Z
Net asset value, offering price and redemption price per share ($33,559,144 ÷ 3,472,994 shares of common stock issued and outstanding)	$9.66

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	29

Statement of Operations

Year Ended October 31, 2012

Net Investment Income
Income
Unaffiliated interest income (net of foreign withholding taxes of $93,630)	$2,038,218
Affiliated dividend income	3,707

Total income	2,041,925

Expenses
Management fee	271,577
Distribution fee—Class A	6,803
Distribution fee—Class C	7,858
Custodian’s fees and expenses	150,000
Audit fee	60,000
Registration fees	50,000
Reports to shareholders	21,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,400) (Note 3)	12,000
Directors’ fees	11,000
Insurance	1,000
Miscellaneous	23,729

Total expenses	628,967
Expense reimbursement (Note 2)	(257,440)

Net expenses	371,527

Net investment income	1,670,398

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(523,072)
Foreign currency transactions	306,542
Financial futures transactions	(19,889)
Swap agreement transactions	7,204

(229,215)

Net change in unrealized appreciation (depreciation) on:
Investments (net of capital gains tax)	1,401,933
Foreign currencies	171,120
Swap agreements	46,083

1,619,136

Net gain on investment and foreign currency transactions	1,389,921

Net Increase In Net Assets Resulting From Operations	$3,060,319

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31, 2012	March 30, 2011* through October 31, 2011
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,670,398	$810,330
Net realized loss on investment and foreign currency transactions	(229,215)	(537,861)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,619,136	(1,312,326)

Net increase (decrease) in net assets resulting from operations	3,060,319	(1,039,857)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(150,328)	(19,533)
Class C	(36,880)	(2,172)
Class Q	(58)	(12)
Class Z	(1,755,165)	(314,913)

	(1,942,431)	(336,630)

Tax return of capital
Class A	—	(33,363)
Class C	—	(3,710)
Class Q	—	(21)
Class Z	—	(537,863)

	—	(574,957)

Series share transactions (Note 6)
Net proceeds from shares sold	12,318,655	32,459,449
Net asset value of shares issued in reinvestment of dividends and tax return of capital	1,894,634	894,161
Cost of shares reacquired	(4,310,811)	(1,851,679)

Net increase in net assets from Series share transactions	9,902,478	31,501,931

Total increase	11,020,366	29,550,487

Net Assets:
Beginning of period	29,550,487	—

End of period	$40,570,853	$29,550,487

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	31

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of five series: Prudential International Equity Fund, Prudential International Value Fund, Prudential Jennison Global Opportunities Fund, Prudential Jennison International Opportunities Fund, and Prudential Emerging Markets Debt Local Currency Fund (the “Series”). These financial statements relate to the Prudential Emerging Markets Debt Local Currency Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on March 30, 2011. The Series is non-diversified.

The investment objective of the Series is to seek total return, through a combination of current income and capital appreciation.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of the financial statements.

Securities Valuation: The Series holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair values of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Series’ normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset value on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, issued and guaranteed obligations, U.S. Treasury obligations, and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Emerging Markets Debt Local Currency Fund	33

Notes to Financial Statements

continued

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with input from deal term, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

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(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’

Prudential Emerging Markets Debt Local Currency Fund	35

Notes to Financial Statements

continued

maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. Such credit risk may be mitigated by entering into a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there are no assurances that such mitigating factors are easily enforceable.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series purchased options and may write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series currently owns or intends to purchase. The Series’ principal reason for writing options would be to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium

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is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Series, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

Swap Agreements: The Series entered into interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Series are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments using interest

Prudential Emerging Markets Debt Local Currency Fund	37

Notes to Financial Statements

continued

rate swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. Such credit risk may be mitigated by entering into a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there are no assurances that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate), swap agreements involve, to varying degrees, elements of credit, market risk and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party.

Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2012, the Series has not met conditions under such agreements that give the counterparty the right to call for an early termination.

Concentration of Risk: The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government), held by the Series, to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

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Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, are made annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is each series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with

Prudential Emerging Markets Debt Local Currency Fund	39

Notes to Financial Statements

continued

Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .80% of the average daily net assets of the Series.

PI has contractually agreed through February 28, 2014 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.05% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) who acts as the distributor of the Class A, Class C, Class Q and Class Z shares. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through February 28, 2014, to limit such expenses to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received $24,141 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2012. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that it has received $685 in contingent deferred sales charges imposed upon certain redemptions by Class C Shareholders for the year ended October 31, 2012.

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PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a Series of the Prudential Investment Portfolios 2 registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended October 31, 2012, were $32,179,208 and $22,265,590, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2012, the adjustments were to increase distributions in excess of net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $183,845 due to the differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, swaps, paydown gains/losses and other book to tax adjustments. Net investment income, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $1,942,431 of ordinary

Prudential Emerging Markets Debt Local Currency Fund	41

Notes to Financial Statements

continued

income. For the period ended October 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $336,630 of ordinary income and $574,957 of tax return of capital.

As of October 31, 2012, the Fund had accumulated undistributed earnings on a tax basis of $330,673 of ordinary income and $91,800 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$40,520,247	$489,437	$(1,169,715)	$(680,278)	$70,143	$(610,135)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, wash sales and straddle loss deferrals. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class C shares are sold with a contingent deferred sales charge of 1% on shares redeemed

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within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock. For the fiscal year ended October 31, 2012, no such exchanges were made.

As of October 31, 2012, Prudential Financial, Inc. through its affiliates owned 109 Class A shares, 108 Class C shares, 109 Class Q shares and 110 Class Z shares of the Series.

There are 275 million shares of common stock at $0.01 par value per share, designated Class A, Class C, Class Q and Class Z common stock, each of which consists of 75 million, 75 million, 50 million and 75 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	507,223	$4,807,892
Shares issued in reinvestment of dividends	13,747	128,087
Shares reacquired	(178,210)	(1,655,069)

Net increase (decrease) in shares outstanding	342,760	$3,280,910

Period ended October 31, 2011:*
Shares sold	415,348	$4,173,929
Shares issued in reinvestment of dividends and tax return of capital	4,853	46,027
Shares reacquired	(140,426)	(1,355,681)

Net increase (decrease) in shares outstanding	279,775	$2,864,275

Prudential Emerging Markets Debt Local Currency Fund	43

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended October 31, 2012:
Shares sold	76,112	$714,307
Shares issued in reinvestment of dividends	3,789	35,467
Shares reacquired	(15,867)	(147,837)

Net increase (decrease) in shares outstanding	64,034	$601,937

Period ended October 31, 2011:*
Shares sold	50,542	$505,520
Shares issued in reinvestment of dividends and tax return of capital	571	5,479
Shares reacquired	(8,883)	(82,126)

Net increase (decrease) in shares outstanding	42,230	$428,873

Class Q
Year ended October 31, 2012:
Shares issued in reinvestment of dividends	6.1	$58

Net increase (decrease) in shares outstanding	6.1	$58

Period ended October 31, 2011:*
Shares sold	100.0	$1,000
Shares issued in reinvestment of dividends and tax return of capital	3.4	33

Net increase (decrease) in shares outstanding	103.4	$1,033

Class Z
Year ended October 31, 2012:
Shares sold	721,461	$6,796,456
Shares issued in reinvestment of dividends	185,266	1,731,022
Shares reacquired	(264,332)	(2,507,905)

Net increase (decrease) in shares outstanding	642,395	$6,019,573

Period ended October 31, 2011:*
Shares sold	2,790,861	$27,779,000
Shares issued in reinvestment of dividends and tax return of capital	85,813	842,622
Shares reacquired	(46,075)	(413,872)

Net increase (decrease) in shares outstanding	2,830,599	$28,207,750

*	Commencement of operations on March 30, 2011.

Note 7. Borrowing

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share

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redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through November 14, 2012. The SCA has been renewed effective November 15, 2012 at substantially similar terms through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the year ended October 31, 2012.

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, in addition to the monthly dividend paid by the Series, the Series declared an ordinary income dividend on December 19, 2012 to shareholders of record on December 20, 2012. The ex-dividend date was December 21, 2012. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.04746
Class C	$0.04746
Class Q	$0.04746
Class Z	$0.04746

The Series declared capital gain distributions on December 19, 2012 to shareholders of record on December 24, 2012. The ex-dividend date was December 26, 2012. The per share amounts declared were as follows:

	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.02784	$0.02090
Class C	$0.02784	$0.02090
Class Q	$0.02784	$0.02090
Class Z	$0.02784	$0.02090

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within

Prudential Emerging Markets Debt Local Currency Fund	45

Notes to Financial Statements

continued

those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

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Financial Highlights

Class A Shares
	Year Ended October 31, 2012(b)	March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.36	$10.00
Income (loss) from investment operations:
Net investment income	.42	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	(.62)
Total from investment operations	.77	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.52)	(.13)
Tax return of capital	-	(.21)
Total dividends and distributions	(.52)	(.34)
Net asset value, end of period	$9.61	$9.36
Total Return(c):	8.53%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,985	$2,620
Average net assets (000)	$2,721	$1,634
Ratios to average net assets(d)(e):
Expenses, including distribution and service (12b-1) fees(f)	1.30%	1.30% (g)
Expenses, excluding distribution and service (12b-1) fees	1.05%	1.05% (g)
Net investment income	4.73%	4.85% (g)
Portfolio turnover rate	70%	60% (h)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment income ratio would be 2.04%, 1.79% and 3.99%, respectively, for the year ended October 31, 2012 and 2.76%, 2.51% and 3.39%, respectively, for the period ended October 31, 2011.

(f) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(g) Annualized.

(h) Not annualized.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	47

Financial Highlights

continued

Class C Shares
	Year Ended October 31, 2012(b)	March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.41	$10.00
Income (loss) from investment operations:
Net investment income	.37	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.32	(.57)
Total from investment operations	.69	(.26)
Less Dividends and Distributions:
Dividends from net investment income	(.45)	(.12)
Tax return of capital	-	(.21)
Total dividends and distributions	(.45)	(.33)
Net asset value, end of period	$9.65	$9.41
Total Return(c):	7.55%	(2.72)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,025	$398
Average net assets (000)	$786	$211
Ratios to average net assets(d)(e):
Expenses, including distribution and service (12b-1) fees	2.05%	2.05% (f)
Expenses, excluding distribution and service (12b-1) fees	1.05%	1.05% (f)
Net investment income	3.89%	4.09% (f)
Portfolio turnover rate	70%	60% (g)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment income ratio would be 2.78%, 1.78% and 3.16%, respectively, for the year ended October 31, 2012 and 3.52%, 2.52% and 2.62%, respectively, for the period ended October 31, 2011.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

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Class Q Shares
	Year Ended October 31, 2012(b)	March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.37	$10.00
Income (loss) from investment operations:
Net investment income	.47	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.59)
Total from investment operations	.84	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.55)	(.12)
Tax return of capital	-	(.21)
Total dividends and distributions	(.55)	(.33)
Net asset value, end of period	$9.66	$9.37
Total Return(c):	9.31%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1	$1
Average net assets (000)	$1	$1
Ratios to average net assets(d)(e):
Expenses, including distribution and service (12b-1) fees	1.05%	1.05% (f)
Expenses, excluding distribution and service (12b-1) fees	1.05%	1.05% (f)
Net investment income	5.06%	4.98% (f)
Portfolio turnover rate	70%	60% (g)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d) Does not include expenses of the underlying fund in which the Series invests.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment income ratio would be 1.71%, 1.71% and 4.40%, respectively, for the year ended October 31, 2012 and 2.67%, 2.67% and 3.36%, respectively, for the period ended October 31, 2011.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

Prudential Emerging Markets Debt Local Currency Fund	49

Financial Highlights

continued

Class Z Shares
	Year Ended October 31, 2012(b)	March 30, 2011(a) through October 31, 2011
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$9.37	$10.00
Income (loss) from investment operations:
Net investment income	.47	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	(.59)
Total from investment operations	.83	(.30)
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.12)
Tax return of capital	-	(.21)
Total dividends and distributions	(.54)	(.33)
Net asset value, end of period	$9.66	$9.37
Total Return(c):	9.21%	(3.14)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$33,559	$26,532
Average net assets (000)	$30,441	$25,697
Ratios to average net assets(d)(e):
Expenses, including distribution and service (12b-1) fees	1.05%	1.05% (f)
Expenses, excluding distribution and service (12b-1) fees	1.05%	1.05% (f)
Net investment income	4.96%	4.99% (f)
Portfolio turnover rate	70%	60% (g)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the reporting period, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period less than a full year is not annualized.

(d)	Does not include expenses of the underlying portfolios in which the Series invests.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment income ratio would be 1.81%, 1.81% and 4.20%,respectively, for the year ended October 31, 2012 and 2.72%, 2.72% and 3.32%, respectively, for the period ended October 31, 2011.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Emerging Markets Debt Local Currency Fund (one of the series constituting Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period March 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period March 30, 2011 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2012

Prudential Emerging Markets Debt Local Currency Fund	51

Tax Information

(Unaudited)

For the year ended October 31, 2012, the Fund reports the maximum amount allowable but not less than 4.84% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after October 31, 2012. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2013, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2012.

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

Prudential Emerging Markets Debt Local Currency Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1)	The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988– August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Prudential Emerging Markets Debt Local Currency Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 5-7, 2012 and approved the renewal of the agreements through July 31, 2013, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.

Prudential Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 5-7, 2012.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2011 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board

Prudential Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the fourth calendar quarter ended December 31, 2011. The Board considered that the Fund commenced operations on March 30, 2011, and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2011. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Emerging Markets Debt Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	Q4 2011	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 4th Quartile

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•	The Board noted that the Fund outperformed its benchmark index for the fourth quarter of 2011.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 1.05% (exclusive of 12b-1 fees and certain other fees) through February 28, 2014.
•

The Board concluded that, in light of the Fund’s recent inception date and strong short-term performance against its benchmark index at the end of 2011, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*     *     *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Emerging Markets Debt Local Currency Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Emerging Markets Debt Local Currency Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	EMDAX	EMDCX	EMDQX	EMDZX
CUSIP	743969750	743969743	743969735	743969727

MF212E    0236589-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GLOBAL OPPORTUNITIES FUND

ANNUAL REPORT • OCTOBER 31, 2012

Fund Type

Global Stock

Objective

To seek long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 14, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Global Opportunities Fund informative and useful. The report covers performance for the seven-month period that ended October 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Global Opportunities Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Global Opportunities Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 3.10%; Class C, 3.85%; Class Z, 2.72%. Net operating expenses: Class A, 1.60%; Class C, 2.35%; Class Z, 1.35%, after contractual reduction through 2/28/2014.

Cumulative Total Returns (Without Sales Charges) as of 10/31/12
Since Inception
Class A	-1.40% (3/14/2012)
Class C	-1.90 (3/14/2012)
Class Z	-1.30 (3/14/2012)
MSCI AC World ND Index	0.89
Lipper Global Multi-Cap Core Funds Average	0.21
Lipper Global Multi-Cap Growth Funds Average	-0.96

Average Annual Total Returns (With Sales Charges) as of 9/30/12
Since Inception
Class A	N/A (3/14/2012)
Class C	N/A (3/14/2012)
Class Z	N/A (3/14/2012)
MSCI AC World ND Index	N/A
Lipper Global Multi-Cap Core Funds Average	N/A
Lipper Global Multi-Cap Growth Funds Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/12
Since Inception
Class A	N/A (3/14/2012)
Class C	N/A (3/14/2012)
Class Z	N/A (3/14/2012)

Average Annual Total Returns (Without Sales Charges) as of 10/31/12
Since Inception
Class A	N/A (3/14/2012)
Class C	N/A (3/14/2012)
Class Z	N/A (3/14/2012)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Global Opportunities Fund (Class A shares) with a similar investment in the MSCI AC World ND Index by portraying the initial account values at the commencement of operations for Class A shares (March 14, 2012) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a CDSC or 12b-1 fee. The

Prudential Jennison Global Opportunities Fund	3

Your Fund’s Performance (continued)

returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

MSCI AC World ND Index

The MSCI All Country World Index (MSCI ACWI) is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI comprises 24 developed market country indexes and 21 emerging market country indexes. The developed market country indexes include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indexes include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Lipper Global Multi-Cap Core Funds Average

Funds in the Lipper Global Multi-Cap Core Funds Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper Global Multi-Cap Growth Funds Average

Funds in the Lipper Global Multi-Cap Growth Funds Average are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap growth funds typically have above-average characteristics compared to the MSCI World Index.

Note: Although the Fund is classified by Lipper in its Multi-Cap Core Funds Performance Universe, the Multi-Cap Growth Funds Performance Universe was utilized for performance comparisons, because the Fund’s investment manager believes that the Multi-Cap Growth Funds Performance Universe provides a more appropriate basis for Fund performance comparisons.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/12
Apple, Inc., United States	8.4%
Michael Kors Holdings Ltd., United States	3.8
Inditex SA, Spain	3.6
MasterCard, Inc. (Class A Stock), United States	3.5
Home Depot, Inc. (The), United States	3.5

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Five Largest Industries expressed as a percentage of net assets as of 10/31/12
Specialty Retail	10.1%
Textiles, Apparel & Luxury Goods	9.9
Internet Software & Services	9.7
Computers & Peripherals	8.4
Internet & Catalog Retail	6.4

Prudential Jennison Global Opportunities Fund	5

Strategy and Performance Overview

How did the Fund perform?

From its inception on March 14, 2012, through October 31, 2012, the Prudential Jennison Global Opportunities Fund’s Class A shares declined by 1.40%. Over the same period, the MSCI All Country World Net Dividend Index rose 0.89% and the Lipper Global Multi-Cap Growth Average declined –0.96%.

What was the market environment?

Global equity markets were highly volatile in the period, reflecting swings in sentiment around European sovereign debt issues and uncertainty about global growth. Stock prices rose and fell as sentiment veered between optimism and pessimism, often based on short-term data. U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent.

With the implementation of austerity measures, many European economies contracted. Emerging markets offered mixed opportunities: some domestically focused companies in certain countries showed solid growth, while companies with large export exposure to developed markets felt the impact of slower growth. Growth in China, a key engine of global economic expansion, slowed. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

Which holdings made the largest positive contributions to the Fund’s return?

Consumer staples stocks contributed significantly to Fund performance.

•

Raia Drogasil is Brazil’s largest drugstore chain. Jennison believes the company’s strong balance sheet, operational structure, and experienced management team position Raia for market share gains as Brazil’s highly fragmented retail drugstore market consolidates.

•

Orion is Korea’s second-largest confectionery company. It sells in 75 different countries, with main operations in China, Russia, Vietnam, and Japan. Jennison expects Orion’s operations in China to expand at a compound annual rate of 30% over the next few years as it diversifies its product offerings, expands its production capacity, and broadens its high-margin distribution channels.

In consumer discretionary, Inditex, Home Depot, Prada, Michael Kors, and Mr Price Group were key contributors.

•

Jennison believes Italian luxury retailer Prada’s strong brand, cutting-edge design, and growing scale present an opportunity to generate above-average sales and earnings growth. Jennison expects the company to benefit from the demand for upscale consumer goods in Asia, where millions of newly affluent consumers purchase branded bags, clothes, and jewelry.

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•

Based in Durban, Mr Price Group operates and franchises almost 1,000 apparel and home products stores, primarily in South Africa. Jennison likes the company’s exposure to Southern Africa’s growing middle class, its solid balance sheet, and strong earnings growth potential.

•	Please see the “Comments on Largest Holdings” section for a discussion of Inditex, Home Depot, and Michael Kors.

Tencent Holdings was a notable performer in information technology.

•

Tencent is China’s largest and most visited Internet service portal. Its messaging app has the potential to extend Tencent’s dominance from desktop computers to mobile devices, in Jennison’s view. It could also drive interest in revenue-generating mobile games, apps, and fee-based services.

Which holdings detracted most from the Fund’s return?

Energy positions detracted most from Fund return.

•

FMC Technologies, which provides subsea oil and gas production systems, fell on lower-than-expected revenue and earnings. The subsea sector offers compelling growth prospects over the long term, in Jennison’s view, given increasing ultra-deepwater drilling activity and the rapid expansion of deepwater rig fleets.

Some consumer names also hurt performance.

•	London-based apparel and accessories retailer Burberry Group fell on indications of decelerating sales and store traffic.

•	Watch retailer Fossil declined after reporting lighter-than-projected revenue, partly due to weakness in Europe.

In information technology, VMware and Cognizant Technology Solutions lost ground.

•	Cloud computing pioneer VMware was hurt by concerns about information technology spending.

•	Technology outsourcing company Cognizant Technology reduced its revenue guidance, as business from the company’s North American banking clients was not as strong as expected.

Jennison eliminated the Fund’s positions in Burberry, Fossil, VMware, and Cognizant Technology.

Prudential Jennison Global Opportunities Fund	7

Strategy and Performance Overview (continued)

Were there significant changes to the portfolio?

Over the period, the Fund’s sector weights were largely stable. Relative to the MSCI All Country World NDR Index, the Fund was heavily invested in technology and consumer discretionary stocks, while financials, industrials, and materials exposures were small.

Comments on Largest Holdings

8.4% Apple, Inc., Computers & Peripherals: Apple designs, manufactures, and markets personal computers, mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). Jennison believes Apple’s creativity and innovation in product design and marketing will continue to drive share gains.

3.8% Michael Kors Holdings Ltd., Textiles, Apparel, and Luxury Goods: Michael Kors designs, markets, distributes, and sells branded apparel and accessories. Jennison considers Kors a rapidly growing luxury lifestyle brand with strong revenue, margin, and earnings upside potential. The company’s opportunities to open more stores, increase square footage, and expand into new international markets could result in higher operating margins.

3.6% Inditex S.A., Specialty Retail: Industria de Diseño Textil, or Inditex, is one of the world’s largest fashion retailers. Best known globally for its brand, Zara, the Spain-based company is engaged in a range of activities in the textile and fashion design, manufacturing, and distribution businesses. Jennison believes Inditex’s vertical integration is a competitive advantage as it allows the company to shorten turnaround times and achieve greater flexibility, reducing merchandise stock and fashion risk.

3.5% MasterCard, Inc. (Class A Stock), Information Technology Services: MasterCard is the No. 2 payment system in the U.S. Jennison’s long-term decision on MasterCard is based on projected growth in the total value of its cardholders’ transactions, as consumers continue their ongoing shift from paper money to electronic credit/debit transactions (retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards).

3.5% Home Depot, Inc. (The), Specialty Retail: Home Depot, the world’s largest home improvement chain, is benefiting from an improving U.S. housing market and strong execution. Jennison likes the company’s margin improvement opportunities and aggressive return of cash to shareholders through share buybacks and dividend payouts.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2012, at the beginning of the period, and held through the six-month period ended October 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Jennison Global Opportunities Fund	9

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Global Opportunities Fund		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$974.30	1.60%	$7.94
	Hypothetical	$1,000.00	$1,017.09	1.60%	$8.11

Class C	Actual	$1,000.00	$971.30	2.35%	$11.64
	Hypothetical	$1,000.00	$1,013.32	2.35%	$11.89

Class Z	Actual	$1,000.00	$975.30	1.35%	$6.70
	Hypothetical	$1,000.00	$1,018.35	1.35%	$6.85

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2012, and divided by the 366 days in the Fund's fiscal year ended October 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS 97.7%

Brazil 7.0%
18,621	Arezzo Industria e Comercio SA	$332,346
19,233	BR Properties SA	251,888
7,800	BTG Pactual Participations Ltd., 144A	122,892
18,121	BTG Pactual Participations Ltd.	285,504
33,478	Raia Drogasil SA	368,397

		1,361,027

China 3.7%
1,275	Baidu, Inc., ADR*	135,941
16,345	Tencent Holdings Ltd.	577,871

		713,812

Denmark 3.1%
3,790	Novo Nordisk A/S (Class B Stock)	610,775

France 3.1%
2,650	Remy Cointreau SA	274,851
2,882	Technip SA	324,614

		599,465

Germany 2.0%
5,323	SAP AG	387,744

Hong Kong 2.4%
181,945	China Overseas Land & Investment Ltd.	476,576

Italy 4.4%
9,591	Luxottica Group SpA	364,859
61,206	Prada SpA	499,122

		863,981

Macau 1.3%
68,967	Sands China Ltd.	259,403

Mexico 1.3%
24,821	Mexichem SAB de CV, 144A	123,024
27,617	Mexichem SAB de CV	136,883

		259,907

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	11

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

South Africa 1.2%
15,373	Mr Price Group Ltd.	$237,492

South Korea 3.8%
390	Orion Corp.	366,184
311	Samsung Electronics Co. Ltd.	373,565

		739,749

Spain 3.6%
5,452	Inditex SA	695,633

Thailand 1.9%
283,304	CP ALL PCL	367,417

United Kingdom 7.3%
6,629	Aggreko PLC	229,999
41,606	ARM Holdings PLC	446,495
5,351	ASOS PLC*	194,725
9,440	Diageo PLC	269,793
19,681	Rolls-Royce Holdings PLC	271,393

		1,412,405

United States 51.6%
5,379	Alexion Pharmaceuticals, Inc.*	486,154
2,166	Amazon.com, Inc.*	504,288
2,749	Apple, Inc.	1,635,930
2,009	Biogen Idec, Inc.*	277,684
10,376	eBay, Inc.*	501,057
5,582	Estee Lauder Cos., Inc. (The) (Class A Stock)	343,963
4,347	Facebook, Inc. (Class A Stock)*	91,787
4,898	FMC Technologies, Inc.*	200,328
3,831	Gilead Sciences, Inc.*	257,290
4,102	Goldman Sachs Group, Inc. (The)	502,044
11,096	Home Depot, Inc. (The)	681,073
3,793	LinkedIn Corp. (Class A Stock)*	405,585
1,481	MasterCard, Inc. (Class A Stock)	682,637
2,190	MercadoLibre, Inc.	183,894
13,453	Michael Kors Holdings Ltd.*	735,744
3,645	Monsanto Co.	313,725
4,499	National Oilwell Varco, Inc.	331,576
945	priceline.com, Inc.*	542,213

See Notes to Financial Statements.

12	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United States (cont’d.)
2,697	Salesforce.com, Inc.*	$393,708
3,011	Teradata Corp.*	205,682
3,590	Tesla Motors, Inc.*	100,987
8,702	TJX Cos., Inc.	362,264
2,105	TransDigm Group, Inc.	280,407
688	Workday, Inc. (Class A Stock)*	33,368

		10,053,388

	Total common stocks (cost $18,002,352)	19,038,774

PREFERRED STOCKS 1.4%

Germany 1.4%
1,313	Volkswagen AG	271,613

United Kingdom
1,495,756	Rolls-Royce Holdings PLC (Class C Stock)*	2,414

	Total preferred stocks (cost $265,470)	274,027

	Total long-term investments (cost $18,267,822)	19,312,801

SHORT-TERM INVESTMENT 1.1%

Affiliated Money Market Mutual Fund
209,465	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $209,465; Note 3)(a)	209,465

	Total Investments 100.2% (cost $18,477,287; Note 5)	19,522,266
	Liabilities in excess of other assets (0.2%)	(29,229)

	Net Assets 100.0%	$19,493,037

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	13

Portfolio of Investments

as of October 31, 2012 continued

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Brazil	$1,361,027	$—	$—
China	713,812	—	—
Denmark	610,775	—	—
France	599,465	—	—
Germany	387,744	—	—
Hong Kong	476,576	—	—
Italy	863,981	—	—
Macau	259,403	—	—
Mexico	259,907	—	—
South Africa	237,492	—	—
South Korea	739,749	—	—
Spain	695,633	—	—
Thailand	—	367,417	—
United Kingdom	1,412,405	—	—
United States	10,053,388	—	—
Preferred Stocks:
Germany	271,613	—	—
United Kingdom	—	2,414	—
Affiliated Money Market Mutual Fund	209,465	—	—

Total	$19,152,435	$369,831	$—

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

Specialty Retail	10.1%
Textiles, Apparel & Luxury Goods	9.9
Internet Software & Services	9.7
Computers & Peripherals	8.4
Internet & Catalog Retail	6.4
Biotechnology	5.3
IT Services	4.6
Energy Equipment & Services	4.4
Semiconductors & Semiconductor Equipment	4.2
Software	4.2
Food & Staples Retailing	3.8
Real Estate Management & Development	3.7
Pharmaceuticals	3.1
Chemicals	2.9
Aerospace & Defense	2.8%
Beverages	2.8
Capital Markets	2.6
Diversified Financial Services	2.1
Automobiles	1.9
Food Products	1.9
Personal Products	1.8
Hotels, Restaurants & Leisure	1.3
Commercial Services & Supplies	1.2
Affiliated Money Market Mutual Fund	1.1

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	15

Statement of Assets and Liabilities

as of October 31, 2012

Assets
Investments at value:
Unaffiliated Investments (cost $18,267,822)	$19,312,801
Affiliated Investments (cost $209,465)	209,465
Receivable for investments sold	193,100
Dividends receivable	29,159
Due from Manager	13,206
Receivable for Series shares sold	3,309
Foreign tax reclaim receivable	2,596
Prepaid expenses	607

Total assets	19,764,243

Liabilities
Payable for investments purchased	201,995
Accrued expenses	67,746
Distribution fee payable	1,346
Affiliated transfer agent fee payable	119

Total liabilities	271,206

Net Assets	$19,493,037

Net assets were comprised of:
Common stock, at par	$19,749
Paid-in capital in excess of par	19,613,186

19,632,935
Net investment loss	(12,187)
Accumulated net realized loss on investment and foreign currency transactions	(1,172,568)
Net unrealized appreciation on investments and foreign currencies	1,044,857

Net assets, October 31, 2012	$19,493,037

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($3,897,573 ÷ 395,198 shares of common stock issued and outstanding)	$9.86
Maximum sales charge (5.50% of offering price)	.57

Maximum offering price to public	$10.43

Class C
Net asset value, offering price and redemption price per share ($593,362 ÷ 60,499 shares of common stock issued and outstanding)	$9.81

Class Z
Net asset value, offering price and redemption price per share ($15,002,102 ÷ 1,519,236 shares of common stock issued and outstanding)	$9.87

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	17

Statement of Operations

For the Period March 14, 2012* through October 31, 2012

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $7,820)	$146,307
Unaffiliated interest income	2,018
Affiliated dividend income	1,015

Total income	149,340

Expenses
Management fee	101,872
Distribution fee—Class A	4,702
Distribution fee—Class C	1,903
Registration fees	54,000
Custodian’s fees and expenses	51,000
Legal fees and expenses	31,000
Audit fee	30,000
Reports to shareholders	24,000
Directors’ fees	6,000
Transfer agent’s fees and expenses (including affiliated expense of $300) (Note 3)	1,000
Miscellaneous	11,656

Total expenses	317,133
Expense reimbursement (Note 2)	(157,139)

Net expenses	159,994

Net investment loss	(10,654)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized loss on:
Investment transactions	(1,172,568)
Foreign currency transactions	(23,080)

(1,195,648)

Net change in unrealized appreciation (depreciation) on:
Investments	1,044,979
Foreign currencies	(122)

1,044,857

Net loss on investment and foreign currency transactions	(150,791)

Net Decrease In Net Assets Resulting From Operations	$(161,445)

*	Commencement of Series.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

March 14, 2012* through October 31, 2012
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(10,654)
Net realized loss on investment and foreign currency transactions	(1,195,648)
Net change in unrealized appreciation on investments and foreign currencies	1,044,857

Net decrease in net assets resulting from operations	(161,445)

Series share transactions (Note 6)
Net proceeds from shares sold	19,692,646
Cost of shares reacquired	(38,164)

Net increase in net assets from Series share transactions	19,654,482

Total increase	19,493,037

Net Assets:
Beginning of period	—

End of period	$19,493,037

*	Commencement of Series.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	19

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of five series: Prudential Jennison Global Opportunities Fund (the “Series”), Prudential International Equity Fund, Prudential International Value Fund, Prudential Jennison International Opportunities Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential Jennison Global Opportunities Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on March 14, 2012. The investment objective of the Series is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: The Series holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair values of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that

20	Visit our website at www.prudentialfunds.com

are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, issued and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Prudential Jennison Global Opportunities Fund	21

Notes to Financial Statements

continued

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

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Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting

Prudential Jennison Global Opportunities Fund	23

Notes to Financial Statements

continued

arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .90% of the Series’ average daily net assets.

PI has contractually agreed through February 28, 2014 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.35% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 28, 2014.

PIMS has advised the Series that they received $2,959 in front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2012. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the period ended October 31, 2012, there were no contingent deferred sales charges imposed.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Jennison Global Opportunities Fund	25

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended October 31, 2012 were $28,082,959 and $8,637,531, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the period ended October 31, 2012, the adjustments were to increase net investment loss by $1,533, decrease accumulated net realized loss on investment and foreign currency transactions by $23,080 and decrease paid-in capital in excess of par by $21,547 due to the reclassification of a net operating loss, certain transactions involving foreign currencies and nondeductible expenses. Net investment loss, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2012 there were no distributions paid by the Fund.

As of October 31, 2012, the Fund did not have any distributable earnings on a tax basis.

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The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$18,520,109	$1,364,216	$(362,059)	$1,002,157	$(20)	$1,002,137

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2012 of approximately $1,133,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period.

Note 6. Capital

The Series offers Class A, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

At October 31, 2012, Prudential Financial, Inc. through its affiliates owned 1,000 Class A shares, 1,000 Class C shares and 1,501,000 Class Z shares of the Series.

There are 900 million shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class C and Class Z common stock, each of which consists of 300,000,000 authorized shares.

Prudential Jennison Global Opportunities Fund	27

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Period ended October 31, 2012:*
Shares sold	399,078	$3,930,985
Shares reacquired	(3,880)	(38,164)

Net increase in shares outstanding	395,198	$3,892,821

Class C
Period ended October 31, 2012:*
Shares sold	60,499	$579,898

Net increase in shares outstanding	60,499	$579,898

Class Z
Period ended October 31, 2012:*
Shares sold	1,519,236	$15,181,763

Net increase in shares outstanding	1,519,236	$15,181,763

*	Commenced operations on March 14, 2012.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through November 14, 2012. The SCA has been renewed effective November 15, 2012 at substantially similar terms through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to December 16, 2011, the Funds had another Syndicated Credit Agreement of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the period ended October 31, 2012.

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Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Prudential Jennison Global Opportunities Fund	29

Financial Highlights

Class A Shares
	March 14, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.02)
Net realized and unrealized loss on investment and foreign currency transactions	(.12)
Total from investment operations	(.14)
Net asset value, end of period	$9.86
Total Return(b):	(1.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,898
Average net assets (000)	$2,967
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	1.60%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(e)(f)
Net investment loss	(.30)%	(e)(f)
Portfolio turnover rate	48%	(g)

(a) Commencement of Series.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying fund in which the Series invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment loss ratio would have been 3.05%, 2.80% and (1.75)%, respectively, for the period ended October 31, 2012.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Class C Shares
	March 14, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.06)
Net realized and unrealized loss on investment and foreign currency transactions	(.13)
Total from investment operations	(.19)
Net asset value, end of period	$9.81
Total Return(b):	(1.90)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$593
Average net assets (000)	$300
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.35%	(d)(e)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(d)(e)
Net investment loss	(.97)%	(d)(e)
Portfolio turnover rate	48%	(f)

(a) Commencement of Series.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying fund in which the Series invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment loss ratio would have been 3.85%, 2.85% and (2.47)%, respectively, for the period ended October 31, 2012.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison Global Opportunities Fund	31

Financial Highlights

continued

Class Z Shares
	March 14, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment loss	-	(d)
Net realized and unrealized loss on investment and foreign currency transactions	(.13)
Total from investment operations	(.13)
Net asset value, end of period	$9.87
Total Return(b):	(1.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15,002
Average net assets (000)	$14,655
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.35%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(e)(f)
Net investment loss	(.03)%	(e)(f)
Portfolio turnover rate	48%	(g)

(a) Commencement of Series.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying fund in which the Series invests.

(d) Less than $.005 per share.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment loss ratio would have been 2.72%, 2.72% and (1.40)%, respectively, for the period ended October 31, 2012.

(f) Annualized.

(g) Not annualized.

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Global Opportunities Fund (one of the series constituting Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statements of operations, changes in net assets and the financial highlights for the period March 14, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period March 14, 2012 to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2012

Prudential Jennison Global Opportunities Fund	33

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Jennison Global Opportunities Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

    Visit our website at www.prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Jennison Global Opportunities Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

    Visit our website at www.prudentialfunds.com

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Global Opportunities Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Global Opportunities Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z
NASDAQ	PRJAX	PRJCX	PRJZX
CUSIP	743969719	743969693	743969685

MF214E    0236591-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

ANNUAL REPORT • OCTOBER 31, 2012

Fund Type

International Stock

Objective

To seek long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

December 14, 2012

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison International Opportunities Fund informative and useful. The report covers performance for the four-month period that ended October 31, 2012.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison International Opportunities Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison International Opportunities Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 4.42%; Class C, 5.29%; Class Z, 4.28%. Net operating expenses: Class A, 1.60%; Class C, 2.35%; Class Z, 1.35%, after contractual reduction through 2/28/2014.

Cumulative Total Returns (Without Sales Charges) as of 10/31/12
Since Inception
Class A	13.10%(6/5/2012)
Class C	12.80 (6/5/2012)
Class Z	13.20 (6/5/2012)
MSCI AC World Index ex-US	14.18
Lipper International Multi-Cap Core Funds Average	13.69
Lipper International Multi-Cap Growth Funds Average	12.29

Average Annual Total Returns (With Sales Charges) as of 9/30/12
Since Inception
Class A	N/A (6/5/2012)
Class C	N/A (6/5/2012)
Class Z	N/A (6/5/2012)
MSCI AC World Index ex-US	N/A
Lipper International Multi-Cap Core Funds Average	N/A
Lipper International Multi-Cap Growth Funds Average	N/A

Average Annual Total Returns (With Sales Charges) as of 10/31/12
Since Inception
Class A	N/A (6/5/2012)
Class C	N/A (6/5/2012)
Class Z	N/A (6/5/2012)

Average Annual Total Returns (Without Sales Charges) as of 10/31/12
Since Inception
Class A	N/A (6/5/2012)
Class C	N/A (6/5/2012)
Class Z	N/A (6/5/2012)

2	Visit our website at www.prudentialfunds.com

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison International Opportunities Fund (Class A shares) with a similar investment in the MSCI AC World Index ex-US by portraying the initial account values at the commencement of operations for Class A shares (June 5, 2012) and the account values at the end of the current fiscal year (October 31, 2012), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain circumstances, an exchange may be

Prudential Jennison International Opportunities Fund	3

Your Fund’s Performance (continued)

made from specified share classes of the Fund to one or more other share classes of the Fund. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a CDSC or 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

MSCI AC World Index ex-US

The MSCI All Country World Index ex-US is an unmanaged free-float-adjusted, market capitalization-weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The MSCI AC World Index ex-US comprises 23 developed market country indexes and 21 emerging market country indexes. The developed market country indexes include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indexes include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Lipper International Multi-Cap Core Funds Average

Funds in the Lipper International Multi-Cap Core Funds Average are Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper International Multi-Cap Growth Funds Average

Funds in the Lipper International Multi-Cap Growth Funds Average are Funds that by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Although Lipper classifies the Fund in its International Multi-Cap Core Funds category, the Fund utilizes the Lipper International Multi-Cap Growth Funds category because the Fund’s investment manager believes that the Lipper International Multi-Cap Growth Funds category provides a more appropriate basis for Fund performance comparisons.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 10/31/12
Novo Nordisk A/S (Class B Stock), Denmark	3.6%
SAP AG, Germany	3.6
Inditex SA, Spain	3.4
Eni SpA, Italy	3.0
Michael Kors Holdings Ltd., United States	2.8

Five Largest Industries expressed as a percentage of net assets as of 10/31/12
Textiles, Apparel & Luxury Goods	10.6%
Semiconductors & Semiconductor Equipment	6.9
Specialty Retail	6.8
Beverages	6.5
Software	5.6

Prudential Jennison International Opportunities Fund	5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2012, at the beginning of the period, and held through the six-month period ended October 31, 2012. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison International Opportunities Fund		Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual**	$1,000.00	$1,131.00	1.60%	$6.94
	Hypothetical	$1,000.00	$1,017.09	1.60%	$8.11

Class C	Actual**	$1,000.00	$1,128.00	2.35%	$10.18
	Hypothetical	$1,000.00	$1,013.32	2.35%	$11.89

Class Z	Actual**	$1,000.00	$1,132.00	1.35%	$5.86
	Hypothetical	$1,000.00	$1,018.35	1.35%	$6.85

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2012, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2012 (to reflect the six-month period) with the exception of the “Actual” information which reflects the 149-day period ended October 31, 2012, due to its inception date of June 5, 2012. Expenses presented in the table include the expenses of any underlying Funds in which the Fund may invest.

**Commenced operations on June 5, 2012.

Prudential Jennison International Opportunities Fund	7

Portfolio of Investments

as of October 31, 2012

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%
COMMON STOCKS 96.5%

Belgium 0.7%
1,074	Anheuser-Busch InBev NV	$89,802

Brazil 8.6%
7,479	Arezzo Industria e Comercio SA	133,484
8,938	BR Properties SA	117,058
6,940	Cia de Bebidas das Americas	233,378
15,151	Grupo BTG Pactual	238,710
8,588	Mills Estruturas e Servicos de Engenharia SA	131,671
16,580	Raia Drogasil SA	182,449

		1,036,750

Chile 1.2%
2,415	Sociedad Quimica y Minera de Chile SA, ADR	139,708

China 3.5%
946	Baidu, Inc., ADR*	100,862
9,082	Tencent Holdings Ltd.	321,091

		421,953

Colombia 0.5%
999	Ecopetrol SA, ADR	59,151

Denmark 3.6%
2,728	Novo Nordisk A/S (Class B Stock)	439,629

France 5.8%
2,313	Dassault Systemes SA	243,705
1,596	Remy Cointreau SA	165,533
2,602	Technip SA	293,076

		702,314

Germany 6.6%
1,246	Adidas AG	106,153
764	Deutsche Bank AG	34,629
1,970	Fresenius SE & Co. KGaA	224,699
5,940	SAP AG	432,689

		798,170

Hong Kong 2.4%
111,414	China Overseas Land & Investment Ltd.	291,831

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	9

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Ireland 2.4%
16,475	Experian PLC	$284,478

Italy 9.0%
3,062	Brunello Cucinelli SpA*	54,174
15,872	Eni SpA	364,337
4,775	Luxottica Group SpA	181,650
38,988	Prada SpA	317,939
1,233	Tod’s SpA	144,232
1,733	Yoox SpA*	26,213

		1,088,545

Japan 3.1%
791	FANUC Corp.	125,938
4,534	Unicharm Corp.	245,357

		371,295

Macau 1.5%
48,003	Sands China Ltd.	180,552

Mexico 2.1%
60,800	Corp. Inmobiliaria Vesta SAB de CV, 144A*	91,520
28,070	Mexichem SAB de CV	139,128
4,176	Mexichem SAB de CV, 144A	20,698

		251,346

Netherlands 1.2%
1,662	Gemalto NV	149,975

South Africa 4.7%
13,785	Mr Price Group Ltd.	212,960
3,181	Naspers Ltd. (Class N Stock)	206,515
19,999	Woolworths Holdings Ltd.	150,846

		570,321

South Korea 4.4%
226	Orion Corp.	212,199
265	Samsung Electronics Co. Ltd.	318,311

		530,510

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Spain 3.5%
3,260	Inditex SA	$415,951

Switzerland 3.5%
1,556	Dufry AG*	197,486
578	Syngenta AG	225,788

		423,274

Taiwan 1.5%
11,271	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	179,209

Thailand 1.4%
133,251	CP ALL PCL	172,814

Turkey 1.3%
3,369	BIM Birlesik Magazalar AS	156,468

United Kingdom 16.0%
6,094	Aggreko PLC	211,437
31,278	ARM Holdings PLC	335,660
3,309	ASOS PLC*	120,416
48,410	Barclays PLC	177,728
7,555	BG Group PLC	139,903
20,743	Compass Group PLC	227,625
10,411	Diageo PLC	297,543
8,015	Hikma Pharmaceuticals PLC	95,649
23,771	Rolls-Royce Holdings PLC	327,793

		1,933,754

United States 8.0%
4,726	Accenture PLC (Class A Stock)	318,580
1,714	Core Laboratories NV	177,673
979	Credicorp Ltd.	126,624
6,165	Michael Kors Holdings Ltd.*	337,164

		960,041

	Total common stocks (cost $10,245,876)	11,647,841

PREFERRED STOCKS 2.6%

Germany 2.6%
1,493	Volkswagen AG	308,848

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	11

Portfolio of Investments

as of October 31, 2012 continued

Shares	Description	Value (Note 1)
PREFERRED STOCKS (Continued)

United Kingdom
1,806,596	Rolls-Royce Holdings PLC (Class C Stock)*	$2,916

	Total preferred stocks (cost $278,201)	311,764

	Total long-term investments (cost $10,524,077)	11,959,605

SHORT-TERM INVESTMENT 1.2%

Affiliated Money Market Mutual Fund
138,359	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $138,359) (Note 3)(a)	138,359

	Total Investments 100.3% (cost $10,662,436; Note 5)	12,097,964
	Liabilities in excess of other assets (0.3%)	(30,492)

	Net Assets 100.0%	$12,067,472

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

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The following is a summary of the inputs used as of October 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Belgium	$89,802	$—	$—
Brazil	1,036,750	—	—
Chile	139,708	—	—
China	421,953	—	—
Colombia	59,151	—	—
Denmark	439,629	—	—
France	702,314	—	—
Germany	798,170	—	—
Hong Kong	291,831	—	—
Ireland	284,478	—	—
Italy	1,088,545	—	—
Japan	371,295	—	—
Macau	180,552	—	—
Mexico	251,346	—	—
Netherlands	149,975	—	—
South Africa	570,321	—	—
South Korea	530,510	—	—
Spain	415,951	—	—
Switzerland	423,274	—	—
Taiwan	179,209	—	—
Thailand	—	172,814	—
Turkey	156,468	—	—
United Kingdom	1,933,754	—	—
United States	960,041	—	—
Preferred Stocks
Germany	308,848	—	—
United Kingdom	—	2,916	—
Affiliated Money Market Mutual Fund	138,359	—	—

Total	$11,922,234	$175,730	$—

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	13

Portfolio of Investments

as of October 31, 2012 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2012 were as follows:

Textiles, Apparel & Luxury Goods	10.6%
Semiconductors & Semiconductor Equipment	6.9
Specialty Retail	6.8
Beverages	6.5
Software	5.6
Oil, Gas & Consumable Fuels	4.7
Chemicals	4.4
Pharmaceuticals	4.4
Food & Staples Retailing	4.2
Real Estate Management & Development	4.1
Energy Equipment & Services	3.9
Internet Software & Services	3.5
Hotels Restaurants & Leisure	3.4
Aerospace & Defense	2.7
Automobiles	2.6
IT Services	2.6
Commercial Banks	2.5
Professional Services	2.4
Diversified Financial Services	2.0%
Household Products	2.0
Healthcare Providers & Services	1.9
Commercial Services & Supplies	1.8
Food Products	1.8
Media	1.7
Multiline Retail	1.3
Computers & Peripherals	1.2
Internet & Catalog Retail	1.2
Affiliated Money Market Mutual Fund	1.2
Trading Companies & Distributors	1.1
Machinery	1.0
Capital Markets	0.3

100.3
Liabilities in excess of other assets	(0.3)

100.0%

See Notes to Financial Statements.

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PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2012

Prudential Jennison International Opportunities Fund

Statement of Assets and Liabilities

as of October 31, 2012

Assets
Investments at value:
Unaffiliated investments (cost $10,524,077)	$11,959,605
Affiliated investments (cost $138,359)	138,359
Cash	38,768
Foreign currency, at value (cost $25,229)	25,269
Receivable for investments sold	181,303
Due from Manager	15,221
Dividends receivable	6,746
Prepaid expenses	594

Total assets	12,365,865

Liabilities
Payable for investments purchased	235,358
Accrued expenses	62,955
Affiliated transfer agent fee payable	54
Distribution fee payable	26

Total liabilities	298,393

Net Assets	$12,067,472

Net assets were comprised of:
Common stock, at par	$10,662
Paid-in capital in excess of par	10,688,364

10,699,026
Undistributed net investment income	10,385
Net realized loss on investment and foreign currency transactions	(77,433)
Net unrealized appreciation on investments and foreign currencies	1,435,494

Net assets, October 31, 2012	$12,067,472

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($94,071 ÷ 8,321.2 shares of common stock issued and outstanding)	$11.30
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price to public	$11.96

Class C
Net asset value, offering price and redemption price per share ($11,423 ÷ 1,013.4 shares of common stock issued and outstanding)	$11.27

Class Z
Net asset value, offering price and redemption price per share ($11,961,978 ÷ 1,056,892 shares of common stock issued and outstanding)	$11.32

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	17

Statement of Operations

For the Period June 5, 2012* through October 31, 2012

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $5,573)	$52,870
Affiliated dividend income	525

Total income	53,395

Expenses
Management fee	40,679
Distribution fee—Class A	32
Distribution fee—Class C	43
Registration fees	55,000
Custodian’s fees and expenses	32,000
Audit fee	26,000
Legal fees and expenses	18,000
Reports to shareholders	9,000
Directors’ fees	4,000
Transfer agent’s fees and expenses (including affiliated expense of $100) (Note 3)	1,000
Miscellaneous	7,626

Total expenses	193,380
Expense reimbursement (Note 2)	(132,281)

Net expenses	61,099

Net investment loss	(7,704)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(77,433)
Foreign currency transactions	5,704

(71,729)

Net change in unrealized appreciation (depreciation) on:
Investments	1,435,528
Foreign currencies	(34)

1,435,494

Net gain on investment and foreign currency transactions	1,363,765

Net Increase In Net Assets Resulting From Operations	$1,356,061

*	Commencement of Series.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

June 5, 2012* through October 31, 2012
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(7,704)
Net realized loss on investment and foreign currency transactions	(71,729)
Net change in unrealized appreciation on investments and foreign currencies	1,435,494

Net increase in net assets resulting from operations	1,356,061

Series share transactions (Note 6)
Net proceeds from shares sold	10,711,411

Net increase in net assets from Series share transactions	10,711,411

Total increase	12,067,472

Net Assets:
Beginning of period	—

End of period(a)	$12,067,472

(a) Includes undistributed net investment income of	$10,385

*	Commencement of Series.

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	19

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”) and currently consists of five series: Prudential Jennison International Opportunities Fund (the “Series”), Prudential International Equity Fund, Prudential International Value Fund, Prudential Jennison Global Opportunities Fund and Prudential Emerging Markets Debt Local Currency Fund. These financial statements relate to the Prudential Jennison International Opportunities Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on June 5, 2012.

The investment objective of the Series is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: The Series holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair values of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Series’ normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies, issued and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their

Prudential Jennison International Opportunities Fund	21

Notes to Financial Statements

continued

internal pricing models with input from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

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(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess

Prudential Jennison International Opportunities Fund	23

Notes to Financial Statements

continued

of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

24	Visit our website at www.prudentialfunds.com

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .90% of the Series’ average daily net assets.

PI has contractually agreed through February 28, 2014 to limit net annual Series operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) to each class of shares to 1.35% of the Series’ average daily net assets.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to plans of distribution (the “Class A and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through February 28, 2014.

PIMS has advised the Series that they received $1,361 in front-end sales charges resulting from sales of Class A shares during the period ended October 31, 2012. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the period ended October 31, 2012, there were no contingent deferred sales charges imposed.

Prudential Jennison International Opportunities Fund	25

Notes to Financial Statements

continued

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended October 31, 2012 were $13,717,803 and $3,113,990, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the period ended October 31, 2012, the adjustments were to increase undistributed net investment income by $18,089, increase accumulated net realized loss on investment and foreign currency transactions by $5,704 and decrease paid-in capital in excess of par by $12,385, primarily due to the difference between certain transactions involving foreign currencies and nondeductible expenses. Net investment loss, net realized loss on investment and foreign currency transactions and net assets were not affected by this change.

26	Visit our website at www.prudentialfunds.com

For the period ended October 31, 2012, there were no distributions paid by the Series.

As of October 31, 2012, the accumulated undistributed earnings on a tax basis was $53,875 of ordinary income.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$10,706,382	$1,483,954	$(92,372)	$1,391,582	$(32)	$1,391,550

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2012 of approximately $77,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Series’ tax positions and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period.

Note 6. Capital

The Series offers Class A, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

Prudential Jennison International Opportunities Fund	27

Notes to Financial Statements

continued

At October 31, 2012, Prudential Financial, Inc. through its affiliates owned 1,000 Class A shares, 1,000 Class C shares and 1,001,000 Class Z shares of the Series.

There are 900 million shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class C and Class Z common stock, each of which consists of 300,000,000 authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Period ended October 31, 2012*:
Shares sold	8,321.2	$91,261

Net increase in shares outstanding	8,321.2	$91,261

Class C
Period ended October 31, 2012*:
Shares sold	1,013.4	$10,150

Net increase in shares outstanding	1,013.4	$10,150

Class Z
Period ended October 31, 2012*:
Shares sold	1,056,892	$10,610,000

Net increase in shares outstanding	1,056,892	$10,610,000

*	Commenced operations on June 5, 2012.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period December 16, 2011 through November 14, 2012. The SCA has been renewed effective November 15, 2012 at substantially similar terms through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to December 16, 2011, the Funds had another SCA of a $750 million commitment with an annualized commitment fee of 0.10% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Series did not utilize the SCA during the period ended October 31, 2012.

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Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Series declared ordinary income dividends on December 19, 2012 to shareholders of record on December 20, 2012. The ex-dividend date was December 21, 2012. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.0474
Class C	$0.0474
Class Z	$0.0530

Note 9. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Prudential Jennison International Opportunities Fund	29

Financial Highlights

Class A Shares
	June 5, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	1.31
Total from investment operations	1.30
Net asset value, end of period	$11.30
Total Return(b):	13.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$94
Average net assets (000)	$32
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.60%	(e)(f)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(e)(f)
Net investment loss	(.61)%	(e)(f)
Portfolio turnover rate	28%	(g)

(a) Commencement of Series.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying fund in which the Series invests.

(d) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(e) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment loss ratio would be 4.37%, 4.12% and (3.38)%, respectively, for the period ended October 31, 2012.

(f) Annualized

(g) Not annualized.

See Notes to Financial Statements.

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Class C Shares
	June 5, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	1.32
Total from investment operations	1.27
Net asset value, end of period	$11.27
Total Return(b):	12.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11
Average net assets (000)	$11
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.35%	(d)(e)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(d)(e)
Net investment loss	(1.16)%	(d)(e)
Portfolio turnover rate	28%	(f)

(a) Commencement of Series.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying fund in which the Series invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment loss ratio would be 5.29%, 4.29% and (4.10)%, respectively, for the period ended October 31, 2012.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison International Opportunities Fund	31

Financial Highlights

continued

Class Z Shares
	June 5, 2012(a) through October 31, 2012
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	1.33
Total from investment operations	1.32
Net asset value, end of period	$11.32
Total Return(b):	13.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11,962
Average net assets (000)	$11,061
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.35%	(d)(e)
Expenses, excluding distribution and service (12b-1) fees	1.35%	(d)(e)
Net investment loss	(.17)%	(d)(e)
Portfolio turnover rate	28%	(f)

(a) Commencement of Series.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c) Does not include expenses of the underlying fund in which the Series invests.

(d) Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratios including and excluding distribution and services (12b-1) fees and net investment loss ratio would be 4.28%, 4.28% and (3.10)%, respectively, for the period ended October 31, 2012.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison International Opportunities Fund (one of the series constituting Prudential World Fund, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2012, and the related statement of operations, changes in net assets and the financial highlights for the period June 5, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period June 5, 2012 to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 21, 2012

Prudential Jennison International Opportunities Fund	33

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Jennison International Opportunities Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63

Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63

Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 63

President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63

Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each Board Member joined the Funds’ Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President

Chairman of Prudential Investments LLC (since January 2012); President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC (PMFS); formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

Prudential Jennison International Opportunities Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Deborah A. Docs (54) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (54) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (38) Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Andrew R. French (50) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.

Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (53) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).

Valerie M. Simpson (54) Deputy Chief Compliance Officer

Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an officer of the Fund is as follows:

Judy A. Rice, 2012; Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940, as amended (“1940 Act”), the Board of Directors (the “Board”) of Prudential World Fund, Inc. considered the proposed management agreement with Prudential Investments LLC (the “Manager”) and the proposed subadvisory agreement with Jennison Associates LLC (the “Subadviser”), with respect to the Prudential Jennison International Opportunities Fund (the “Fund”) prior to the Fund’s commencement of operations. The Board, including all of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”), met on March 6-8, 2012 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager and the Subadviser; any relevant comparable performance and the Subadviser’s qualifications and track record in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on March 6-8, 2012. The Board also considered information provided by the Manager with respect to other funds managed by the Manager and the Subadviser, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Directors determined that the overall arrangements between the Fund and the Manager, which serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and the Subadviser, which serve as the Fund’s Subadviser pursuant to the terms of a subadvisory agreement, are appropriate in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the agreements are separately discussed below.

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 6-8, 2011 meetings in connection with the renewal of the management agreements between the Manager and the other retail mutual funds in the Prudential fund complex (the “Prudential Retail Funds”), as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of the Subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of the Subadviser, the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the Subadviser. The Board also noted that the Manager pays the salaries of all the officers and non-independent Directors of the Fund. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the Subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about the Subadviser at the June 6-8, 2011 meetings in connection with the renewal of the subadvisory agreements between the Manager and the Subadviser with respect to other Prudential Retail Funds, as well as at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Subadviser. The Board considered, among other things, the qualifications, background and experience of the Subadviser’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the Subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Subadviser. The Board noted that it was satisfied with the nature, quality and extent of services provided by the Subadviser with respect to the other Prudential Retail Funds served by the Subadviser and determined that it was reasonable to

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conclude that the nature, quality and extent of services to be provided by the Subadviser under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that the Subadviser is affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, no investment performance for the Fund existed for Board review. Nevertheless, as noted above, the Board did consider the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 0.90% of the Fund’s average daily net assets to be paid by the Fund to the Manager and the proposed subadvisory fees at the annual rate of 0.45% of the Fund’s average daily net assets to be paid by the Manager to the Subadviser.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to the Lipper 15(c) Peer Group. The Board noted that the Fund’s contractual management fee ranks in the second quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares, after waivers and reimbursements, were in the third quartile of the Lipper Peer Group (first quartile being the lowest expenses), 9 basis points from the Peer Group median.

The Board noted that the Fund’s actual management fee is expected to be 0.00%, due to waivers and reimbursements required to support the net total expense limitation, given that the Fund’s initial assets will be low. The Board concluded that the proposed management fee and total expenses were reasonable in light of the services to be provided.

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Funds has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Prudential Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

Economies of Scale

Because the Fund had not yet commenced operations and the actual asset base of the Funds has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Subadviser were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager and the Subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interests of the Fund.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Judy A. Rice, Vice President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison International Opportunities Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z
NASDAQ	PWJAX	PWJCX	PWJZX
CUSIP	743969677	743969669	743969651

MF215E    0236609-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2012 and October 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $183,500 and $118,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

During the fiscal year ended October 31, 2012, KPMG billed the Registrant $13,024 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders, an in-kind distribution of equity securities and an analysis in connection with federal and state tax issues related to the fiscal year end of the portfolio. Not applicable for the fiscal year ended October 31, 2011.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2012

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	December 20, 2012